As filed with the Securities and Exchange Commission on [], 2003


                                           Securities Act File No.   333-92390
                                                                  -------------
                                   Investment Company Act File No.   811-21161
                                                                  -------------

--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------


                                  FORM N-2/A-2
                               -------------------


                        (Check appropriate box or boxes)

[X]          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


[X]          PRE-EFFECTIVE AMENDMENT NO. 2.

[_]          POST-EFFECTIVE AMENDMENT


                                     AND/OR

[X]          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940



                  ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC
               (Exact name of Registrant as specified in Charter)


                             6041 South Syracuse Way
                                    Suite 307
                        Greenwood Village, Colorado 80111
                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code: (303) 397-1956




                                       c/o
                              Gordon Dihle, Esquire
                             6041 South Syracuse Way
                                    Suite 307
                        Greenwood Village, Colorado 80111
                     (Name and address of agent for service)








                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [X]

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c) [_]

If appropriate, check the following box:

[_] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[_] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is
                         ----------------.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

TITLE OF SECURITIES  AMOUNT   PROPOSED MAXIMUM PROPOSED MAXIMUM
       BEING         BEING       OFFERING         AGGREGATE        AMOUNT OF
    REGISTERED     REGISTERED  PRICE PER UNIT   OFFERING PRICE  REGISTRATION FEE
--------------------------------------------------------------------------------

Limited Liability    2000        $25,000         $50,000,000          $4,600
Company Interests
--------------------------------------------------------------------------------

Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.


                              CROSS REFERENCE SHEET
                           PARTS A AND B OF PROSPECTUS

Item No.                    Caption                                         Location in Prospectus
--------  -----------------------------------------------------   ------------------------------------------
   1.     Outside Front Cover Page                                Outside Front Cover Page
   2.     Inside Front and Outside Back Cover Page    .           Inside Front and Outside Back Cover
   3.     Fee Table and Synopsis                                  Summary of Fund Expenses
   4.     Financial Highlights                                    Not applicable
   5.     Plan of Distribution                                    Outside Front Cover Page; Distribution
                                                                  Arrangements
   6.     Selling Shareholders                                    Not applicable
   7.     Use of Proceeds                                         Use of Proceeds
   8      General Description of the Registrant                   Outside Front Cover Page; Prospectus
                                                                  Summary--The Fund
   9.     Management                                              Management of the Fund; Use of Proceeds
  10.     Capital Stock, Long-Term Debt, and Other Securities     Capital Accounts; Distribution Arrangements
  11.     Defaults and Arrears on Senior Securities               Not applicable
  12.     Legal Proceedings                                       Not applicable
  13.     Table of Contents of the Statement of                   Table of Contents of Statement of Additional
          Additional Information                                  Information (SAI)
   14.    Cover Page of SAI                                       Cover Page (SAI)
   15.    Table of Contents of SAI                                Table of Contents (SAI)
   16.    General Information and History                         Not applicable
   17.    Investment Objective and Policies                       Investment Objective and Principal
                                                                  Investment Policies and Practices
   18.    Management                                              Management of the Fund; Board of Managers
                                                                  (SAI); Investment Advisory Service
   19.    Control Persons and Principal Holders of Securities     Control Persons (SAI)
   20.    Investment Advisory and Other Services                  Investment Advisory Services (SAI)
   21.    Brokerage Allocation and Other Practices                Brokerage (SAI)
   22.    Tax Status                                              Taxes; Tax Aspects (SAI)
   23.    Financial Statements                                    Financial Statements (SAI)



                   Subject to Completion, Dated May [ ], 2003

                  ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC
                                      [ ] = information to be added by amendment


                              SUBJECT TO COMPLETION, DATED May [     ], 2003



                              PROSPECTUS dated [ ]

                  ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC
                       Limited Liability Company Interests
                                -----------------


     INVESTMENT OBJECTIVE. Altis Limited Alternative Strategy Fund, LLC (the "Fund") is a newly formed limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to seek long term capital appreciation while attempting to generate positive returns over various market cycles. The Fund will pursue this objective by investing primarily in private investment limited partnerships and similar investment vehicles commonly known as hedge funds that are managed by a select group of alternative asset managers that employ various investment strategies which are generally independent of overall market trends ("limited market bias")
investment strategies. This investment process is referred to as a "Multi Strategy fund of funds."(continued on following page)


                 -----------------------------------------------

     Investing in the Fund's limited liability company interests ("Interests") involves a high degree of risk. See "RISK FACTORS" beginning on page [ ]. Once purchased, the interests will not be freely transferable, there is no secondary market for the interests. The Fund should be considered a speculative investment and investors should invest in the Fund only if they can sustain a complete loss of their investment.


     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


--------------------------------------------------------------------------------
Maximum Amount of Interests Offered         $50,000,000
--------------------------------------------------------------------------------
Price to Public                             NAV + sales load -
                                            Minimum Investment $25,000
--------------------------------------------------------------------------------
Sales Load                                  5.5%
--------------------------------------------------------------------------------



Altis Securities, Inc. (the "Distributor") acts as the distributor of Interests on a best efforts basis, subject to various conditions. Interests are being offered through the Distributor and other brokers and dealers that have entered into selling agreements with the Distributor. The interests will be offered at the Fund's net asset value ("NAV") on a continuous basis during a period ending the earlier of (1) fifteen months from the date of effectiveness of registration, (2) the acceptance of 1000 members, or (3) the completion of the sale of $50,000,000 in interests (the "accumulation period"). Interests will be sold only to "Accredited Investors." See "Investor Qualifications." An underwriting fee of 0.5% will be retained by the Distributor and the balance of the sales load will be reallowed by the Distributor to selling brokers and dealers. (See "Distribution Arrangements.")

                    -----------------------------------------


                             Altis Securities, Inc.
                       6041 South Syracuse Way - Suite 307
                        Greenwood Village, Colorado 80111

(continued from previous page)

     INVESTMENT PROGRAM. The Fund will pursue its investment objective by investing primarily in private investment limited partnerships and similar investment vehicles ("Private Strategy LPs") that are managed by a select group of alternative asset managers ("Strategy Manager") that employ various "limited market bias" investment strategies. These independent Strategy Managers are not affiliates of the Advisor or the Investment Manager, nor are they sub-advisors to the Fund. Limited market bias investment strategies seek to provide predictable investment returns regardless of general stock market movements. These strategies encompass a broad range of investment programs that historically have exhibited a low correlation to the general performance of equity, debt and other markets. They may include investment programs that involve the use of:

     o    market timing

     o hedging and arbitrage techniques in the equity, fixed income, currency and commodity markets

     o    investment in restricted and illiquid securities

     Strategy Managers may invest and trade in a wide range of instruments and markets, including, but not limited to:

     o    U.S. and non-U.S. equities and equity-related instruments

     o    currencies

     o    financial futures

     o    fixed income and other debt-related instruments.

     In connection with their investment programs, Strategy Manager's will make use of a variety of sophisticated investment techniques that often involve, among other things:

     o    short sales of securities

     o    the use of leverage (i.e., borrowing money for investment purposes)

     o transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts, and options on futures.

     The Fund's Advisor will have responsibility for selecting the Private Strategy LPs and the underlying Strategy Manager and determining the portion of the Fund's assets to be allocated to each Private Strategy LP. Possible factors for consideration in selecting Private Strategy LPs, may include:

     o    the historical investment performance of the Strategy Manager

     o a fee structure of the Private Strategy LP which excludes incentive or profit sharing fees with respect to investment by the Fund

     o    the underlying Strategy Manager's reputation and experience

     o the underlying Strategy Manager's ability and willingness to provide investment transparency and accurate NAV reports regarding the Private Strategy LP

     o    the effectiveness of its risk management systems

     o    its adherence to its stated investment philosophy

     o    the results of on-site interviews of the management team

     o    the quality and stability of the Private Strategy LP's organization

     o whether key personnel of the Private Strategy LP have substantial investments in the Private Strategy LP's investment program


     Not all of these factors will be considered with respect to each Private Strategy LP and other criteria may be considered. The Advisor utilizes a computer database of alternative investment asset managers to narrow the universe of potential candidates. The Fund will hold non-voting securities of Private Strategy LPs or will limit its investment in any Private Strategy LP that is not managed by another registered investment advisor who is retained to assist the Advisor or act as an investment manager for the Fund under the supervision of the Advisor (" Subadvisor") to less than 5% of the Investment Fund's voting securities. The Fund will not in the aggregate invest more than 10% of its assets in the voting securities of companies exempt from registration under Section 3(c)(1) the Investment Company Act of 1940. See "The Fund's Investment Program."


     INVESTMENT ADVISOR. Altis Advisors, Inc. (the "Advisor") which was incorporated as a Colorado corporation on January 3, 2002, serves as the Fund's investment advisor. It is a recently formed Registered Investment Advisor and has no previous history as an Investment Advisor.

     MANAGER. Altis Advisors, Inc. also serves as the investment manager and provides day-to-day investment management services to the Fund.

     RESTRICTIONS ON TRANSFER. With very limited exceptions, limited liability company interests in the Fund ("Interests") are not transferable and liquidity will be provided only through repurchase offers which may be made from time to time by the Fund as determined by the Board of Managers of the Fund (the "Board") in its sole discretion. See "Repurchases of Interests and Transfers."


     REPURCHASES OF INTERESTS. No Member will have the right to require the Fund to redeem the Member's interest. To provide a limited degree of liquidity to investors, the Fund from time to time will offer to repurchase its outstanding Interests pursuant to written tenders by investors. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion. The Advisor expects that it will recommend to the Board that the Fund offer to repurchase Interests as of [], and thereafter, twice each year, as of the last business day of June and December. The Fund's Limited Liability Company Agreement (the "LLC Agreement") provides that the Fund will be dissolved if the Interest of any investor that has submitted a compliant written request for repurchase of his Interest in response to a Fund offer to repurchase Interests, has not been repurchased by the Fund within a period of two years after the investor's request. A repurchase fee equal to 1.50% of the value of an Interest (or portion of an Interest) repurchased by the Fund will apply if the date as of which the Interest is to be valued for purposes of repurchase is less than eighteen months following the date of a Member's initial investment in the Fund. See "Repurchases of Interests and Transfers."


     MANAGEMENT FEE. The Fund will pay the Advisor a monthly fee (the "Management Fee") computed at the annual rate of 1.50% of the net asset value of outstanding Interests determined as of the last day of the month (before any repurchases of Interests). See "Management of the Fund--General."

     ADMINISTRATION FEE. The Fund will pay the Advisor a monthly fee (the "Management Fee") computed at the annual rate of 0.50% of the net asset value of outstanding Interests determined as of the last day of the month (before any repurchases of Interests). See "Management of the Fund--General."


     The overall fees and expenses payable by the Fund or borne by its investors will be higher than the fees and expenses of most other registered investment companies since the costs and administration associated with private investments made by the Fund are normally higher than that of public investments, but generally will be similar to those of many private investment funds and certain other registered investment companies with investment policies similar to those of the Fund. Direct fees paid by the Fund will range from approximately 2.5% to 2.75% per annum and indirect fees paid to Private Strategy LPs will range from approximately 2.5% to 2.75% per annum. See "Management of the Fund" and "Summary of Fund Expenses."


     INVESTOR QUALIFICATIONS. Interests are being offered only to investors that represent that they are natural persons or companies (other than investment companies) that have a net worth (or in the case of individuals, a joint net worth with their spouse) of more than $1,000,000 or that they meet certain other qualification requirements as an "Accredited Investor" pursuant to the definition of such under Rule 501(a) of Regulation D of the Securities Act of 1933. The minimum initial investment in the Fund by any investor is $25,000, and additional purchases may be made in any dollar denomination. Investors generally must obtain their Interests through the Distributor or through a broker or dealer that has entered into a selling agreement with the Distributor. Interests are being offered only to investors that are U.S. persons for Federal income tax purposes and may not be purchased by charitable remainder trusts. See "Investor Qualifications."

     POTENTIAL BENEFITS OF INVESTING IN THE FUND. An investment in the Fund enables investors to invest in Private Strategy LPs which generally are not available to the investing public, which funds may be closed from time to time to new investors or which otherwise may have stringent restrictions as to the number and type of persons who may invest in them. An investment in the Fund also enables investors to invest in a number of Private Strategy LPs without incurring the high minimum investment requirements that Private Strategy LP typically impose on investors. However, it must be considered that an investment in the Fund is one of high risk and potential investors are advised to review the "Risk Factors" described in this prospectus.


     NO MINIMUM OFFERING. There is no minimum offering amount, however, the Fund will not invest any of the Fund's assets into Private Strategy LPs until member investments in the Fund have reached $2,500,000. In the interim period to accumulating $2,500,000 the assets of the Fund will be invested in bank deposits, money market instruments or other short-term, high quality debt securities. Because of potential delays in ability to invest in certain Private Strategy LPs, substantial portions of the proceeds of the offering may be held in money market type securities for extended periods of time. The Fund will not be able to achieve its investment objective if substantial portions of the proceeds of the offering are held in money market funds. If the Fund fails to sell at least $2.5 million of Interests, then it will never have the opportunity to deploy its strategies and achieve its investment objective. Instead, the Fund will operate similar to a money market fund but, unlike a money market fund, Members will incur a substantial sales load, will own Interests with extremely limited liquidity, and the Fund will incur relatively high fees resulting in likely losses to Members.


                      -------------------------------------

     This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated [ ], 2003, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing the Fund at the address above or by calling (866) [ ]. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page [ ] of this prospectus. The SAI, and other information about the Fund, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information prospective investors and is not intended to be an active link.

     The Interests are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Interests in any state or other jurisdiction where the offer is not permitted.

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY.............................................................1
SUMMARY OF FUND EXPENSES.......................................................8
RISK FACTORS...................................................................9
USE OF PROCEEDS...............................................................17
INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES.................................17
ADVISOR PERFORMANCE HISTORY...................................................21
MANAGEMENT OF THE FUND........................................................21
INVESTOR QUALIFICATIONS.......................................................23
REPURCHASES OF INTERESTS AND TRANSFERS........................................24
CALCULATION OF NET ASSET VALUE................................................26
CAPITAL ACCOUNTS..............................................................26
TAXES.........................................................................28
DISTRIBUTION ARRANGEMENTS.....................................................29
GENERAL INFORMATION...........................................................30
TABLE OF CONTENTS OF SAI......................................................31

APPENDIX A - Limited Liability Company Agreement.............................A-1

APPENDIX B - Investor Certification..........................................B-1

                               PROSPECTUS SUMMARY

     This is only a summary. The summary does not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the SAI.

The Fund Altis Limited Alternative Strategies Fund, LLC (the "Fund") is a newly formed limited liability company. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The material terms of the limited liability company agreement are described in the prospectus. Altis Advisors, Inc. (the "Advisor") serves as the Fund's investment advisor and manager.

                    Investors who purchase a limited liability company interest in the Fund ("Interests") and other persons who acquire Interests and are admitted to the Fund by its Board of Managers (the "Board"), will become members of the Fund ("Members").


Investment          The Fund's investment objective is to seek long-term capital
Objective and       appreciation  while attempting to generate  positive returns
Principal           over various market  cycles.  The Fund seeks to achieve this
Strategies          objective  by  investing  in  private   investment   limited
                    partnerships, which entities are in turn managed by a select group of unaffiliated  alternative asset managers associated with such private investment limited partnerships ("Strategy
                    Manager(s)"),  employing  a variety of limited  market  bias
                    investment   strategies.   Limited  market  bias  investment
                    strategies seek to provide predictable investment returns regardless of general stock market movements. The Fund will implement these allocation decisions by investing primarily in private investment limited partnerships and similar investment vehicles that are managed by Strategy Managers
                    ("Private Strategy LPs"). The Advisor is responsible for selecting the Private Strategy LP and determining the portion of the Fund's assets to be allocated to each Private
                    Strategy LP, subject to the general supervision of the Advisor by the Board.


                    The Fund's assets will be allocated primarily to Private Strategy LPs that pursue what the Fund defines as limited market bias investment strategies. These strategies encompass a broad range of investment programs that historically have exhibited a low correlation to the general performance of equity, debt and other markets. They include investment programs involving the use of market timing, hedging and arbitrage techniques in the equity, fixed income, currency and commodity markets. These investment programs employ a variety of sophisticated investment techniques that include, among other things, short sales of securities, use of leverage (i.e., borrowing money for investment purposes), and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures. Strategy Manager' use of these techniques will be an integral part of their investment programs, and involves significant risks to the Fund.

                    The investment strategies utilized by the Private Strategy LPs may include, among others:
                    o index arbitrage ;
                    o interest rate arbitrage;
                    o merger arbitrage;
                    o convertible bond and warrant hedging;
                    o statistical long/short equity strategies;
                    o market timing; and
                    o pairs trading.

                    These strategies are described under "Investment Objectives and Principal Strategies - The Fund's Investment Program."

                    Strategy Managers will generally invest primarily in marketable securities, although certain Private Strategy LPs may also invest in privately placed securities and other investments that are illiquid. Interests in the Private Strategy LPs will not themselves be marketable and will only have limited liquidity. Private Strategy LPs may invest and trade in a wide range of instruments and markets including, but not limited to, domestic and foreign equities and equity-related instruments, currencies, financial futures, and fixed income and other debt-related instruments. Private Strategy LPs are generally not limited as to the markets (either by location or type, such as large capitalization, small capitalization or U.S. versus non-U.S. markets) in which they may invest or the investment discipline that may be employed (such as value or growth or bottom-up or top-down analysis).

                    The Advisor will select the Private Strategy LPs in which the Fund will invest. Private Strategy LPs in which the Fund will invest may include private investment limited partnerships, joint ventures, other investment companies and similar entities managed by Strategy Manager. These Private Strategy LPs may included private funds which are commonly referred to as "Hedge Funds", although this is somewhat of a misnomer in the case of the Fund since the Private Strategy LPs which the Fund invests generally pursue a particular investment strategy or trading niche rather than actually placing hedge trades. These Private Strategy LPs may include limited partnerships in which the Strategy Manager serves as general partner of the vehicle and the Fund is initially the sole limited partner.

                    The Advisor will select Private Strategy LP on the basis of various criteria, generally including, among other things; the underlying Strategy Manager's performance during various time periods and market cycles; a fee structure of the Private Strategy LP which excludes incentive or profit sharing fees charged to the Fund. ; the Strategy Manager's reputation, experience and training; the Strategy Manager's ability and willingness to provide investment transparency and accurate NAV reports regarding the Private Strategy LPs; its articulation of, and adherence to, its investment philosophy; the presence and deemed effectiveness of its risk management discipline; results of on-site interviews of the management team; the quality and stability of the Private Strategy LP's organization, including internal and external professional staff; and the existence of substantial investments in the Private Strategy LP's investment program by key personnel of the Strategy Manager. Based on its analysis of these criteria, the Advisor will allocate the Fund's assets among available Private Strategy LPs that have demonstrated records of superior investment performance in pursuing limited market bias investment strategies, consistent with the Fund's goal of long-term capital appreciation, while focusing on the risk characteristics of those strategies and the Fund's overall risk exposure. The Advisor will seek to construct an investment portfolio for the Fund in which there is expected to be minimal overlapping of the investment performance of Strategy Managers across investment styles and a limited dependence upon the general performance of equity and other markets with regard to the success of the overall performance of the Fund's portfolio.

                    The Advisor will regularly evaluate each Portfolio Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. Based on these evaluations, the Advisor will allocate and reallocate the Fund's assets among Private Strategy LPs and may terminate investment in or add Private Strategy LPs. The termination of investment in individual Private Strategy LPs and the addition of investment in new Private Strategy LPs s will not require the approval of Members.

                    See "Investment Objective and Principal Strategies."

                    An investment in the Fund involves substantial risks and no assurance can be given that the Fund will achieve its investment objective.

The Investment      The Fund's  investment  advisor,  Altis Advisors,  Inc., has
Advisor             operated as an investment  advisor  since May 16, 2002.  The
                    Fund's Advisor is a newly formed investment advisor and manager.

                    Pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement"), the Advisor is responsible for developing, implementing and supervising the Fund's investment program. The Advisor also serves as the Fund's investment manager and is responsible for providing day-to-day investment management services to the Fund. In consideration of services provided by the Advisor, the Fund will pay the Advisor a monthly fee (the "Management Fee") computed at the annual rate of 1.50% of the net asset value of outstanding Interests determined as of the last day of the month (before any repurchases of Interests.) See "Management of the Fund."

                    Pursuant to an Administration Agreement between the Fund and the Advisor, the Fund will pay the Advisor a monthly fee computed at the annual rate of 0.50% of the net asset value of outstanding Interests determined as of the last day of the month (before any repurchases of Interests) in consideration for certain administrative services provided to the Fund by the Advisor. See "Management of the Fund--General."

Investor Servicing  The  Fund  will  pay a fee to Altis  Securities,  Inc.  (the
Fee                 "Distributor")   to  reimburse  it  for  payments   made  to
                    broker-dealers and certain financial advisors that have agreed to provide ongoing investor services and account maintenance services to investors in the Fund that are their customers ("Investor Service Providers"). This fee will be paid quarterly and will be in an amount, with respect to each Investor Service Provider, not to exceed the lesser of:
                    (i) 0.25% (on an annualized basis) of the net asset value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of the calendar quarter (before any repurchases of Interests or the Incentive Allocation); or
                    (ii) the Distributor's actual payments to the Investor Service Provider. See "Management of the Fund--Investor Servicing Arrangements."


Borrowing           The  Fund is  authorized  to  borrow  money  for  investment
                    purposes,   to  meet   repurchase   requests  and  for  cash
                    management purposes.  Borrowings by the Fund will be subject to a 300% asset  coverage  requirement  under the Investment
                    Company  Act.  Borrowings  by Private  Strategy  LPs are not
                    subject to this requirement. The Fund itself will not borrow for investment purposes (a practice know as "leverage"). The
                    Private  Strategy LPs may use leverage beyond the 300% asset coverage in the discretion of the Strategy  Managers and the
                    Fund will not have control over the amount of such leverage.
                    The Fund has no set maximum on the amounts or  percentage of assets that the Private Strategy LPs in which it invests may leverage,  however,  in any investment  the Fund makes,  the
                    Fund itself will not be a risk for any amount  greater  than
                    its  actual  investment.   See  "Risk  Factors  -  Leverage;
                    Borrowing"   and   "Investment   Objective   and   Principal
                    Strategies - Borrowing; Use of Leverage."


Investor            Interests are being offered only to investors that represent
Qualifications      that  they  are   individuals   or  companies   (other  than
                    investment  companies) that have a net worth (or in the case of individuals, a joint net worth with their spouse) of more
                    than   $1,000,000   or  that   they   meet   certain   other
                    qualification   requirements  as  an  "Accredited  Investor"
                    pursuant to the definition of such under Rule 501(a) of Regulation D of the Securities Act of 1933. In addition,
                    Interests are being offered only to investors  that are U.S.
                    persons for Federal income tax purposes and may not be purchased by charitable remainder trusts.

                    Before an investor may invest in the Fund, the Distributor or the investor's sales representative will require a certification from the investor that it is an Accredited Investor and that it will not transfer its Interest except in the limited circumstances permitted under the LLC Agreement. (The form of investor certification that each investor will be asked to sign is contained in Appendix B of this prospectus.) If an investor's certification is not received on or before the date Interests are to be issued, the investor's order will not be accepted. See "Investor Qualifications."


Investor            An investment in the Fund involves  substantial risks. It is
Suitability         possible  that  an  investor  may  lose  some  or all of his
                    investment.   Before  making  an  investment  decision,   an
                    investor   should  (i)  consider  the  suitability  of  this
                    investment  with respect to his  investment  objectives  and personal  situation  and (ii)  consider  factors such as his
                    personal  net  worth,   income,   age,  risk  tolerance  and
                    liquidity needs.

The Offering        The Fund is offering up to $50,000,000 in Interests  through the  Distributor,  and through brokers and dealers that have entered into selling  agreements  with the  Distributor on a best efforts basis. See  "Distribution  Arrangements." It is expected that the accumulation  period offering of Interests will close the earlier of: (1) 15 months from the  effective date  of  the  registration;  (2)  the  acceptance  of  1000 members; or (3) the completion of the sale of $50,000,000 in Interests.

                    The minimum initial investment in the Fund by an investor is $25,000 (including the applicable sales load). Subsequent investments may be made in any dollar denomination (including the applicable sales load). Investments between $25,000 and $100,000 are subject to a sales load of 5.5%, investments between $100,001 and $250,000 are subject to a sales load of 3.5%, investments between $250,001 and $500,000 are subject to a sales load of 2.5%, investments between $500,001 and $1,000,000 are subject to a sales load of 2.0%, and investments of $1,000,001 or more are subject to a sales load of 1.5%, in each case computed as a percentage of the NAV. Under a right of accumulation offered by the Fund, the amount of each additional investment in the Fund by a Member will be aggregated with the amount of the Member's initial investment and any other additional investments by the Member in determining the applicable sales load. The right of accumulation also applies to investments in the Fund by an investor's spouse and investments for certain related accounts. In addition, the sales load may be waived in certain cases with respect to purchases of Interests by certain purchasers, including: persons affiliated with the Advisor (or with its affiliates); brokers and dealers that use Interests in connection with investment products they offer or that sell Interests to defined contribution plans for which the broker or dealer provides administration services; and certain retirement plans and deferred compensation plans. To be eligible to receive a waiver of the sales load, an investor must advise the Distributor or the selling broker or dealer when making an investment. See "Distribution Arrangements."

                    An underwriting fee of 0.5% will be retained by the Distributor and the balance of the sales load is reallowed to selling brokers and dealers.

Weekly Acceptance   Interests are being offered in an offering period of fifteen
of Investors        months  referred  to  herein  as  the  accumulation  period.
                    Investment  in the  Fund  will  be  accepted  in an  initial closing to be held seven days  following the effective  date of registration of the Fund (seven days from the date of the prospectus) and thereafter in weekly closing to be held each
                    Thursday (or the next business day thereafter if Thursday is a market holiday)  thereafter during the accumulation period or until the offering is otherwise terminated. The Fund will establish and maintain a separate  capital  account for each
                    Member,  which  will have an  opening  balance  equal to the
                    Member's  initial  contribution  to the  capital of the Fund
                    (i.e.,  the  amount  of the  investment  not  including  any applicable  sales load).  An investment  percentage  will be determined  for each  Member as of the start of each  fiscal period by  dividing  the  balance  of the  Member's  capital account as of the  commencement  of the period by the sum of the  balances of all  capital  accounts of all Members as of that date.  At initial
                    or  subsequent   weekly   closing,   the  investor  will  be
                    purchasing an Interest in the Fund based upon the Fund's NAV at the close of that business day. The NAV of the Fund will be computed as of the close of business on the last day of each "fiscal period" - see CAPITAL ACCOUNTS (which for purposes of the calculation for weekly closing will mean the preceding seven day period). The Fund's net asset value is the value of the Fund's assets less its liabilities.
                    Investors purchasing interests in the Fund may be charged a sales load of up to 5.5% included in the investor's purchase amount. The sales load will not constitute assets of the Fund and will not be included in an Investor's capital account. A potential investor who is ultimately rejected will not incur a sales load, the entire amount subscribed for will be returned.


Distribution Policy The  Fund  has  no  present  intention  of  making  periodic distributions of its net income or gains, if any, to Members. The amount and times of distributions, if any, will be determined in the sole discretion of the Board. Whether or not distributions are made, Members will be required each year to pay applicable Federal and state income taxes on each individual Member's pro-rata share of any net income or gains realized by the Fund without receiving any corresponding distribution from the Fund with which to pay such taxes.

Unlisted Closed-End The Fund is a closed-end management investment company. Structure; Limited Closed-end-funds differ from open-end management investment
Liquidity and       companies (commonly known as mutual funds) in that investors
Transfer            in a  closed-end  fund,  such as the  Fund,  do not have the
Restrictions        right to redeem  their shares or interests on a daily basis.
                    In addition,  there is no public  market for  Interests  and none is expected to develop.  With very limited  exceptions,
                    Interests  are  not  transferable,  and  liquidity  will  be provided  only through  repurchase  offers made from time to time by the Fund, as described  below.  Any transferee  that acquires an Interest  by  operation  of law as the result of the death of a Member or otherwise, shall be entitled to the allocations and  distributions  allocable to the Interest so acquired and to Transfer such  Interest in  accordance  with the terms of this  Agreement,  but shall not be  entitled to
                    the  other  rights  of  a  Member   unless  and  until  such
                    transferee becomes a substituted Member. If an investor attempts to transfer his Interest in violation of the LLC
                    Agreement, the transfer will not be permitted and will be void. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.


                    Interests   generally  may  be  obtained  only  through  the
                    Distributor or a broker or dealer that has entered into a selling agreement with the Distributor.


Repurchases of      No Member  will have the right to require the Fund to redeem
Interests           the Member's Interest.  The Fund from time to time may offer to  repurchase  outstanding  Interests  pursuant  to written tenders by Members.  Repurchase  offers will be made at such times and on such terms as may be determined by the Board in its  sole  discretion,  and  generally  will  be  offers  to
                    repurchase  a  specified   dollar   amount  of   outstanding
                    Interests. The Advisor expects that it will recommend to the Board that the Fund offer to repurchase Interests as of [], and thereafter, twice each year, as of the last business day of June and December. A repurchase fee equal to 1.50% of the value of an Interest (or portion of an Interest) repurchased by the Fund will apply (including repurchase payments made
                    "in kind") if the date as of which the Interest is to be valued for purposes of repurchase is less than eighteen months following the date of a Member's initial investment in the Fund. If applicable, the repurchase fee will be deducted before payment of the proceeds of a repurchase.
                    Repurchase  fees are paid to the Fund.  The  Fund's  Limited
                    Liability Company Agreement (the "LLC Agreement") provides that the Fund will be dissolved if the Interest of any investor that has submitted a compliant written request for repurchase of his Interest in response to a Fund offer to repurchase Interests, has not been repurchased by the Fund within a period of two years after the investor's request.


                    If a repurchase offer is oversubscribed by Members who tender Interests, the Fund will repurchase only a pro rata portion of the Interest tendered by each Member. In addition, a Member who tenders for repurchase only a portion of his membership Interests will be required to maintain a minimum capital account balance of $25,000. The Fund maintains the right to reduce the portion of an Interest to be repurchased from a Member so that the required minimum capital account balance is maintained.

                    The Fund reserves the right to reduce that portion of the Interest to be purchased from a Member to maintain the
                    Member's capital account balance at $25,000 if a Member tenders a portion of an Interest and the repurchase of that portion would cause the Member's capital account balance to fall below this required minimum. See "Repurchases of Interests and Transfers--No Right of Redemption" and "--Repurchases of Interests."

Taxation The Fund is structured with the intent that the Fund should be treated as a partnership and not as an association taxable as a corporation or a publicly traded partnership for Federal income tax purposes. Accordingly the board of managers has concluded, based upon the structure of the fund as a pass through limited liability entity that the Fund should not be subject to Federal income tax, and each Member will be required to report on his own annual tax return such Member's distributive share of the Fund's taxable income or loss. A noncorporate Member's share of the Fund's investment expenses (including, but not limited to, the Management Fee, the Administration Fee paid to the Advisor and the Fund's share of any fees payable by Private Strategy LPs to the Strategy Managers) may be subject to certain limitations on deductibility for regular Federal income tax purposes.

                    If it were determined by the Internal Revenue Service that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends. See "Taxes."


Special Risks to Because the Fund and Private Strategy LPs may use leverage, ERISA Plans And investors subject to the Employee Retirement Income Security Other Tax-Exempt Act of 1974 ("ERISA") and other tax-exempt investors may
Entities            incur  income  tax   liability  to  the  extent  the  Fund's
                    transactions   are  treated  as  giving  rise  to  unrelated
                    business taxable income. The Fund is not designed for investment by charitable remainder trusts and, therefore, such trusts may not purchase Interests. See "Taxes."


Risks and Special   An  investment in the Fund  involves  substantial  risks and
Considerations      special considerations, including the following:

                    o Investing in the Fund can result in a loss of capital invested. Additionally, in the event the Fund performs poorly, investors will be unable to cut their losses because of the restrictions on transferability of the Interests.

                    o Various risks are associated with the securities and other instruments in which Private Strategy LPs are invested and the specialized investment techniques that are utilized for such investments.

                    o The Fund and the Advisor are, and certain Private Strategy LPs may be, newly formed and have no operating histories.

                    o Interests are subject to substantial restrictions on transfer and have limited liquidity.

                    o The Fund is a non-diversified fund and invests in Private Strategy LPs that may not have diversified investment portfolios and may, in some cases, concentrate their investments in a single industry or group of related industries.


                    o Private Strategy LPs will charge the Fund asset-based fees. Although typically Private Strategy LP compensation is performance-based, by agreement with the Fund, no performance-based fees (incentive fees) will be charged directly or indirectly to the Fund. Nonetheless, performance-based fees chargeable to other persons who are investors in a particular Private Strategy LP unaffiliated with the Fund may create incentives for a Strategy Manager to make risky investments.

                    o The Advisor and Strategy Managers have conflicts of interest. The Advisor as well as the Strategy Managers and their respective affiliates, provide investment advisory and other services to clients other than the Fund and Private Strategy LPs. In addition, investment professionals associated with the Advisor or Strategy Managers may carry on investment activities for their own accounts and the accounts of family members. The Advisor and Strategy Managers will be engaged in substantial activities other than on behalf of the Fund and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities and their time between the Fund and other accounts.


                    o Strategy Managers may, in pursuing independently of one another their respective investment objectives, effect offsetting transactions, which could result in the Fund bearing transactional costs without obtaining any benefit. The Advisor will not have direct control over the Strategy Managers, however the Advisor will consider the avoidance of contrasting strategies in the selection of Private Strategy LPs in which the Fund invests.


                    o Private Strategy LPs will be selected for investment on the basis of various criteria, including but not limited to the Advisor's analysis of (i) the historical investment performance of the underlying Strategy Manager; (ii) the Strategy Manager's reputation and experience; (iii) the Strategy Manager's ability and willingness to provide investment transparency and accurate NAV reports regarding the Private Strategy LPs; (iv) the historical effectiveness of its risk management systems; (v) the Private Strategy LP's adherence to its stated investment philosophy; (vi) the quality and stability of the Private Strategy LP's organization; (vii) whether key personnel of the Private Strategy LP have substantial investments in the Private Strategy LP's investment program and (viii) the compatibility of the Private Strategy LP with the objectives and goals of the Fund. The Fund has no internal restrictions or requirements as to specific investor protections, restrictions on investment or other internal controls which must be contained in the Private Strategy LP organizational agreements or placement documents.


                    o Private Strategy LPs generally will not be registered as investment companies under the Investment Company Act.

                    o The Advisor may have limited means of independently verifying information provided by Strategy Managers.

                    o Investors will bear fees and expenses at the Fund level and also indirectly at the Private Strategy LP level. Certain fees and expenses of the Private Strategy LPs may be duplicative of charges assessed to the Fund.

                    o The Fund may make additional investments in or effect withdrawals from Private Strategy LPs only at certain times.

                    o The Fund may receive securities that are illiquid or difficult to value in connection with withdrawals and distributions from Private Strategy LPs.


                    o The Fund will value Interests in Private Strategy LPs at their fair value, which the Board has determined will ordinarily be the values of those interests as determined by the Strategy Managers of the Private Strategy LPs in accordance with policies established by the Private Strategy LPs. Prospective investors should be aware that there can be no assurance that the fair values of Interests in Private Strategy LPs as determined under such procedures will in all cases be accurate to the extent that the Fund, the Board and the Advisor do not generally have access to all necessary financial and other information relating to the Private Strategy LPs to determine independently the net asset values of those funds.

                    o    The fees and  expenses  payable by the Fund and Members
                         are  higher   than  those  of  most  other   registered
                         investment companies.


                    o Investors purchasing interests in the fund may be charged a sales load of up to 5.5% included in the investors purchase amount. The sales load will not constitute assets of the Fund and will not be included in an Investor's capital account. In addition, in the event of repurchase by the Fund, a repurchase fee equal to 1.50% of the value of an Interest (or portion of an Interest) repurchased by the Fund will apply if the date as of which the Interest is to be valued for purposes of repurchase is less than eighteen months following the date of a Member's initial investment in the Fund.


                    o The Fund has not obtained a tax opinion with respect to its status as a partnership. Because the Fund is somewhat unique in its structure and the total number of investors is not yet established, a firm conclusion with respect to the tax status of the Fund is not practical.

                    o Since the Fund's ability to provide final Schedules K-1 to Members will depend upon when it receives the requisite information from Private Strategy LPs, Members should be prepared to obtain extensions of the filing dates for their Federal, state and local income tax returns.


                    In view of the risks noted above, the Fund should be considered a speculative investment and investors should invest in the Fund only if they can sustain a complete loss of their investment.

                    No guarantee or representation is made that the investment program of the Fund or any investment in Private Strategy LPs will be successful, that the various Private Strategy LP selected will produce positive returns or that the Fund will achieve its investment objective. See "Risk Factors."



                            SUMMARY OF FUND EXPENSES

     The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.

Investor Transaction Expenses
    Maximum Sales Load (as a percentage of offering price)             5.5% (1)
    Repurchase fee (as percentage of value of Interest repurchased)    1.50%
    (applies to repurchases less than eighteen months after date of initial investment)


Annual Expenses (as a percentage of net assets attributable to Interests)
    Management Fee                                                     2.00% (2)
    Other expenses                                                     0.75% (3)
    Indirect fees paid to Private Strategy LPs                         2.75% (4)
    Total annual expenses                                              5.50%
-------------------------

(1) Investments between $25,000 and $100,000 are subject to a sales load of 5.5%, investments between $100,001 and $250,000 are subject to a sales load of 3.5%, investments between $250,001 and $500,000 are subject to a sales load of 2.5%, investments between $500,001 and $1,000,000 are subject to a sales load of 2.0%, and investments of $1,000,001 or more are subject to a sales load of 1.5%, in each case computed as a percentage of the public offering price. Under a right of accumulation offered by the Fund, the amount of each additional investment in the Fund by a Member will be aggregated with the amount of the Member's initial investment and any other additional investments by the Member in determining the applicable sales load. No sales load will be charged to certain types of investors. See "Distribution Arrangements."


(2)  See "Management of the Fund" and "Fund Expenses"

(3)  Includes Investor Servicing Fee and ongoing offering costs

(4) This item represents all fees charged to the Fund by the individual Private Strategy LPs in which the Fund invests. These fees will be limited to a maximum of 2.75% by agreements with the Private Strategy LPs, and are expected to Range from 2.5% to 2.75%.

     The purpose of the table above is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly. "Other expenses," as shown above, is based upon estimated amounts for the current fiscal year, assuming Fund net assets of $50 million. For a more complete description of the various costs and expenses of the Fund, see "Management of the Fund."

                     Example 1 (assuming a 5% annual return)
                     ---------------------------------------


                                       1 Year    3 Years    5 Year    10 Years
                                       ------    -------    ------    --------
An investor would pay the following      $79       $127      $175       $295
expenses on a $1,000 investment


                     Example 2 (assuming a 5% annual return)
                     ---------------------------------------


                                       1 Year    3 Years    5 Years   10 Years
                                       ------    -------    -------   --------

An investor would pay the following    $1,975     $3,175     $4,375     $7,375
expenses on a $25,000 investment.

     The Examples are based on the fees and expenses set forth above and should not be considered a representation of future expenses. Fees and expenses shown do not reflect the fees and expenses which will be indirectly paid to the Private Strategy LPs in which the Fund will invest. Fees paid to the Private Strategy LPs will be limited to a maximum of 2.75% by agreements with the Private Strategy LPs, and are expected to Range from 2.5% to 2.75%. The actual expenses may be greater or less than those shown.


                                  RISK FACTORS

     An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. The Fund allocates its assets to Strategy Managers and invests in Private Strategy LPs that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various risks are also associated with an investment in the Fund, including risks relating to the Multi Strategy fund of funds structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.


     Prospective investors should consider the following factors in determining whether an investment in the Fund is a suitable investment. Although the risks enumerated below are the principal risks associated with the Fund, this section should not be viewed as encompassing all of the risks associated with an investment in the Fund. Prospective investors should read this entire prospectus and the statement of additional information of the Fund (the "SAI") and consult with their own advisors before deciding whether to invest. In addition, as the Fund's investment program develops and changes over time (subject to limitations established by the Fund's investment policies and restrictions), an investment in the Fund may in the future be subject to additional and different risk factors.

INVESTMENT-RELATED RISKS

     General Economic and Market Conditions. The success of the Fund's investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by Private Strategy LPs. Unexpected volatility or illiquidity could impair the Fund's profitability or result in losses.

     Highly Volatile Markets. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which a Private Strategy LP's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Private Strategy LPs are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

     Risks of Securities Activities. All securities investing and trading activities involve the risk of loss of capital. While the Advisor will attempt to moderate these risks, there can be no assurance that the Fund's investment activities will be successful or that Members will not suffer losses. The following discussion sets forth some of the more significant risks associated with the styles of investing utilized by the Private Strategy LPs:

     Equity Securities. Private Strategy LPs' may include long and short positions in common stocks or mutual funds, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Investment strategies for Private Strategy LPs also may include investments in depository receipts relating to non-U.S. securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Depository banks charge fees for their services and will deduct these fees from dividends and other distributions. The depository bank also will incur expenses, such as for converting foreign currency into U.S. dollars, and those expenses are usually passed on.

     Fixed-Income Securities. Private Strategy LPs will invest in fixed-income securities when their yield and potential for capital appreciation are considered sufficiently attractive and/or for defensive purpose and to maintain liquidity. The value of fixed-income securities in which Private Strategy LPs invest will change in response to fluctuations in interest rates. In addition, the value of certain fixed-income securities can fluctuate in response to perceptions of credit worthiness, political stability or soundness of economic policies. Valuations of other fixed-income instruments, such as mortgage-backed securities, may fluctuate in response to changes in the economic environment that may affect future cash flows.

     Non-U.S. Investments. It is expected that Private Strategy LPs will invest in securities of non-U.S. companies and countries. Investing in these securities involves certain considerations not usually associates with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may the investment opportunities available for Private Strategy LPs. The Fund itself will not invest directly in non-USA investments but there is no limit imposed by the Fund on investment by the Private Strategy LPs in non-USA investments. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to United States' standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the United States. Moreover, an issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. There is also less regulation, generally, of the securities markets in foreign countries than there is in the United States. In addition, unfavorable changes in foreign currency exchange rate may adversely affect the U.S. dollar values of securities denominated in foreign currencies or traded in non-U.S. markets. While Private Strategy LPs may be, but are generally not required to be hedged against such risk, there is no assurance that any attempted hedge will be successful.

     Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more mature markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems. Investments in issuers in emerging and developing markets may be subject to greater risks of government restrictions with respect to withdrawing the proceeds from sales of such investments. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments of developing countries may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.

     Illiquid Portfolio Investments. Private Strategy LPs may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and a Private Strategy LP may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

     Possible Inaccurate Net Asset Value Computation. Each member's capital account (which determines his percentage of ownership in the entire Fund) is based upon the NAV of the Fund as of the previous business day. The Fund's net asset value is the value of the Fund's assets less its liabilities. In computing net asset value, the Fund will value Interests in Private Strategy LPs at their fair value, which the Board has determined will ordinarily be the values of those Interests as determined by the Strategy Managers of the Private Strategy LPs in accordance with policies established by the Private Strategy LPs. Other securities and assets of the Fund will be valued at market value, if market quotations are readily available, or will be valued at fair value as determined in good faith by the Board or in accordance with procedures adopted by the Board. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing net asset value. Prospective investors should be aware that there can be no assurance that the fair values of Interests in Private Strategy LPs as determined under the procedures described above will in all cases be accurate to the extent that the Fund, the Board and the Advisor do not generally have access to all necessary financial and other information relating to the Private Strategy LPs to determine independently the net asset values of those funds. The Board's results in accurately fair valuing securities whose market value is not readily ascertainable as a result of a significant event are subject to inaccuracies. The Board's valuation of portfolio positions could have an adverse effect on the Fund's calculation net assets, and therefore individuals could be allocated a greater or lesser percentage of the "true" value of the Fund if the Board's judgments regarding appropriate valuations should prove incorrect.


PARTICULAR INVESTMENT INSTRUMENTS AND TECHNIQUES

     A variety of particular investment instruments and techniques may be used to hedge the portfolios of the Private Strategy LPs against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Private Strategy LP's. These strategies may be executed through derivative transactions. Certain of the particular investment instruments and techniques utilized by Private Strategy LPs are speculative as well as subjective and involve a high degree of risk, particularly in the context of non-hedging transactions.

     Derivatives. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Private Strategy LPs in the future that cannot be determined at this time or until such instruments are developed or invested in by Private Strategy LPs. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

     Call and Put Options. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

     Hedging Transactions. Private Strategy LP may be invested in a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible to hedge against a change or event at a price sufficient to protect Private
Strategy LP's assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While Private Strategy LPs may be invested in transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the non-occurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Private Strategy LP had not utilized any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Strategy Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Private Strategy LPs from achieving the intended result of the hedge or it may expose the Fund to additional risk of loss. Since neither the Fund nor the Advisor control the Strategy Managers of the Private Strategy LPs, it is possible that the Strategy Managers may use techniques not disclosed in this prospectus or in the SAI.

     Counterparty Credit Risk. Many of the markets in which the Private Strategy LPs effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Private Strategy LP invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Private Strategy LP to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Private Strategy LP to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Private Strategy LP has concentrated its transactions with a single or small group of counterparties. Private Strategy LPs are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The Fund and the Advisor will rely upon the knowledge, experience and market savvy of each individual Strategy Manager in their particular trading strategy niche with respect to determining the creditworthiness of counterparties. The ability of Private Strategy LPs to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

     Leverage; Interest Rates; Margin. The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Private Strategy LPs generally are also permitted to borrow money. The Fund, Private Strategy LPs may directly or indirectly borrow funds from brokerage firms and banks. Borrowing for investment purposes is known as "leverage." Private Strategy LPs may also "leverage" by using options, swaps, forwards and other derivative instruments. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment, either directly or indirectly, by a Private Strategy LP could be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed. In addition, to the extent that the Fund, Strategy Managers or Private Strategy LPs borrow funds, the rates at which they can borrow may affect the operating results of the Fund. The Fund itself will not borrow for investment purposes.

     In general, the anticipated use of short-term margin borrowings by Private Strategy LPs results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Private Strategy LPs or Private Strategy LPs have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Private Strategy LPs could be subject to a "margin call," pursuant to which they must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of a Private Strategy LP, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.


     No Restriction on Private Strategy LPs Leverage. The Fund has placed no maximum on the leverage which the Private Strategy LPs may utilize. Some or all of the Private Strategy LPs may make margin purchases of securities and, in that regard, borrow money from brokers and banks for investment purposes. This practice, known as leverage is speculative and involves certain risks. Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in non-U.S. markets. Borrowings to purchase equity securities typically are secured by the pledge of those securities. Although leverage will increase investment return if a Private Strategy LP earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Private Strategy LP fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of the Fund's investments in the Private Strategy LPs. In the event that a Private Strategy LP's equity or debt instruments decline in value, the Private Strategy LP could be subject to a "margin call" or "collateral call", pursuant to which the Private Strategy LP must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of Private Strategy LP's assets, the Strategy Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging is subject to interest costs that may or may not be recovered by return on the securities purchased. The Private Strategy LP also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. The Adviser is not able to control the amount of, or the ability of a Private Strategy LPs to incur any leverage. The lack of restrictions on the indirect leverage created in the Fund by the use of leverage on the part of the underlying Private Strategy LPs could cause the Fund to lose part or all of its investment in any given individual Private Strategy LP.


     Short Selling. Private Strategy LPs may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

     Private Strategy LPs may also effect short sales "against the box." These transactions involve selling short securities that are owned (or that a Private Strategy LP has the right to obtain). When a Private Strategy LP enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Private Strategy LPs will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

     Market Timing. Market timing seeks to remain invested in various equity markets (i.e., mutual funds) during perceived attractive market conditions and move to defensive instruments or money market funds during periods of perceived market risk, thereby seeking to capture the higher returns provided by stocks within a framework of lower risk. Private Strategy LPs may utilize market timing, thereby seeking to exploit price trends of specific mutual funds or individual securities. However, since certain mutual funds seek to discourage or prohibit market timers from investment in their funds this may limit the ability of Private Strategy LPs Strategy Managers to utilize mutual funds as an investment median and thereby inhibit the effectiveness of the investment technique.

RISKS PECULIAR TO THE FUND

     Lack of Operating History. Both the Fund and the Advisor are newly formed entities that do not have any operating history that investors can use to evaluate the Fund's investment performance. Certain Private Strategy LPs may also be newly formed entities that have no operating histories. In such cases, the Advisor will have evaluated the past investment performance of Private Strategy LPs or their personnel. However, this past investment performance may not be indicative of the future results of an investment in a Private Strategy LP managed by a Strategy Manager. The Advisor and its personnel have limited experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients. Therefore the Fund's investment program should be evaluated on the basis that there can be no assurance that the Advisor's assessments of Strategy Managers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Fund may not achieve its investment objective and the Fund's net asset value may decrease.

     Potential Failure to sell $2.5 million of Interests. The Fund will not invest any of the Fund's assets into Private Strategy LPs until member investments in the Fund have reached $2,500,000. In the interim period to accumulating $2,500,000 the assets of the Fund will be invested in bank deposits, money market instruments or other short-term, high quality debt securities. Because of potential delays in ability to invest in certain Private Strategy LPs, substantial portions of the proceeds of the offering may be held in money market type securities for extended periods of time. The Fund will not be able to achieve its investment objective if substantial portions of the proceeds of the offering are held in money market funds. In the event that the Fund never sells $2.5 million in assets, the Fund will essentially operate as a money market fund with an extremely high expense ratio, resulting in likely losses to its Members.

     Non-Diversified Status and Industry Concentration. The Fund is a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the Investment Company Act of 1940, as amended (the "Investment Company Act") on the percentage of the Fund's assets that may be invested in the securities of any one issuer. Also, there are no requirements that the investments of Private Strategy LPs be diversified. The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments. The Fund's investment polices and restrictions do not apply to non-affiliated Private Strategy LPs.

     In addition, the Fund will invest 25% or more of the value of its total assets in Private Strategy LPs that pursue limited market bias investment strategies (except during temporary periods of adverse market conditions affecting Private Strategy LPs that pursue such strategies). Private Strategy LPs generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries. The Fund will not invest in a Private Strategy LP if, as a result of such investment, 25% or more of the value of the Fund's total assets will be invested in Private Strategy LPs that, in the aggregate, have investment programs that focus on investing in any single industry or group of related industries. Nevertheless, it is possible that, at any given time, the assets of Private Strategy LPs in which the Fund has invested will, in the aggregate, have investments in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. The Fund does not believe that this situation is likely to occur given the nature of its investment program. However, because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, indirectly through Private Strategy LPs in which it invests, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Private Strategy LPs are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, the Fund and the Advisor may not be able to determine at any given time whether or the extent to which Private Strategy LPs, in the aggregate, have invested 25% or more of their combined assets in any particular industry or group of related industries.


     Incentive Fees in Private Strategy LPs. Each Private Strategy LP will agree with the Fund that it will not charge the Fund incentive or performance-based fees. However, with respect to other persons who are unaffiliated with the Fund, but have invested in the same Private Strategy LP, the Strategy Manager may be entitled to receive performance-based fee allocations of net profits with respect to the Private Strategy LP that it manages. Performance-based allocations may create an incentive for Strategy Managers to make investments that are riskier or more speculative than those that might have been made in the absence of such arrangements. Additionally, persons who are unaffiliated with the Fund, but have invested in the same Private Strategy LP could potentially make a claim against a Private Strategy, LP in which the Fund has invested demanding that the Private Strategy, LP give them the same fee structure as the Fund. Such litigation, although not directly affecting the Fund, could potential reduce the value of the portion of such Private Strategy, LP owned by the Fund if the Private Strategy, LP is required to expend time and money on litigation.


     Limited Liquidity.. An investment in the Fund provides limited liquidity since Interests may be obtained only through the Distributor or a broker or dealer that has entered into a selling agreement with the Distributor, and Members will not be able to redeem Interests on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, Interests are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests and should be viewed as a long-term investment.

     Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Advisor would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Advisor intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.


     If a Member tenders his Interest (or a portion of his Interest) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Member after the date on which the repurchase offer terminates. However, the value of Interests that are tendered by Members generally will not be determined until a date specified in the repurchase offer approximately one month after the termination date of the repurchase offer, (the "valuation date"). The amount paid to the Member for his interest will be based on the value of the Fund's assets as of the valuation date. The actual payment to a Member for his Interest would then occur approximately one month after the valuation date. For example, a repurchase offer with a deadline of November 30th for repurchase requests would have a valuation date of December 31st and the Member would not receive payment for Interest tendered on November 30th until approximately January 31st. A Member will thus continue to bear investment risk after an Interest is tendered for repurchase and until the date as of which the Interest is valued for purposes of repurchase. In addition, a repurchase fee equal to 1.50% of the value of an Interest (or portion of an Interest) repurchased by the Fund will apply if the date as of which the Interest is to be valued for purposes of repurchase is less than eighteen months following the date of a Member's initial investment in the Fund.


     The Fund expects to distribute cash to the holders of Interests that are repurchased. However, there can be no assurance that the Fund will have sufficient cash to pay for Interests that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Interests. See "Repurchases of Interests and Transfers."

     Conflicts of Interest. The Advisor as well as the Strategy Managers and their respective affiliates, provide investment advisory and other services to clients other than the Fund and Private Strategy LPs. In addition, investment professionals associated with the Advisor or Strategy Managers may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Advisor and its affiliates, "Other Accounts"). The Fund and Private Strategy LPs have no interest in these other accounts or other activities of the Advisor, the Strategy Managers or persons affiliated with them. As a result of the foregoing, the Advisor and Strategy Managers will be engaged in substantial activities other than on behalf of the Fund and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities and their time between the Fund and Other Accounts.


     There may be circumstances under which the Advisor or a Strategy Manager will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund's or a Private Strategy LP's assets they commit to such investment. There also may be circumstances under which the Advisor or a Strategy Manager purchases or sells an investment for their Other Accounts and does not purchase or sell the same investment for the Fund or a Private Strategy LP, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for one or more Other Accounts. However, it is the policy of the Advisor, and generally also the policy of the Strategy Managers, that: (i) investment decisions for the Fund, and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage; and (ii) limited investment transactions and opportunities be allocated among their clients in a manner it believes to be reasonable and equitable under the circumstances, including the Fund and Private Strategy LPs.


     The Advisor, Strategy Managers and their respective affiliates may have interests in Other Accounts they manage which differ from their interests in the Fund and Private Strategy LPs and may manage such accounts on terms that are more favorable to them than the terms on which they manage the Fund or Private Strategy LPs. In addition, the Advisor and Strategy Managers may charge fees to Other Accounts that are lower than the fees to which the Fund and its Members are subject.

     Tax Risks. A noncorporate Member's share of the Fund's investment expenses (including, but not limited to, the Management Fee, the Administration Fee paid to the Advisor and the Fund's share of any fees payable by Private Strategy LPs to the Strategy Managers) may be subject to certain limitations on deductibility for regular Federal income tax purposes. Such expenses may be completely disallowed for purposes of determining the noncorporate Member's alternative minimum tax liability. Additionally, the Fund has obtained no opinions as to its status as a pass through tax entity. In the event the IRS should determine that the Fund is an association taxable as a corporation, the income and gains of the Fund would be taxable at the Fund level and distributions to the noncorporate Members would be taxable as dividend. Such a determination could substantially reduce the return of the Fund should it be profitable. See "Taxes."


     No Tax Opinion. The Fund has obtained no opinions as to its status as a pass through tax entity. Because the Fund is somewhat unique in its structure and the total number of investors is not yet established, a firm conclusion with respect to the tax status of the Fund is not practical. In the event the IRS should determine that the Fund is an association taxable as a corporation, the income and gains of the Fund would be taxable at the Fund level and distributions to the noncorporate Members would be taxable as dividend. Such a determination could substantially reduce the return of the Fund should it be profitable. See "Taxes."

     Distributions to Members and Payment of Tax Liability. The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable Federal and state income taxes on their respective shares of the Fund's taxable income, and may have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board. See "Taxes."

     Possible Delays in Schedule K-1s. Each year, the Fund will distribute Schedules K-1 to Members so that they can prepare their respective income tax returns. The preparation of such returns is each Member's sole responsibility. The Fund's ability to provide final Schedules K-1 to Members for any given tax year prior to April 15 of the following year will depend upon when it receives the requisite information from Private Strategy LPs. The Fund will provide Schedules K-1 as soon as practicable after it receives all necessary information. However, it is inevitable that delays will occur. Members should therefore be prepared to obtain extensions of the filing dates for their Federal, state and local income tax returns. Members should consult their personal tax advisors.


     Timely Tax Filing Information. Prior to issuing annual tax information on form K-1's to its members, the Fund must first obtain Form K-1 from each of the individual Private Strategy LPs in which it has invested. The failure or delay of any individual Private Strategy LP to provide the Fund with a K-1 for the Fund's investment in individual Private Strategy LP will in turn delay the ability of the Fund to issue form K-1 to its members. Since the Fund's ability to provide final Schedules K-1 to Members will depend upon when it receives the requisite information from Private Strategy LPs, Members should be prepared to obtain extensions of the filing dates for their Federal, state and local income tax returns.


     Considerations for ERISA Plans and Other Tax-Exempt Entities. Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, Individual Retirement Accounts and 401(k) and Keogh Plans, may purchase
Interests. The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. For further information regarding an investment in the Fund by investors subject to ERISA, see "ERISA Considerations" in the SAI. Because the Fund and the Private Strategy LPs in which it invests may use leverage, a tax-exempt investor may incur income tax liability to the extent the Fund's transactions are treated as giving rise to unrelated business taxable income. See "Taxes." The Fund is not designed for investment by charitable remainder trusts. For this reason, charitable remainder trusts may not purchase Interests.

     No Minimum Offering. There is no minimum offering amount, however, the Fund will not invest any of the Fund's assets into Private Strategy LPs until member investments in the Fund have reached $2,500,000. In the interim period to accumulating $2,500,000 the assets of the Fund will be invested in bank deposits, money market instruments or other short-term, high quality debt securities. Because of potential delays in ability to invest in certain Private Strategy LPs, substantial portions of the proceeds of the offering may be held in money market type securities for extended periods of time. Potentially an investor could invest in the Fund and the Fund never reach its initial accumulation goal of $2,500,000, in which case the Fund would not invest with any Private Strategy LP. If the Fund fails to sell at least $2.5 million of Interests, then it will never have the opportunity to deploy its strategies and achieve its investment objective. Instead the Fund will operate similar to a money market fund, but unlike a money market fund, Members will incur a substantial sales load, will own Interests with extremely limited liquidity, and the Fund will incur relatively high fees resulting in likely losses to Members.

     In the event that the Fund raises $2,500,000 or more, it is anticipated that it will be able to meet its investment objectives, however, with less than the full amount of the offering available for investment, the number and diversity of Private Strategy LPs in which the Fund will be able to invest will be limited.

PECULIAR RISKS OF MULTI STRATEGY FUND OF FUNDS STRUCTURE

     Private Strategy LPs generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not have the benefit of various protections afforded by the Investment Company Act with respect to its investments in Private Strategy LPs. Although the Advisor expects to receive detailed information from each Strategy Manager regarding its investment performance and investment strategy on a regular basis, in most cases the Advisor has little or no means of independently verifying this information. A Strategy Manager may use proprietary investment strategies that are not fully disclosed to the Advisor, which may involve risks under some market conditions that are not anticipated by the Advisor. In addition, many Strategy Managers will not be registered as investment advisors under the Investment Advisers Act of 1940 (the "Advisers Act") in reliance on certain exemptions from registration under that act. In such cases, Strategy Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisors.

     Strategy Managers for the type of Private Strategy LPs sought by the Advisor for investment by the Fund traditionally charge profit sharing or incentive fees to investors as well as fixed fees. The Advisor will only invest in Private Strategy LPs which do not charge profit sharing or incentive fees to investors in their Private Strategy LPs or which agree not to charge profit sharing or incentive fees to the Fund. Because of this policy, the Advisor may be limited in the selection and quality of available Private Strategy LPs and may be restricted from utilizing otherwise successful Strategy Managers in the Fund's investment mix.

     The Fund's performance depends upon the performance of the Private Strategy LPs and the Advisor's ability to select Strategy Managers and effectively allocate and reallocate the Fund's assets among them. Identifying the appropriate Strategy Managers and suitable Private Strategy LPs is difficult and involves a high degree of uncertainty and subjective judgement. In addition, certain investment funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities. In addition, some Private Strategy LPs may be newly organized and therefore have only limited or no operating history.

     As a general matter, Investors in the Fund have no individual right to receive information about the Private Strategy LPs or the Strategy Managers, will not be investors in the Private Strategy LPs and will have no rights with respect to or standing or recourse against the Nonpublic Portfolio Funds, Strategy Managers or any of their affiliates.


     To the extent the Fund purchases non-voting securities of, or contractually foregoes the right to vote in respect of Private Strategy LPs, it will not be able to vote on matters that require the approval of investors in the Private Strategy LP, including matters that could adversely affect the Fund's investment in it. Additionally, as a non-voting security holder of a Private Strategy, LP, the Fund is dependent upon contractual rights provided in the applicable investment contract with each for redemption or liquidation of the Fund's investment in the Private Strategy LP.


     By investing in Private Strategy LPs indirectly through the Fund, investors bear asset-based fees at the Fund level and the Private Strategy level. Similarly, Members bear a proportionate share of the other operating expenses of the Fund (including the Investor Servicing Fee and administrative expenses) and, indirectly, similar expenses of the Private Strategy LPs. An investor who meets the conditions imposed by the Private Strategy LPs, including investment minimums that may be considerably higher than the $25,000 minimum imposed by the Fund, could invest directly in the Private Strategy LPs.

     Investment decisions of the Strategy Managers are made independently of each other. As a result, at any particular time, one Strategy Manager may be purchasing shares of an issuer for a Private Strategy LP whose shares are being sold by another Strategy Manager for another Private Strategy LP. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

     Since the Fund may make additional investments in or effect withdrawals from a Private Strategy LP only at certain times pursuant to limitations set forth in the governing documents of the Private Strategy LP, the Fund from time to time: (i) may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest; (ii) may have to borrow money to repurchase Interests; and (iii) may not be able to withdraw its investment in a Private Strategy LP promptly after it has made a decision to do so. This may adversely affect the Fund's investment return or increase the Fund's expenses.

     Private Strategy LPs may, under the terms of investment in such Private Strategy LPs, be permitted to redeem their interests in-kind. Thus, upon the Fund's withdrawal of all or a portion of its interest in a Private Strategy LP, the Fund may receive securities that are illiquid or difficult to value. The only likely scenario in which a Private Strategy LP would make an in-kind payment to the Fund would be upon the dissolution of a Private Strategy LP. In these circumstances, the Advisor would seek to dispose of these securities in a manner that is in the best interests of the Fund.

     The Fund may agree to indemnify certain of the Private Strategy LPs and, subject to certain limitations imposed by the Investment Company Act, may also agree to indemnify certain Private Strategy LPs from liability, damage, cost or expense arising out of, among other things, certain acts or omissions of the Fund.

     Valuation Issues. In most cases, the Fund will have limited ability to assess the accuracy of the valuations received from a Strategy Manager regarding a Private Strategy LP. Furthermore, these valuations will typically be estimates only, subject to revision based on each Private Strategy LP's annual audit. Revisions to the Fund's gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Private Strategy LPs are completed.

     Certain  securities  in which  Private  Strategy  LPs  invest  may not have readily ascertainable market prices. These securities will nevertheless generally be valued by Strategy Managers, which valuations will be conclusive with respect to the Fund, even though Strategy Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Strategy Managers.

     Because repurchases of interest can occur at times other than after annual audits of Private Strategy LPs, Members electing or requesting repurchase may be subject to the risk that their Interest may be repurchased at an amount less than the true value of the assets of the Fund due to lack of final information or valuation discrepancies as described in the two paragraphs above. However, this amount will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). The Member will receive an initial payment based upon the estimated value of the Interest and the balance due will be determined and paid promptly after completion of the Fund's audit and be subject to audit adjustment.


                                 USE OF PROCEEDS

     The Fund will invest the net proceeds of the offering in accordance with its investment objective, investment policies and principal strategies as soon as practicable after each receipt of investor funds in this offering of Interests. Pending full investment of the proceeds of the offering in Private Strategy LPs, the proceeds of the offering will be invested in bank deposits, money market instruments or other short-term, high quality debt securities. Because of potential delays in ability to invest in certain Private Strategy LPs, substantial portions of the proceeds of the offering may be held in money market type securities for extended periods of time.

                  INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

THE FUND'S OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek long-term capital appreciation while attempting to generate positive returns over various market cycles. Current income is not an objective. No assurance can be given that the Fund will achieve its investment objective.

     The Fund's investment objective is fundamental and may not be changed without the approval of Members. However, except as otherwise stated in this prospectus or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board. The Fund's fundamental investment policies are listed in the SAI. Its principal investment policies and strategies are discussed below. The Fund may change any investment policies and strategies that are not fundamental, if the Board believes doing so would be consistent with the Fund's investment objective.

THE FUND'S INVESTMENT PROGRAM

     The Fund pursues its investment objective by allocating its assets for investment among a select group of Private Strategy LPs that are managed by alternative asset managers unaffiliated with the Fund who employ a variety of limited market bias investment strategies. Limited market bias investment strategies seek to provide predictable investment returns generally independent of general stock market movements. The Advisor is primarily responsible for selecting the Private Strategy LPs and determining the portion of the Fund's assets to be allocated to each Private Strategy LP, subject to the general supervision of the Board. The Fund will implement these allocation decisions primarily by investing in Private Strategy LPs that are managed by Strategy Managers selected by the Advisor. An investment in the Fund enables investors to indirectly invest with Strategy Managers whose services generally are not available to the investing public and who may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables investors to invest with a number of Strategy Managers without incurring the high minimum investment requirements that Strategy Managers typically impose on investors.

     Private Strategy LPs are investment funds, typically organized as limited partnerships, that are not required to register under the Investment Company Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in the fund or as to the qualifications of persons eligible to invest (determined with respect to the value of investment assets held) in such investment funds. The typical Private Strategy LP will have greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the types of trading strategies employed, and in many cases, the amount of leverage it may use.

     The Advisor takes a three-tiered approach to asset allocation and Private Strategy LP selection. Its methodology is premised on the belief that consistent, superior long-term performance necessitates: first, a rigorous, top-down, or macro, view of the various alternative investment fund strategies; second, an in-depth analysis of the types of strategy attributes that best complement the Fund's investment objective; and third, identification of underlying Strategy Managers whose investment styles and historical investment returns and risk characteristics best embody those attributes.

     Under normal market conditions, at least 80% of the Fund's net assets (plus the amount of any borrowings by the Fund for investment purposes) will be allocated to Private Strategy LPs that pursue limited market bias investment strategies. These strategies encompass a broad range of investment programs that historically have exhibited a low correlation to the performance of equity, debt and other markets. They include investment programs involving use of hedging and arbitrage techniques in the equity, fixed income, currency and commodity markets. These investment programs employ a variety of sophisticated investment techniques that include, among other things, short sales of securities, use of leverage, and transactions in derivative securities and other financial instruments such as stock options, index options, futures contracts and options on futures.


     The material strategies used for Private Strategy LP investments are discussed hereunder:


     o Index arbitrage. This strategy involves investing in a group of securities comprising an index, or a representative sample of an index, in order to capture the pricing differences that may arise between the index and the component securities.

     o    Interest  rate  arbitrage.   This  strategy  seeks  to  exploit  price
          anomalies between related securities with prices that fluctuate in response to interest rate movements.

     o Merger arbitrage. This strategy involves investing simultaneously in long and short positions in companies involved in a merger or acquisition in order to profit from the expected price movements of the acquiring and target companies.

     o Convertible bond and warrant hedging. This strategy involves investing in undervalued instruments that are convertible into equity securities and then hedging out systematic risks associated with either the convertible instrument, the underlying security or both.

     o Statistical long/short equity strategies. This strategy involves constructing portfolios of offsetting long and short equity positions using mathematical or statistical techniques to identify relative value between long and short positions.

     o Pairs trading. This is a specific type of equity hedging strategy that involves effecting offsetting long and short equity positions in the same industry or sector.

     o Market timing. This is a strategy which seeks to exploit price trends of specific mutual funds or individual securities. Buying occurs during perceived attractive market conditions with a move to defensive instruments or money market funds during periods of perceived market risk.

     Strategy Managers using arbitrage strategies attempt to identify and exploit pricing inefficiencies between related instruments or combinations of instruments. Sophisticated mathematical and statistical techniques and models are used to attempt to identify relative value between related instruments or combinations of instruments and to capture mispricings among such instruments. Private Strategy LPs may pursue arbitrage strategies utilizing a variety of techniques and models, ranging from purely quantitative, short-term models to more discretionary approaches using fundamental research to construct long and short portfolios.


     Strategy Managers whose Private Strategy LPs are selected for investment by the Fund will not charge the Fund incentive or profit sharing fees and will agree to a maximum fixed fee of 2.75% on the Fund's investment in the Private Strategy LPs. Additionally, the Fund will not pay a sales load or placement fee for Private Strategy LPs in which it invests. Other non-economic criteria include agreement by the Strategy Manager to: (1) provide NAV reports with respect to the

Fund's investment at least weekly; (2) provide transparency with respect to the Private Strategy LP's investments; and (3) allow independent review of the Private Strategy LP's NAV calculations and adherence to stated trading strategies. The Fund will hold only non-voting securities, (generally limited partnership interests) or relatively nominal amounts of voting securities in the Private Strategy LPs in which it invests. Fees charged by the Private Strategy LP will be negotiated prior to the Fund acquiring any interest in the Private Strategy LP. As a result, once it has made an investment in a Private Strategy LP, the Fund will have no control over or ability to influence the Private Strategy LP.

     The Advisor will allocate the Fund's assets among available Strategy Managers that have demonstrated records of superior investment performance in pursuing limited market bias investment strategies, consistent with the Fund's goal of long-term capital appreciation, while focusing on the risk characteristics of those strategies and the Fund's overall risk exposure. In doing so, the Advisor will seek to construct an investment portfolio for the Fund in which there is expected to be a low overall degree of correlation of the investment performance of Strategy Managers across investment styles and limited correlation between the overall performance of the Fund's portfolio and the general performance of equity and other markets. The Fund's structure and its investment approach are intended to provide investors several advantages over direct investments in private investment funds, including: (i) the ability to invest in a professionally constructed and managed investment portfolio; (ii) access to a diverse group of Strategy Managers that utilize varying investment styles and strategies; and (iii) reduced risk exposure that comes from investing with multiple Strategy Managers that have exhibited low volatility of investment returns and low correlation to one another. The Advisor expects generally to allocate the Fund's assets to approximately 5 to 10 Private Strategy LPs.

     The Multi Strategy fund of funds approach followed by the Fund will involve allocation of the Fund's assets to Private Strategy LPs that employ various limited market bias investment styles and strategies and will provide investors access to a variety of Strategy Managers. The Fund will invest in various types of Private Strategy LPs managed by Strategy Managers, including limited partnerships, joint ventures, other investment companies and similar entities.


     Private Strategy LPs will be selected on the basis of various criteria, generally including, among other things, an analysis of: (i) the historical investment performance of the underlying Strategy Manager; (ii) a fee structure of the Private Strategy LP which excludes incentive or profit sharing fees to the Strategy Manager; (iii) the Strategy Manager's reputation and experience;
(iv) the Strategy Manager's ability and willingness to provide investment transparency and accurate NAV reports regarding the Private Strategy LPs; (v) the effectiveness of its risk management systems; (vi) its adherence to its stated investment philosophy; (vii) the results of on-site interviews of the management team; (viii) the quality and stability of the Private Strategy LP's organization; (ix) whether key personnel of the Private Strategy LP have substantial investments in the Private Strategy LP's investment program and (x) the compatibility of the Private Strategy LP with the objectives and goals of the Fund. Not all these factors will be considered with respect to each Private Strategy LP and other criteria may be considered. The Fund has no internal restrictions or requirements as to specific investor protections, restrictions on investment or other internal controls which must be contained in the Private Strategy LP organizational agreements or placement documents. The Advisor utilizes a computer database of alternative investment asset managers to narrow the universe of potential candidates. Although it is the general policy of the Fund to allocate assets among Strategy Managers that use limited market bias strategies, the Advisor may allocate a limited portion of the Fund's assets to Strategy Managers that do not use limited market bias strategies, but which use other strategies that have investment performance characteristics that have historically been negatively correlated to the equity and debt markets, generally, in an attempt to generate a consistent return pattern with lower volatility. The Fund will not allocate more than 20% of its net assets to these Strategy Managers.

     Not more than 25% of the Fund's net assets will be allocated to any one Strategy Manager. In addition, the Fund will limit its investment position in any one Private Strategy LP to less than 5% of the Private Strategy LP's outstanding voting securities, absent an SEC order (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Private Strategy LP in which it holds 5% or more of the outstanding voting interests will not be subject to various Investment Company Act prohibitions on affiliated transactions. However, to permit the investment of more of its assets in smaller Private Strategy LPs deemed attractive by the Advisor, the Fund may purchase non-voting securities of Private Strategy LPs or by contractual arrangement waive any voting right in a Private Strategy LP. The Fund will either hold non-voting securities of Private Strategy LP or will limit its investment in any Private Strategy LP that is not managed by a Subadvisor to less than 5% of the Investment Fund's voting securities. The Fund will not in the aggregate invest more than 10% of its assets in the voting securities of companies exempt from registration under Section 3(c)(1) of the Investment Company Act of 1940.


     The Fund's investment in Private Strategy LPs will not themselves be marketable and will only have limited liquidity. Private Strategy LPs themselves will generally be invested primarily in marketable securities, although in limited circumstances, Private Strategy LPs may also be invested in privately placed securities and other investments that are illiquid. Private Strategy LPs may be invested and traded in a wide range of instruments and markets, including, but not limited to, domestic and foreign equities and equity-related instruments, currencies, financial futures, and fixed income and other debt-related instruments. Private Strategy LPs will generally not be limited as to the markets (either by location or type, such as large capitalization, small capitalization or U.S. versus non-U.S. markets) in which they may be invested or the investment discipline that may be employed (such as value, growth or bottom-up or top-down analysis). In managing Private Strategy LPs, Strategy Managers will not be subject to the Fund's investment policies and restrictions or the various limitations and prohibitions applicable to the activities of investment companies registered under the Investment Company Act (such as the Fund). This involves various risks, including those associated with the fact that Private Strategy LPs are not generally subject to any requirements that they diversify their investments or limit their investments in the securities of issuers engaged in a single industry or group of related industries. In addition to being free to take on various risks, the Private Strategy LPs may generally take more risks than a regulated investment company in light of the absence of regulations of the type to which registered investment companies are subject. See "Risk Factors - General Risks - Non-Diversified Status and Industry Concentration."

     The Advisor will regularly evaluate each Private Strategy LP to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance is satisfactory. Based on these evaluations, the Advisor will allocate and reallocate the Fund's assets among Private Strategy LPs and may terminate or add Private Strategy LPs, as it determines appropriate and consistent with the Fund's investment objective. Members will not vote on the retention or termination of investment in a Private Strategy LP.

BORROWING; USE OF LEVERAGE

     The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Private Strategy LPs generally are also permitted to borrow money for similar purposes. The use of borrowings for investment purposes is known as "leverage" and involves a high degree of risk. The investment programs of certain Strategy Managers may make extensive use of leverage. See "Risk Factors--Leverage; Borrowing."

     The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Private Strategy LPs and, therefore, the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Private Strategy LPs. The Private Strategy LPs may use leverage beyond the 300% asset coverage in the discretion of the Strategy Managers and the Fund will not have control over the amount of such leverage, however, in any investment the Fund makes, the Fund itself will not be a risk for any amount greater than its actual investment. The Asset Coverage Requirement will apply to borrowings that can be deemed to result in the creation of a "senior security." Generally, in conjunction with investment positions that are deemed to constitute senior securities, the Fund must: (i) observe the Asset Coverage Requirement; (ii) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (iii) otherwise cover the investment position with offsetting portfolio securities.

SHORT SELLING

     Private Strategy LPs may sell securities short. To effect a short sale, the Private Strategy LP will borrow the security from a brokerage firm, or other permissible financial intermediary, and make delivery to the buyer. The Private Strategy LP then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Private Strategy LP which would result in a loss or gain, respectively. The use of short sales is a speculative practice and involves significant risks. See "Risk Factors--Short Selling."

DERIVATIVES

     Private Strategy LPs may use financial instruments, known as derivatives, for purposes of hedging portfolio risk and for non-hedging purposes. Examples of derivatives include stock options, index options, futures and options on futures. Transactions in derivatives involve certain risks. See "Risk Factors--Derivatives."

MARKET TIMING

     Market timing seeks to remain invested in various equity markets (i.e., mutual funds) during perceived attractive market conditions and move to defensive instruments or money market funds during periods of perceived market risk, thereby seeking to capture the higher returns provided by stocks within a framework of lower risk. Such a strategy is based on measurable facts that identify trends rather than market tops or bottoms. Market timing may be utilized by Private Strategy LPs, thereby seeking to exploit price trends of specific mutual funds or individual securities.

SHORT-TERM AND DEFENSIVE INVESTMENTS

     The  Fund  will  invest  its  cash  reserves  in  high  quality  short-term investments. These investments may include bank deposits, money market instruments and other short-term debt obligations, money market mutual funds, and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. A defensive position may be inconsistent with the Fund's investment objective. This could prevent the Fund from achieving its investment objective. Repurchase agreements involve certain risks that are described in the SAI.

                           ADVISOR PERFORMANCE HISTORY

     The Advisor has no non-proprietary, fully invested account managed by the Advisor that has an investment history of more than one month that is substantially similar to that of the Fund.

                             MANAGEMENT OF THE FUND

GENERAL

     The Fund's Board provides broad oversight over the operations and affairs of the Fund. A majority of the Board is comprised of persons who are Independent Managers.


     Altis Advisors, Inc. (the "Advisor") serves as the Fund's investment advisor, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment advisory agreement with the Fund (the "Advisory Agreement"). It is a newly formed Investment Advisor. The Advisor is located at 6041 South Syracuse Way, Suite 307, Greenwood Village, Colorado 80111. EquiCap Reserve, Ltd, is the owner of the Advisor. EquiCap Reserve, Ltd. is owned by four individuals, David Clark, Gary Clark, Gordon Dihle and Perry Jonkheer.


     Under the Advisory Agreement, the Advisor is responsible for developing, implementing and supervising the Fund's investment program. The Advisor is authorized, subject to the approval of the Board and Members, to retain one or more subadvisors to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Advisor in providing these services. The Advisor is also responsible for providing day-to-day investment management services to the Fund.

     As compensation for services required to be provided by the Advisor under the Advisory Agreement, the Fund will pay the Advisor a monthly fee (the "Management Fee") computed at the annual rate of 1.50% of the net asset value of outstanding Interests determined as of the last day of the month (before any repurchases of Interests). See "Management of the Fund."

MANAGEMENT TEAM

     The following personnel of the Advisor will be the persons primarily responsible for selecting Private Strategy LPs and allocating the Fund's assets among the Private Strategy LPs:

Perry Jonkheer, Chicago, Illinois
---------------------------------

Mr. Jonkheer earned a BS degree in Business Finance from Eastern Illinois University in 1972.

Mr. Jonkheer has been employed by EquiCap Reserve, Ltd. an affiliate of the Advisor since January 2002. Mr. Jonkheer co-founded I.A.S.G Institutional Advisory Services Group, Inc. ("IASG") in 1992 and continues as a principal of such firm in Chicago, Illinois. IASG is involved in hedge fund transactions. Mr. Jonkheer and IASG are Series 3 registered and licensed with the National Futures Association (NFA), regulatory arm of the Commodity Futures Trading Commission
(CFTC) as an Independent Introducing Broker, Commodity Pool Operator, and Commodity Trading Advisor. Mr. Jonkheer is also a member of the Managed Futures Association (MFA) and the Alternative Investment Management Association (AIMA).) Mr. Jonkheer's additional business experience includes: establishment of www.lasg.com in 1997; Managing Director and co-sponsor of Options Futures Trading Managers, Chicago, Illinois; Founder of International Investors, Inc., 1985-1992, an
introducing broker dealer in Pinehurst, North Carolina; a full member of the Chicago Board of Trade from 1974-1986; and account executive with Lamson Brothers & Company, USA (1972-1977).


David Clark, Universal City, California
---------------------------------------

Mr. Clark earned a B.A. Degree "Magnum Cum Laude." at Fresno State University, Fresno, California in [ ].

From January 2002 to the present Mr. Clark has been employed as President of EquiCap Reserve, Ltd., an Affiliate of the Advisor. Mr. Clark is licensed by NASD Regulation Inc. as an NASD General Securities Representative (Series 7 &
63) as well as a Series 3, Commodities Representative with the National Futures Association. Additionally, Mr. Clark attained a CFA designation (Certified Financial Analyst). From January 1974 to January 1997, Mr. Clark was employed with various Wall Street firms as a retail stockbroker and account representative: 1) Merrill Lynch; 2) Lehman Brothers; and 3) Bears Stearns. From January 1997 to January 2000, Mr. Clark was director of Peregrine Financial Group, Chicago Managed Futures Division. From January 2000 to December 2001 Mr. Clark was employed as Director, Peregrine Financial Group Bahamas, LTD.

Gordon Dihle, Denver, Colorado
------------------------------

Mr. Dihle earned a BS degree Summa Cum Laude, in Accounting and Business Administration from the University of Dickinson, Dickinson, North Dakota in 1976 and a Juris Doctorate with honors, from the University of North Dakota in 1980.

Mr. Dihle has been employed by EquiCap Reserve, Ltd. an affiliate of the Advisor since July 2002. Mr. Dihle is an attorney, licensed since 1980, as well as a Certified Public Accountant (since 1980). Mr. Dihle has operated a legal practice in representation of publicly traded entities from 1991 through June 2002 as Dihle & Co., P.C. Mr. Dihle acted as CFO for American Wireless Network, Inc. from October 1997 to January 2002. Mr. Dihle is also licensed by NASD Regulation Inc. as an NASD General Securities Representative (Series 7 & 63), General Securities Principal (NASD Series 24), Financial and Operations Principal (NASD Series 27), and the state of Colorado as a Life and Variable Annuities Agent.

Donna Flemming, Denver, Colorado
--------------------------------

Ms. Flemming earned a BA Degree in English Literature from the University of Colorado, Boulder, Colorado in 1969 and a Paralegal degree with honors from Denver Paralegal Institute, Denver, Colorado, in 1996.

Ms. Flemming is licensed by NASD Regulation Inc. as an NASD General Securities Representative (Series 7 & 63), General Securities Principal (NASD Series 24), Financial and Operations Principal (NASD Series 27), NASD Municipal Principal (Series 53) NASD Investment Advisor Law (Series 65); and NASD Equity Trader (Series 55).

Ms. Flemming has been employed by EquiCap Reserve, Ltd. an Affiliate of the Advisor since January 2002. From January, 1997 to December, 2001, Ms. Flemming was the Compliance Officer and Human Resources Associate with Portfolio Management Consultants, Inc. of Denver, Colorado. In that position Ms. Flemming was responsible for compliance with federal, state and self regulatory laws and licensing requirements for an NSMIA registered investment advisor, broker/dealer and their agents (with limited international operations).

ADMINISTRATIVE SERVICES

     Under the terms of an administration agreement with the Fund, the Advisor will provide certain administrative services to the Fund, including, among others: providing office space and other support services and personnel as necessary to provide such services to the Fund; supervising the entities retained by the Fund to provide accounting services, investor services and custody services; handling Member inquiries regarding the Fund, including but not limited to questions concerning their investments in the Fund and capital account balances; preparing or assisting in the preparation of various reports, communications and regulatory filings of the Fund; assisting in the review of investor applications; monitoring the Fund's compliance with Federal and state regulatory requirements (other than those relating to investment compliance); coordinating and organizing meetings of the Board and meetings of Members and preparing related materials; and maintaining and preserving certain books and records of the Fund. In consideration for these services, the Fund will pay the Advisor a monthly fee computed at the annual rate of 0.50% of the net asset value of outstanding Interests determined as of the last day of each calendar month (the "Administration Fee").

ACCOUNTING AND CUSTODY SERVICES

     [ ]. ("[ ]") an unaffiliated company provides various fund accounting, investor accounting and taxation services to the Fund. In consideration of these services, the Fund will pay [ ] a monthly fee which is not expected to exceed 0.30% of the Fund's net assets on an annual basis and will reimburse [ ] for certain out-of-pocket expenses. The principal business address of [ ] is [ ]. [ ], serves as the Fund's custodian and maintains custody of the Fund's assets. The principal business address of [ ] is [ ].

INVESTOR SERVICING ARRANGEMENTS

     Under the terms of an investor servicing agreement between the Fund and the Distributor (the "Investor Servicing Agreement"), the Distributor is authorized to retain broker-dealers and certain financial advisors to provide ongoing investor services and account maintenance services to Members that are their customers ("Investor Service Providers"). These services include, but are not limited to: handling Member inquiries regarding the Fund (e.g., responding to questions concerning investments in the Fund, capital account balances, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between Members and the Fund; assisting in the establishment and maintenance of Member accounts with the Fund; assisting in the maintenance of Fund records containing Member information; and providing such other information and Member liaison services as the Distributor may reasonably request. Under the Investor Servicing Agreement, the Fund will pay a fee to the Distributor to reimburse it for payments made to Investor Service Providers. This fee will be paid quarterly and will be in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.25% (on an annualized basis) of the net asset value of outstanding Interests held by investors that receive services from the Investor Service Provider, determined as of the last day of the calendar quarter (before any repurchases of Interests); or (ii) the Distributor's actual payments to the Investor Service Provider. The Distributor will be entitled to reimbursement under the Investor Servicing Agreement for any payments it may make to any affiliated Investor Service Providers.

FUND EXPENSES

     The Fund will bear its own expenses including, but not limited to: the Management Fee; the Administration Fee; fees for Investor Services; any taxes; investment-related expenses incurred by the Fund (e.g., fees and expenses charged by the Strategy Managers and Private Strategy LPs, placement fees, interest on indebtedness, fees for data and software providers, research expenses, professional fees (including, without limitation, expenses of consultants and experts) relating to investments); fees and expenses for accounting and custody services; the fees and expenses of Fund counsel, legal counsel to the Independent Managers and the Fund's independent auditors; costs associated with the registration of the Fund, including the costs of compliance with Federal and state laws; fees of independent board members, costs and expenses of holding meetings of the Board and meetings of Members, including costs associated with preparation and disseminations of proxy materials; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board; and such other expenses as may be approved by the Board. The Fund will reimburse the Advisor for any of the above expenses that it pays on behalf of the Fund.

     Offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during a fiscal period will be allocated and charged to the capital accounts of Members pro rata in accordance with their respective investment percentages for the period.

     The Fund's organizational expenses are being borne voluntarily by the Advisor. Initial offering costs are being charged to capital and will be borne by the Advisor as a Member of the Fund upon commencement of the Fund's operations.

                             INVESTOR QUALIFICATIONS

     Interests are being offered only to investors that are "Accredited Investors." Currently, Accredited Investors include: (i) natural persons and companies (other than investment companies) that represent that they have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,000,000; or that they meet certain other qualification requirements as an "Accredited Investor" pursuant to the definition of such under Regulation D of the Securities Act of 1933. In addition, Interests are offered only to investors that are U.S. persons for Federal income tax purposes, as defined below, and may not be purchased by charitable remainder trusts. You must complete and sign an investor certification that you meet these requirements before you may invest in the Fund. The form of this investor certification is contained in Appendix B of this prospectus. The Fund will not be obligated to sell to brokers or dealers any Interests that have not been placed with Accredited Investors that meet all applicable requirements to invest in the Fund.

     A person is considered a U.S. person for Federal income tax purposes if the person is: (i) a citizen or resident of the United States; (ii) a corporation, partnership (including an entity treated as a corporation or partnership for U.S. Federal income tax purposes) or other entity (other than an estate or trust) created or organized under the laws of the United States, any state therein or the District of Columbia; (iii) an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Internal Revenue Code of 1986, as amended (the "Code")); or (iv) a trust, if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust.

                     REPURCHASES OF INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

     No Member or other person holding an Interest or a portion of an Interest acquired from a Member will have the right to require the Fund to redeem that Interest or portion thereof. There is no public market for Interests, and none is expected to develop. With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited repurchase offers that will be made from time to time by the Fund. Any transfer of an Interest in violation of the LLC Agreement will not be permitted and will be void. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below. For information on the Fund's policies regarding transfers of Interest, see "Repurchases and Transfers of Interests--Transfers of Interests" in the SAI.

REPURCHASES OF INTERESTS

     The Fund from time to time will offer to repurchase outstanding Interests pursuant to written tenders by Members. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding Interests. A repurchase fee equal to 1.50% of the value of an Interest (or portion of an Interest) repurchased by the Fund will apply if the date as of which the Interest is to be valued for purposes of repurchase is less than eighteen months following the date of a Member's initial investment in the Fund. If applicable, the repurchase fee will be deducted before payment of the proceeds of a repurchase.


     In determining whether the Fund should repurchase Interests or portions thereof from Members pursuant to written tenders, the Board will consider the recommendations of the Advisor. The Advisor expects that it will recommend to the Board that the Fund offer to repurchase from Interests as of [], and thereafter, twice each year, as of the last business day of June and December. The Fund's Limited Liability Company Agreement (the "LLC Agreement") provides that the Fund will be dissolved if the Interest of any investor that has submitted a compliant written request for repurchase of his Interest in response to a Fund offer to repurchase Interests, has not been repurchased by the Fund within a period of two years after the investor's request. See "Repurchases and Transfers of Interests--Repurchase Offers" in the SAI. The Board will also consider the following factors, among others, in making its determination:


     o whether any Members have requested to tender Interests or portions thereof to the Fund;

     o    the liquidity of the Fund's assets;

     o    the investment plans and working capital requirements of the Fund;

     o    the relative economies of scale with respect to the size of the Fund;

     o    the history of the Fund in repurchasing Interests or portions thereof;

     o    the economic condition of the securities markets; and

the anticipated tax consequences of any proposed repurchases of Interests or portions thereof to the Fund. The Board will determine that the Fund repurchase Interests or portions thereof from Members pursuant to written tenders only on terms the Board determines to be fair to the Fund and Members. Conflicts between tax consequences to the Fund and its Members will be resolved to the benefit of the Fund. When the Board determines that the Fund will make a repurchase offer, notice of that offer will be provided to each Member describing the terms of the offer, and containing information that Members should consider in deciding whether to tender Interests for repurchase. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Interests from the Advisor during the period the offer remains open.

     When Interests are repurchased by the Fund, Members will receive cash distributions equal to the value of the Interests (or portion of the Interest) repurchased, less the repurchase fee, if applicable. See "Risk Factors--General Risks." Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Interests or portions thereof from Members.

     A Member that tenders his entire Interest or a portion of his Interest will generally have a taxable event when the Interest is repurchased. Gain, if any, will be recognized by a tendering Member only as and after the total proceeds received by the Member exceed the Member's adjusted tax basis in the Interest repurchased. A loss, if any, will be recognized only after the Member has received full payment under the promissory note that will be given to the Member prior to the Fund's payment of the repurchase amount.

REPURCHASE PROCEDURES

     Due to liquidity restraints associated with the Fund's investments in Private Strategy LPs and the fact that the Fund may have to effect withdrawals from those funds to pay for Interests being repurchased, it is presently expected that, under the procedures applicable to the repurchase of Interests, Interests will be valued for purpose of determining their repurchase price as of a date approximately one month after the date by which Members must submit a repurchase request (the "Valuation Date") and that the Fund will generally pay the value of the Interests or portions thereof repurchased (or as discussed below, 95% of such value if a Member's entire Interest is repurchased) approximately one month after the Valuation Date. The amount that a Member may expect to receive on the repurchase of the Member's Interest (or portion thereof) will be the value of the Member's capital account (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the Fund's assets as of that date, after giving effect to all allocations to be made as of that date to the Member's capital account, less the repurchase fee, if applicable. This amount will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If the entire Interest of a Member is repurchased, the Member will receive an initial payment equal to 95% of the estimated value of the Interest and the balance due will be determined and paid promptly after completion of the Fund's audit and be subject to audit adjustment.

     Under these procedures, Members will have to decide whether to tender their Interests for repurchase without the benefit of having current information regarding value of Interests as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Interests and the date they can expect to receive payment for their Interests from the Fund. However, the Fund will compile unaudited valuations of the Fund's NAV with a frequency of once per week and make them available to the Members via a website accessible by Members. However, promptly after the expiration of a repurchase offer, Members whose Interests are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Interests. Payments for repurchased Interests may be delayed under circumstances where the Fund has determined to redeem its interests in Private Strategy LPs to make such payments, but has experienced delays in receiving payments from the Private Strategy LPs.

     A Member who tenders for repurchase only a portion of the Member's Interest will be required to maintain a capital account balance of $25,000. If a Member tenders a portion of an Interest and the repurchase of that portion would cause the Member's capital account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Interest to be purchased from the Member so that the required minimum balance is maintained.

     Repurchases of Interests by the Fund are subject to certain regulatory requirements imposed by SEC rules.




     The LLC Agreement provides that the Fund may redeem an Interest (or portion thereof) of a Member or any person acquiring an Interest (or portion thereof) from or through a Member under certain circumstances, including if: ownership of the Interest by the Member or other person will cause the Fund to be in violation of certain laws; continued ownership of the Interest may adversely affect the Fund (such as where continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, the Managers or the Advisor, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences); any of the representations and warranties made by a Member in connection with the acquisition of the Interest was not true when made or has ceased to be true. Members whose Interest, or a portion thereof, is redeemed by the Fund will not be entitled to a return of any amount of sales load that was charged in connection with the Member's purchase of the Interest.


UNDERTAKING FOR POST ACCUMULATION PERIOD MEMBER MEETING

     The Board of Managers has agreed and undertaken to call for a future meeting of Members after the accumulation period of the offering has been completed. The purpose of the meeting will be to put to a vote of the Members proposals to (1) exchange or convert the Fund to a corporate style entity, (2) register the shares of the new entity for exchange for Member Interests and (3) apply for listing on an exchange as an exchange traded closed end investment management company. Such undertaking will require extensive and costly documentation and disclosure, will require the affirmative vote of more than two thirds of the Member Interests, and will be subject to regulatory reviews and Exchange approvals. No assurance can be given that a sufficient number of Members would be in favor of such action or that all or any of the items can or will be accomplished.

                         CALCULATION OF NET ASSET VALUE

     The net asset value of the Fund will be computed as of the close of business on the last day of each "fiscal period" (as defined under "Capital Accounts" below). The Fund's net asset value is the value of the Fund's assets less its liabilities. In computing net asset value, the Fund will value interests in Private Strategy LPs at their fair value, which the Board has determined will ordinarily be the values of those interests as determined by the Strategy Managers of the Private Strategy LPs in accordance with policies established by the Private Strategy LPs. Other securities and assets of the Fund will be valued at market value, if market quotations are readily available, or will be valued at fair value as determined in good faith by the Board or in accordance with procedures adopted by the Board. The Fund has adopted distinct written policies and procedures regarding valuation reports submitted to the Board and the methodology for making valuation decisions. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing net asset value.


     Prior to investing in any Private Strategy LP, the Advisor will conduct a due diligence review of the valuation methodology utilized by the Private Strategy LP, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Advisor reasonably believes to be consistent with those used by the Fund for valuing its own investments. As a general matter, the fair value of the Fund's interest in a Private Strategy LP will represent the amount that the Fund could reasonably expect to receive from a Private Strategy LP if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that a Private Strategy LP does not report a value to the Fund on a timely basis, the Fund will determine the fair value of such Private Strategy LP based on the most recent value reported by the Private Strategy LP, as well as any other relevant information available at the time the Fund values its portfolio. The Fund's valuation procedures require the Advisor to consider all relevant in information available at the time the Fund values its portfolio. The Advisor will consider such information, and may conclude in certain circumstances that the information provided by the Strategy Manager of a Private Strategy LP does not represent the fair value of the Fund's interests in the Private Strategy LP. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular Private Strategy LP, the Fund will consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount.


     Prospective investors should be aware that there can be no assurance that the fair values of Interests in Private Strategy LPs as determined under the procedures described above will in all cases be accurate to the extent that the Fund, the Board and the Advisor do not generally have access to all necessary financial and other information relating to the Private Strategy LPs to determine independently the net asset values of those funds. The Board's results in accurately fair valuing securities whose market value is not readily ascertainable as a result of a significant event are subject to inaccuracies. The Board's valuation of Private Strategy LPs could have an adverse effect on the Fund's net assets if its judgments regarding appropriate valuations should prove incorrect.

     It is anticipated that valuation information will be obtained from the Private Strategy LPs on a weekly basis and daily transactional information will be received from the Private Strategy LPs on a daily basis.


     The asset valuation procedures policy is summarized below:

Valuation of Private Strategy LP Investments:

     The Fund will value its investments in private placement limited partnership investments ("Private Strategy LPs") at fair value. Fair value as of each Fiscal Period-end ordinarily will be the value determined as of such Fiscal Period-end for each Private Strategy LP in accordance with the Private Strategy LP's valuation policies and reported at the time of the Fund's valuation.

     Prior to investing in any Private Strategy LP, the Advisor will conduct a due diligence review of the valuation methodology utilized by the Private Strategy LP. Valuation methodology utilized by such Private Strategy LPs as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Advisor reasonably believes to be consistent with those used by the Fund for valuing its own investments.

     Generally, the fair value of the Fund's interest in an Private Strategy LP will represent the amount that the Fund could reasonably expect to receive from an Private Strategy LP if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Although redemptions of interests in Private Strategy LPs are subject to advance notice requirements, Private Strategy LPs will typically make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the Private Strategy LP would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Private Strategy LP's governing documents, it would be necessary to effect a mandatory redemption.

     In the unlikely event that a Private Strategy LP does not report a Fiscal Period-end value to the Fund on a timely basis, the Fund will determine the fair value of such Private Strategy LP based on the most recent value reported by the Private Strategy LP, as well any other relevant information available at the time the Fund values its portfolio. Any values reported as "estimated" or "final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund's valuation date.

     The Advisor will review the unaudited valuations provided by the investment advisors to the Private Strategy LPs. The Advisor is required to consider all relevant information available at the time the Fund values its portfolio. The Advisor and/or the Board of Managers of the Fund (the "Board") will consider such information, and may conclude in certain circumstances that the information provided by the investment advisor of a Private Strategy LP does not represent the fair value of the Fund's interests in the Private Strategy LP.

     In  the  absence  of  specific  transaction  activity  in  interests  in  a particular Private Strategy LP, the Fund will consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Private Strategy LP.

     When a Private Strategy LP imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Private Strategy LP interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Private Strategy LP. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

     Where deemed appropriate by the Advisor and consistent with the Investment Company Act of 1940 (the "1940 Act"), investments in Private Strategy LPs may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund's investment will be revalued in a manner that the Advisor determines in good faith best reflects approximate market value.

     The Board will be responsible for ensuring that the valuation policies utilized by the Advisor are fair to the Fund and consistent with applicable regulatory guidelines.


Valuation of Investment other than in Private Strategy LPs:

     To the extent the Advisor invests the assets of the Fund in securities or other instruments that are not investments in Private Strategy LPs, the Fund will value such assets as described below:

     Securities traded on one or more of the U.S. national securities exchanges, the NASDAQ Stock Market, or the OTC Bulletin Board will be valued at their last composite sale prices as reported at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined.


     Securities traded on a foreign securities exchange will generally be valued at their last sale prices on the exchange where such securities are primarily traded. If no sales of particular securities are reported on a particular day, the securities will be valued based on their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service.

     Redeemable securities issued by a registered open-end investment company will be valued at the investment company's NAV per share.

     Other securities for which market quotations are readily available will generally be valued at their bid prices, or ask prices in the case of securities held short, as obtained from the appropriate exchange, dealer, or pricing service.

     If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Advisor and/or the Board will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

     Debt securities will be valued in accordance with the Fund's valuation procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Advisor, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Board to represent fair value.

     Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith.



                                CAPITAL ACCOUNTS

GENERAL

     The Fund will maintain a separate capital account for each Member, which will have an opening balance equal to the Member's initial contribution to the capital of the Fund (i.e., the amount of the investment not including any applicable sales load). Each Member's capital account will be increased by the amount of any additional contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Member's Interest, or portion thereof, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.

     Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of (i) the last day of each fiscal year (December 31), (ii) the last day of each taxable year (December 31), (iii) the day preceding the date as of which any contribution to the capital of the Fund is made, (iv) any day as of which the Fund repurchases any Interest (or portion thereof) of any Member, or
(v) any day as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date. Investors purchasing interests in the fund may be charged a sales load of up to 5.5% included in the investors purchase amount. The sales load will not constitute assets of the Fund and will not be included in an Investor's capital account.

ALLOCATION OF NET PROFITS AND LOSSES; ALLOCATION OF OFFERING COSTS

     Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with Members' respective investment percentages for the period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by the Fund of Interests (or portions thereof), and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

     Allocations for Federal income tax purposes generally will be made among Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior taxable years. Under the LLC Agreement, the Advisor has the discretion to allocate specially an amount of the Fund's capital gains, including short-term capital gain, for Federal income tax purposes to a Member that withdraws from the Fund (a "Withdrawing Member"), to the extent that the capital account balance of the Withdrawing Member exceeds the Federal income tax basis in his respective Interest.

ALLOCATION OF SPECIAL ITEMS


     Withholding taxes or other tax obligations paid on behalf of a Member by the Fund which are directly attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations on behalf of the Member, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, such amount becomes a payable to the Fund and the Member and any successor to the Member's Interest is required to pay upon demand to the Fund, the amount of the excess paid on behalf of the Member.

     Generally, any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, (such as, for example, assessments paid on behalf of Members as a consequence of their residence in a particular state) will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Fund.


RESERVES


     Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) which the Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those Members who are Members at the time when the reserve is created, increased or decreased, as the case may be. No decrease in any Members Capital shall have the effect of creating an assessment against the Member.


VOTING

     Each Member will have the right to cast a number of votes based on the value of the Member's capital account relative to the value of the capital accounts of all Members at any meeting of Members called by the Board or investors holding at least a majority of the total number of votes eligible to be cast by all Members. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including the election of Managers, the approval of the Advisory Agreement and the approval of the Fund's independent auditors, in each case to the extent that voting by shareholders is required by the Investment Company Act. Except for the exercise of their voting rights, Members will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                                      TAXES

     The following is a summary of certain aspects of the income taxation of the Fund and its Members that should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Funds, nor has it obtained an opinion of counsel with respect to any Federal tax issues.

     This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

     Prospective  Members  should  consult  with their own tax advisors in order
fully  to  understand  the  Federal,   state,   local  and  foreign  income  tax
consequences of an investment in the Fund.

     In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Prospective tax-exempt investors are urged to consult their own counsel regarding the acquisition of Interests.

TAX TREATMENT OF FUND OPERATIONS

     Classification of the Fund. The Fund is structured with the intent that under the provisions of the Code and the Regulations, as in effect on the date of the Fund's formation, as well as under the relevant authority interpreting the Code and the Regulations, the Fund be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

     Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.

     The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Fund, Interests will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

     If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of an IRS finding, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

     Unless otherwise indicated, references in the following discussion of the tax consequences of Fund investments, activities, income, gain and loss, include the direct investments, activities, income, gain and loss of the Fund, and those indirectly attributable to the Fund as a result of it being an investor in Private Strategy LPs.

     As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on his income tax return his distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on his distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund. For a more detailed discussion of certain aspects of the income taxation of the Fund and its investments under Federal and state law, see "Tax Aspects" in the SAI.

                            DISTRIBUTION ARRANGEMENTS

GENERAL


     The Distributor acts as the distributor of Interests on a best efforts basis, subject to various conditions, pursuant to the terms of a General Distributor's Agreement entered into with the Fund. Interests may be purchased through the Distributor or through brokers or dealers that have entered into selling agreements with the Distributor. The Fund is not obligated to sell to a broker or dealer any Interests that have not been placed with Accredited Investors that meet all applicable requirements to invest in the Fund. The Distributor maintains its principal office at 6041 South Syracuse Way, Suite 307, Greenwood Village, Colorado 80111, and is an affiliate of the Advisor. There is no minimum amount which must be raised in order for subscriptions for interests to be accepted. There are no circumstances under which the Fund will terminate the offering once an initial subscription is accepted.


WEEKLY ACCEPTANCE OF MEMBER INVESTMENT

     Interests are being offered in an offering period of fifteen months referred to herein as the accumulation period. Investment in the Fund will be accepted in an initial closing to be held seven days following the effective date of registration of the Fund (seven days from the date of the prospectus) and thereafter in weekly closing to be held each Thursday (or the next business day thereafter if Thursday is a market holiday) thereafter during the accumulation period or until the offering is otherwise terminated. The Fund will establish and maintain a separate capital account for each Member, which will have an opening balance equal to the Member's initial contribution to the capital of the Fund (i.e., the amount of the investment not including any applicable sales load). An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date. At initial or subsequent weekly closing, the investor will be purchasing an Interest in the Fund based upon the Fund's NAV at the close of the previous business day. The NAV of the Fund will be computed as of the close of business on the last day of each "fiscal period" - see CAPITAL ACCOUNTS (which for purposes of the calculation for weekly closing will mean the preceding seven day period). The Fund's net asset value is the value of the Fund's assets less its liabilities. In computing net asset value, the Fund will value interests in Private Strategy LPs at their fair value, which the Board has determined will ordinarily be the values of those interests as determined by the Strategy Managers of the Private Strategy LPs in accordance with policies established by the Private Strategy LPs. Other securities and assets of the Fund will be valued at market value, if market quotations are readily available, or will be valued at fair value as determined by in good faith by the Board or in accordance with procedures adopted by the Board. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing net asset value. Investors purchasing interests in the fund may be charged a sales load of up to 5.5% included in the investors purchase amount. The sales load will not constitute assets of the Fund and will not be included in an Investor's capital account.

     Neither the Distributor nor any other broker or dealer is obligated to buy from the Fund any of the Interests. There is no minimum aggregate amount of Interests required to be purchased in the offering. The Distributor does not intend to make a market in Interests. The Fund has agreed to indemnify the Distributor and its affiliates and certain other persons against certain liabilities under the Securities Act.

PURCHASE TERMS

     Interests are being offered only to Accredited Investors that meet all requirements to invest in the Fund. The minimum initial investment in the Fund by an investor is $25,000 (including the applicable sales load). Subsequent investments may be made in any dollar denomination (including the applicable sales load). These minimums may be modified by the Fund from time to time. Interests are being sold subject to a sales load, described on the cover of this prospectus.

     Under a right of accumulation offered by the Fund, the amount of each additional investment in the Fund by a Member will be aggregated with the amount of the Member's initial investment and any other additional investments in determining the applicable sales load. The right of accumulation also permits an investor's investment in the Fund to be combined with investments made by the investor's spouse, or for individual accounts (including IRAs and 403(b) Plans), joint accounts of such persons, and for trust or custodial accounts on behalf of their children who are minors. A fiduciary can count all Interests purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at the current offering price, of Interests previously purchased and currently owned to the value of Interests currently purchased to determine the sales load rate that applies. The reduced sales load will apply only to current purchases. An investor must request the reduced sales load when making an investment.

     In addition, the sales load may be waived in certain cases with respect to purchases of Interests by certain purchasers, including: persons affiliated with the Advisor (or with its affiliates); brokers and dealers that use Interests in connection with investment products they offer or that sell Interests to defined contribution plans for which the broker or dealer provides administration services; and certain retirement plans and deferred compensation plans. For further information, see Appendix A of the SAI. To be eligible to receive a waiver of the sales load or special sales load rate applicable under the right of accumulation, an investor must advise the Distributor or the selling broker or dealer when making an investment.

     An underwriting fee of 0.5% will be retained by the Distributor and the balance of the sales load is reallowed by the Distributor to selling brokers and dealers. The maximum underwriting compensation to be paid to underwriters and related persons in connect with the offering of Interests will not exceed 8% of the gross proceeds of Interests sold. Such compensation consists of the maximum sales load of 5.5%.

     Investor funds will not be accepted until the registration statement to which this prospectus relates is declared effective. All investor funds for the initial funding of the sale of Interests, and for weekly closings of subsequent offerings, will be deposited in an escrow account maintained by [ ] Bank, as escrow agent, at Bank, whose address is [ ], for the benefit of the Fund. Funds held in the escrow account may be invested in high quality, short-term investments, and any interest earned on the funds will accrue to the benefit of the Fund. The full amount of an investment in the Fund is payable in federal funds, which must be received on or before the applicable admission date. The Fund's policy is that: i) all subscriptions will be received and accepted within a reasonable time, ii) all consideration received and accepted for Interests will be promptly transmitted to the escrow agent, iii) that if subscriptions are rejected for any reason, all of the amount paid for the Interest, including sales load will be promptly refunded to the subscriber, and iv) the escrow arrangements comply with applicable requirements under the Securities Exchange Act of 1934.

     Before an investor may invest in the Fund, the Distributor or the investor's sales representative will require a certification from the investor that it is a Accredited Investor and meets other requirements for investment, and that the investor will not transfer his Interest except in the limited circumstances permitted under the LLC Agreement. The form of investor certification that each investor will be asked to sign is contained in Appendix B of this prospectus. An investor's certification must be received by the Distributor, along with his payment as described above. Otherwise, an Investor's order will not be accepted.

     The LLC Agreement is contained in Appendix A of this prospectus. Each new investor will agree to be bound by all of its terms by executing the investor certification form.

                               GENERAL INFORMATION


     The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund was formed as a limited liability company under the laws of the State of Delaware on May 10, 2002 and has no operating history. The Fund's address is 6041 South Syracuse Way, Suite 307, Greenwood Village, Colorado 80111, and its telephone number is (303) 397-1956.

                          TABLE OF CONTENTS OF THE SAI

INVESTMENT POLICIES AND PRACTICES..............................................1

REPURCHASES AND TRANSFERS OF INTERESTS.........................................7

BOARD OF MANAGERS..............................................................9

INVESTMENT ADVISORY SERVICES..................................................10

CONFLICTS OF INTEREST.........................................................12

TAX ASPECTS...................................................................13

ERISA CONSIDERATIONS..........................................................22

BROKERAGE.....................................................................23

VALUATION OF ASSETS...........................................................24

ACCOUNTANTS AND LEGAL COUNSEL.................................................25

CUSTODIAN.....................................................................25

CONTROL PERSONS...............................................................25

SUMMARY OF LLC AGREEMENT......................................................25

FUND ADVERTISING AND SALES MATERIAL...........................................27

FINANCIAL STATEMENTS..........................................................28

APPENDIX A - SALES LOAD WAIVERS..............................................A-1

                                   APPENDIX A


                  ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC

                     (A Delaware Limited Liability Company)

                               ------------------

                       LIMITED LIABILITY COMPANY AGREEMENT

                            Dated as of July 1, 2002

                               ------------------


                             6041 South Syracuse Way
                                    Suite 307
                        Greenwood Village, Colorado 80111

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Article I DEFINITIONS..........................................................1
Article II ORGANIZATION; ADMISSION OF MEMBERS..................................5
         2.1      Formation of Limited Liability Company...............5
         2.2      Name.................................................5
         2.3      Principal and Registered Office .....................5
         2.4      Duration ............................................5
         2.5      Business of the Fund.................................5
         2.6      Board of Managers ...................................5
         2.7      Members..............................................6
         2.8      Organizational Member ...............................6
         2.9      Both Managers and Members............................6
         2.10     Limited Liability ...................................6
Article III MANAGEMENT.........................................................7
         3.1      Management and Control ..............................7
         3.2      Actions by the Board of Managers ....................7
         3.3      Meetings of Members .................................7
         3.4      Custody of Assets of the Fund .......................8
         3.5      Other Activities of Members and Managers ............8
         3.6      Duty of Care ........................................9
         3.7      Indemnification .....................................9
         3.8      Fees, Expenses and Reimbursement ...................10
Article IV TERMINATION OF STATUS OF ADVISOR AND MANAGERS, TRANSFERS AND
 REPURCHASES..................................................................11
         4.1      Termination of Status of the Advisor ...............11
         4.2      Termination of Status of a Manager .................11
         4.3      Removal of the Managers ............................11
         4.4      Transfer of Interests of Members ...................11
         4.5      Repurchase of Interests ............................12
Article V CAPITAL.............................................................14
         5.1      Contributions to Capital ...........................14
         5.2      Rights of Members to Capital .......................14
         5.3      Capital Accounts ...................................14
         5.4      Allocation of Net Profit and Net Loss;
                      Allocation of Offering Costs............................14
         5.5      Allocation of Certain Expenditures .................15
         5.6      Reserves ...........................................15
         5.7      Tax Allocations ....................................15
         5.8      Distributions ......................................16
         5.9      Withholding ........................................16
Article VI DISSOLUTION AND LIQUIDATION........................................17
         6.1      Dissolution ........................................17
         6.2      Liquidation of Assets ..............................17
Article VII ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS......................18
         7.1      Accounting and Reports .............................18
         7.2      Determinations by the Board of Managers ............18
         7.3      Valuation of Assets ................................18



                                       A-2

Article VIII MISCELLANEOUS PROVISION..........................................19
         8.1      Amendment of Limited Liability Company Agreement ...19
         8.2      Special Power of Attorney ..........................19
         8.3      Notices ............................................20
         8.4      Agreement Binding Upon Successors and Assigns ......20
         8.5      Applicability of 1940 Act and Form N-2 .............20
         8.6      Choice of Law ......................................21
         8.7      Not for Benefit of Creditors .......................21
         8.8      Consents ...........................................21
         8.9      Merger and Consolidation ...........................21
         8.10     Pronouns ...........................................21
         8.11     Confidentiality ....................................21
         8.12     Certification of Non-Foreign Status ................22
         8.13     Severability .......................................22
         8.14     Filing of Returns ..................................22
         8.15     Tax Matters Partner ................................22
         8.16     Section 754 Election ...............................22
         8.17     Use of Name "Altis" ................................23

                  ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC
                       LIMITED LIABILITY COMPANY AGREEMENT


     THIS LIMITED LIABILITY COMPANY AGREEMENT of Altis Limited Alternative Strategy Fund, LLC (the "Fund") is dated as of July 1, 2002 by and among Gordon Dihle, Mark Feist and Jack Dillon as the Managers, Altis Advisors, Inc. as the Advisor and Organizational Member, and those persons hereinafter admitted as Members.

     WHEREAS, the Fund has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of Delaware on May 10, 2002;

     NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:


                                    ARTICLE I

                                   DEFINITIONS

     For purposes of this Agreement:


Administrator       The person who provides  administrative services to the Fund pursuant to an administrative services agreement.

Advisor Altis Advisors, Inc., a Colorado corporation, or any person who may hereafter serve as the investment Advisor to the Fund pursuant to an Investment Advisory Agreement.

Advisers Act The Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Affiliate           An affiliated  person of a person as such term is defined in the 1940 Act.

Agreement           This Limited  Liability Company  Agreement,  as amended from time to time.

Allocation Change   With respect to each Member for each Allocation  Period, the difference between:

                    (1) the  sum of (a) the  balance  of such  Member's  Capital
                    Account as of the close of the Allocation Period (after giving effect to all allocations to be made to such Member's Capital Account as of such date, plus (b) any debits to such Member's Capital Account during the Allocation Period to reflect any actual or deemed distributions or repurchases with respect to such Member's Interest, plus (c) any debits to such Member's Capital Account during the Allocation Period to reflect any items allocable to such Member's Capital Account pursuant to Section 5.5 hereof; and

                    (2) the sum of (a) the balance of such Member's Capital Account as of the commencement of the Allocation Period, plus (b) any credits to such Member's Capital Account during the Allocation Period to reflect any contributions made by such Member to the capital of the Fund.




                                       A-4

                    If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference shall be a Positive Allocation Change, and if the amount specified in clause (2) exceeds the amount specified in clause (1), such difference shall be a Negative Allocation Change.

Allocation Period   With respect to each Member, the period commencing as of the date of admission of such Member to the Fund, and thereafter each period commencing as of the day following the last day of the preceding Allocation Period with respect to such Member, and ending at the close of business on the first to occur of the following:

                    (1) the last day of a Fiscal Year;

                    (2) the day as of which the Fund repurchases the Interest (or any portion of the Interest) of such Member;

                    (3) the day as of which the Fund admits as a substituted Member a person to whom the Interest of such Member has been transferred (unless there is no change of beneficial ownership).

Board of Managers   The Board of Managers established pursuant to Section 2.6.

Capital Account     With respect to each Member, the capital account established and maintained on behalf of each Member  pursuant to Section
                    5.3.

Certificate         The  Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

Closing Date        The  first  date on or as of  which a person  other  than an
                    Organizational Member is admitted to the Fund as a Member.

Code The United States Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time, or any successor law.

Delaware Act        The Delaware Limited  Liability  Company Act as in effect on the date hereof and as amended from time to time, or any successor law.

Fiscal Period       The period  commencing on the Closing Date,  and  thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

                    (1) the last day of a Fiscal Year;

                    (2) the last day of a Taxable Year;

                    (3) the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1; or

                    (4) any day on which the Fund repurchases any Interest or portion of an Interest of any Member;

                    (5) any day (other than one specified in clause (2) above) as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Investment Percentages.

Fiscal Year         The  period  commencing  on the  Closing  Date and ending on
                    December 31, 2003, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless and until the Board of Managers shall elect another fiscal year for the Fund.

Form N-2 The Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

Fund                The  limited  liability  company  governed  hereby  as  such
                    limited   liability   company  may  from  time  to  time  be
                    constituted.

Distributor         Altis  Securities,  Inc.,  a  Colorado  corporation,  or any person who may hereafter serve as the distributor of Interests pursuant to a general distributor's agreement with the Fund.

Independent         Those Managers who are not "interested  persons" of the Fund
Managers            as such term is defined by the 1940 Act.

Initial Manager     Gordon  Dihle,  the person who directed the formation of the
                    Fund and served as the sole initial Manager.

Interest The entire ownership interest in the Fund at any particular time of a Member or other person to whom an Interest of a Member or portion thereof has been transferred pursuant to
                    Section 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

Investment Advisory A  separate  written  agreement  entered  into  by the  Fund
Agreement           pursuant  to which the Advisor provides  investment advisory services to the Fund.

Advisor Altis Advisors, Inc., a Colorado corporation, or any person who may hereinafter serve as the Advisor of the Fund.

Investment          A percentage established for each Member on the Fund's books
Percentage          as of the first day of each Fiscal  Period.  The  Investment
                    Percentage  of  a  Member  for  a  Fiscal  Period  shall  be determined  by dividing the balance of the Member's  Capital
                    Account as of the  commencement of such Fiscal Period by the sum of the Capital  Accounts of all of the Members as of the
                    commencement   of  such  Fiscal  Period.   The  sum  of  the
                    Investment Percentages of all Members for each Fiscal Period shall equal 100%.

Loss Recovery       A memorandum account to be recorded in the books and records
Account             of the Fund with respect to each Member, which shall have an initial balance of zero and which shall be adjusted as follows:

                    (1) As of the first day after the close of each Allocation Period for such Member, the balance of the Loss Recovery Account shall be increased by the amount, if any, of such Member's Negative Allocation Change for such Allocation Period and shall be reduced (but not below zero) by the amount, if any, of such Member's Positive Allocation Change for such Allocation Period.

                    (2) The balance of the Loss Recovery Account shall be reduced (but not below zero) as of the first day following each date as of which the Capital Account balance of any Member is reduced as a result of repurchase or Transfer with respect to such Member's Interest by an amount determined by multiplying (a) such positive balance by (b) a fraction, (i) the numerator of which is equal to the amount of the balance of such Member's Capital Account immediately before giving effect to such repurchase or Transfer.

                    No transferee of any Interest shall succeed to any Loss Recovery Account balance or portion thereof attributable to the transferor unless the Transfer by which such transferee received such Interest did not involve a change of beneficial ownership.

Manager An individual designated as a manager of the Fund pursuant to the provisions of Section 2.6 of the Agreement and who serves on the Board of Managers of the Fund.

Member Any person who shall have been admitted to the Fund as a member (including any Manager in such person's capacity as a member of the Fund but excluding any Manager in such person's capacity as a Manager of the Fund) until the Fund repurchases the entire Interest of such person pursuant to
                    Section 4.5 hereof or a substituted member or members are admitted with respect to any such person's entire Interest as a member pursuant to Section 4.4 hereof; such term includes the Advisor or an Affiliate of the Advisor to the extent the Advisor (or such Affiliate) makes a capital contribution to the Fund and shall have been admitted to the Fund as a member.

Negative Allocation The meaning given such term in the  definition of Allocation
Change              Change.

Net Assets          The total  value of all  assets of the Fund,  less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests.

Net Profit          The  amount  by  which  the Net  Assets  as of the  close of
or Net Loss         business on the last day of a Fiscal  Period  exceed (in the case of Net  Profit)  or are  less  than (in the case of Net
                    Loss)  the Net  Assets  as of the  commencement  of the same
                    Fiscal Period (or, with respect to the initial Fiscal Period of the Fund,  as of the  close of  business  on the  Closing
                    Date), such amount to be adjusted to exclude any items to be allocated  among the  Capital  Accounts  of the Members on a
                    basis  that  is  not  in  accordance   with  the  respective
                    Investment Percentages of all Members as of the commencement of such Fiscal Period pursuant to Sections 5.4 and 5.5 hereof.

1940 Act            The   Investment   Company   Act  of  1940  and  the  rules,
                    regulations and orders thereunder, as amended from time to time, or any successor law.

Organizational      The  Advisor  and  any   Affiliate   of  the  Advisor   that
Member              contributes initial capital to the fund prior to the Closing
                    Date.

Private             Private limited partnership investment entities in which the
Strategy LP's       Fund's assets are invested.

Strategy Managers   The  organizations  that  manage and  direct the  investment activities of Private Strategy LPs.

Positive            The meaning given such term in the  definition of Allocation
Allocation Change   Change.

Securities          Securities (including,  without limitation,  equities,  debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation or currency, or commodity, all types of derivative instruments and financial instruments and any contracts based on any index or group of securities, debt obligations or currencies, or commodities, and any options thereon.

Transfer The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.



                                       A-7
                                                                              49

Valuation Date      The  date as of  which  the  Fund  values  an  Interest  for purposes of determining the price at which the Interest is to be purchased by the Fund pursuant to an offer made by the Fund pursuant to Section 4.5 hereof.

                                   ARTICLE II

                       ORGANIZATION; ADMISSION OF MEMBERS

2.1  Formation of Limited Liability Company

     The Fund has been formed as a limited liability company at the direction of the Initial Manager who authorized the filing of the Certificate, which actions are hereby ratified by the execution of this Agreement. The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

2.2  Name

     The name of the Fund shall be "Altis Limited Alternative Strategy Fund, LLC" or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.

2.3  Principal and Registered Office


     The Fund shall have its principal office at 6041 South Syracuse Way, Suite 307, Greenwood Village, Colorado 80111, or at such other place designated from time to time by the Board of Managers.


     The Fund shall have its registered office in Delaware at 1209 Orange Street, Wilmington, Delaware 19801 and shall have The Corporation Trust Company as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers.

2.4  Duration

     The term of the Fund commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

2.5  Business of the Fund

(a) The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise. The Fund may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business.

(b) The Fund shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board of Managers and in accordance with the 1940 Act.

2.6  Board of Managers

(a) Prior to the Closing Date, the Initial Manager may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as Managers on the Board of Managers, subject to the election of such persons prior to the Closing Date by the Organizational Member. By signing this Agreement or signing an investor application or certification in connection with the purchase of an Interest, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the Managers so designated. After the Closing Date, the Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section
3.3 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager. The names and mailing addresses of the Managers shall be set forth in the books and records of the Fund. The number of Managers shall be fixed from time to time by the Board of Managers.

(b) Each Manager shall serve on the Board of Managers for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof. In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

(c) In the event that no Manager remains to continue the business of the Fund, the Advisor shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to
Section 6.2 hereof.

2.7  Members

     The Fund may offer Interests for purchase by investors in such manner and at such times as may be determined by the Board of Managers. All subscriptions for Interests are subject to the receipt by the Fund or its custodian of cleared funds on or before the acceptance date for such subscriptions in the full amount of the subscription. Subject to the foregoing, a person may be admitted to the Fund as a Member subject to the condition that such person shall execute an appropriate signature page of this Agreement or an investor application or certification form pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement. The Board of Managers may in its sole discretion reject any subscription for an Interest. The Board of Managers may, in its sole discretion, suspend the offering of the Interests at any time. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member.

2.8 Organizational Member

     The initial contribution of capital to the Fund by the Organizational Member shall be represented by an Interest, which Interest shall have the same rights as other Interests held by Members.

2.9  Both Managers and Members

     A Member may at the same time be a Manager and a Member in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

2.10 Limited Liability

     Except as provided under applicable law, a Member shall not be liable for the Fund's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Except as provided under applicable law, a Manager shall not be liable for the Fund's debts, obligations and liabilities.

                                   ARTICLE III

                                   MANAGEMENT

3.1  Management and Control

(a) Management and control of the business of the Fund shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of Managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager's authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company, as such term is defined by the 1940 Act. During any period in which the Fund shall have no Managers, the Advisor shall continue to serve as the Advisor to the Fund and shall have the authority to manage the business and affairs of the Fund.

(b) Members shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

(c) The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law, and may appoint persons to serve as officers of the Fund, with such titles and authority as may be determined by the Board of Managers consistent with applicable law.

3.2  Actions by the Board of Managers

(a) Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

(b) The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings of the Board of Managers. Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone except where in-person attendance at a meeting is required by the 1940 Act. A majority of the Managers shall constitute a quorum at any meeting.

3.3  Meetings of Members

(a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and
(ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

(b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage as of the record date for such meeting. The Board of Managers shall establish a record date not less than 10 days nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

3.4  Custody of Assets of the Fund

     The physical possession of all funds, Securities or other properties of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act and the rules thereunder.

3.5  Other Activities of Members and Managers

(a) The Managers shall not be required to devote all of their time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

(b) Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

3.6  Duty of Care

(a) Neither a Manager nor the Advisor shall be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of their services pursuant to any agreement, including this Agreement, between a Manager or the Advisor and the Fund for the provision of services to the Fund unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of a Manager or the Advisor, as applicable, constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the performance of their services to the Fund.

(b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any Member or third parties only as provided under the Delaware Act.





                                      A-11
                                                                              53

3.7  Indemnification

(a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

(b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

(c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or
(ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Fund or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

(d) Any indemnification or advancement of expenses made pursuant to this Section
3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and (ii) in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this
Section  3.7 has not met the  applicable  standard  of conduct set forth in this
Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this
Section 3.7, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which such indemnitee may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager or other person.

3.8  Fees, Expenses and Reimbursement

(a) The Advisor shall be entitled to receive such fees for services provided to the Fund as may be agreed to by the Advisor and the Fund pursuant to the Investment Advisory Agreement or other applicable agreement relating to such services.

(b) The Board of Managers may cause the Fund to compensate each Manager who is not an officer or employee of the Advisor (or of any Affiliate of the Advisor) for his or her services as such, and such Manager shall be reimbursed by the Fund for reasonable travel and out-of-pocket expenses incurred by him in performing his duties under this Agreement.

(c) The Fund shall bear all costs and expenses incurred in its business and operations, other than those specifically required to be borne by the Advisor pursuant to the Investment Advisory Agreement. Costs and expenses to be borne by the Fund include, but are not limited to, the following:

     (1) all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Private Strategy LPs;

     (2) all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with applicable Federal and state laws;

     (3) all costs and expenses associated with the organization and operation of separate investment funds managed by Strategy Managers in which the Fund invests;

     (4) the costs and expenses of holding meetings of the Board and any meetings of Members, including costs associated with the preparation and dissemination of proxy materials;

     (5) the fees and disbursements of Fund counsel, legal counsel to the Independent Managers, independent accountants for the Fund and other consultants and professionals engaged on behalf of the Fund;

     (6) the Management Fee payable to the Advisor pursuant to the Investment Advisory Agreement;

     (7) the Administration Fee payable to the Advisor pursuant to the Investment Advisory Agreement;

     (8)  the  fees  payable  to   custodians   and  other   persons   providing
     administrative services to the Fund;

     (9) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board;



                                      A-13
                                                                              55

     (10) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members; and

     (11) such other types of expenses as may be approved from time to time by the Board of Managers.

     The Advisor shall be entitled to reimbursement from the Fund for any of the above costs and expenses that it pays on behalf of the Fund.

     (d) Subject to procuring any required regulatory approvals, from time to time the Fund may, alone or in conjunction with other registered or unregistered investment funds or other accounts for which the Advisor, or any Affiliate of the Advisor, acts as general partner or investment advisor, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

                                   ARTICLE IV

                 TERMINATION OF STATUS OF ADVISOR AND MANAGERS,
                            TRANSFERS AND REPURCHASES

4.1  Termination of Status of the Advisor

     The status of the Advisor shall terminate if the Investment Advisory Agreement with the Advisor terminates and the Fund does not enter into a new Investment Advisory Agreement with the Advisor, effective as of the date of such termination.

4.2  Termination of Status of a Manager

     The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

4.3  Removal of the Managers

     Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

4.4  Transfer of Interests of Members

(a) An Interest of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or incompetency of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion); provided, however, that the Board of Managers may not consent to any Transfer other than a Transfer (i) in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain Transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), (iii) as a distribution from a qualified retirement plan or an individual retirement account, or (iv) a Transfer to which the Board of Managers may consent pursuant to the following sentence. The Board of Managers may consent to other pledges, transfers, or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer, or assignment, the Board of Managers shall consult with counsel to the Fund to ensure that such pledge, transfer, or assignment will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board of Managers which may be withheld in its sole discretion. Any pledge, transfer, or assignment not made in accordance with this
Section 4.4 shall be void.

(b) The Board of Managers may not consent to a Transfer of an Interest or a portion thereof of a Member unless: (i) the person to whom the Interest is Transferred (or each of the person's beneficial owners if such a person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Board of Managers believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or any successor rule thereto; and (ii) the entire Interest of the Member is Transferred to a single transferee or, after the Transfer of a portion of an Interest, the balance of the Capital Account of each of the transferee and transferor is not less than $25,000. Any transferee that acquires an Interest by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers an Interest with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that the transferee to whom such Interest is transferred is admitted to the Fund as a Member. Each Member effecting a Transfer and his transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer.

(c) Each Member shall indemnify and hold harmless the Fund, the Managers, the Advisor, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

4.5  Repurchase of Interests

(a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase that Interest or portion thereof. The Board of Managers from time to time, in its sole discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. However, the Fund shall not offer to repurchase Interests on more than two occasions during any one Fiscal Year unless it has received an opinion of counsel to the effect that such more frequent offers would not cause any adverse tax consequences to the Fund or the Members. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board of Managers shall consider the recommendation of the Advisor, and shall also consider the following factors, among others:

     (1) whether any Members have requested to tender Interests or portions thereof to the Fund;

     (2)  the liquidity of the Fund's assets;

     (3)  the investment plans and working capital requirements of the Fund;

     (4)  the relative economies of scale with respect to the size of the Fund;

     (5)  the history of the Fund in repurchasing Interests or portions thereof;

     (6)  the economic condition of the securities markets; and

     (7) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

     The Board of Managers shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms determined by the Board of Managers to be fair to the Fund and to all Members (including persons holding Interests acquired from Members), as applicable.

(b) A Member who tenders for repurchase only a portion of the Member's Interest will be required to maintain a capital account balance equal to $25,000. If a Member tenders an amount that would cause the Member's capital account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be purchased from the Member so that the required minimum balance is maintained.

(c) The Advisor may tender any Interest or a portion thereof that it holds as a Member under Section 4.5(a) hereof.


                                      A-15
                                                                              57

(d) The Board of Managers may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that the Board of Managers determines or has reason to believe that:

     (1) such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or incompetency of a Member;

     (2) ownership of such an Interest by a Member or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

     (3) continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, the Managers or the Advisor, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

     (4) such Member's continued participation in the Fund may cause the Fund to be classified as a "publicly traded partnership" within the meaning of Section 7704 of the Code and the Treasury Regulations thereunder;

     (5) any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or


(e) Repurchases of Interests or portions thereof by the Fund shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Fund to repurchase Interests, promptly after the expiration date of such repurchase offer in accordance with the terms of such offer. Payment of the purchase price for an Interest (or portion thereof) shall consist of: (i) cash or a promissory note, which need not bear interest, in an amount equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of the Interest (or portion thereof) repurchased by the Fund determined as of the date of such repurchase (the "Initial Payment"); and, if determined to be appropriate by the Board of Managers or if the Initial Payment is less than 100% of the estimated unaudited net asset value, (ii) a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Interest (or portion thereof) repurchased by the Fund as of the date of such repurchase, determined based on the audited financial statements of the Fund for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment. Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay any portion of the repurchase price in marketable Securities (or any combination of marketable Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. Any promissory note given to satisfy the Initial Payment shall be due and payable not more than 45 days after the date of repurchase or, if the Fund has requested withdrawal of its capital from any Private Strategy LPs in order to fund the repurchase of Interests, 10 business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from such Private Strategy LPs.

(f) Subject to the approval of the Board of Managers and compliance with the 1940 Act, the Fund may impose a repurchase fee in connection with repurchases of Interests, including a fee applicable to repurchases of Interests (or portions thereof) effected prior to expiration of a specified period subsequent to a Member's admission to the Fund.

(g) A Member may at any time submit to the Fund a written request that the Fund repurchase the entire Interest of such Member, as contemplated by Section 6.1(c) hereof. Any such request shall be sent to the Fund by registered or certified mail, return receipt requested, and shall be deemed valid only if the Member has received a letter from the Fund acknowledging its receipt of the request. The Fund shall send such letter to the Member promptly upon its receipt of the Member's request.






                                      A-16

                                    ARTICLE V

                                     CAPITAL

5.1  Contributions to Capital

(a) The minimum initial contribution of each Member to the capital of the Fund shall be such amount as the Board of Managers, in its discretion, may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Managers shall not be entitled to make contributions of capital to the Fund as Managers of the Fund, but may make contributions to the capital of the Fund as Members. The Advisor may make contributions to the capital of the Fund as a Member.

(b) Members may make additional contributions to the capital of the Fund effective as of such times as the Board of Managers, in its discretion, may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent provided in Section 5.6 hereof. The minimum initial capital contribution of a Member to the capital of the Fund shall be such amount as the Board of Managers, in its sole discretion, may determine from time to time.

(c) Initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash in readily available funds at the date of the contribution.

5.2  Rights of Members to Capital

     No Member shall be entitled to interest on any contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Interest pursuant to Section 4.5 hereof, (ii) pursuant to the provisions of Section 5.6 (c) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

5.3  Capital Accounts

(a) The Fund shall maintain a separate Capital Account for each Member.

(b) Each Member's Capital Account shall have an initial balance equal to the amount of cash constituting such Member's initial contribution to the capital of the Fund.

(c) Each Member's Capital Account shall be increased by the sum of (i) the amount of cash constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 through 5.6 hereof.

(d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.5, 5.9 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under Section 752 of the
Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 through 5.7 hereof.

5.4  Allocation of Net Profit and Net Loss; Allocation of Offering Costs

     As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period, and offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages for such Fiscal Period.




                                      A-17

5.5  Allocation of Certain Expenditures

     Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, to the extent determined by the Board of Managers to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

5.6  Reserves


(a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Advisor or the Board of Managers, such reserves to be in the amounts that the Board of Managers, in its sole discretion, deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as the Board of Managers, in its sole discretion, deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be. Charges against Members Capital Accounts shall not create an assessment against the Member.


(b) If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the net asset value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

(c) If any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

5.7  Tax Allocations

     For each fiscal year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior fiscal years (or relevant portions thereof). Allocations under this Section 5.7 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e)
promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulations 1.704-1(b)(2)(ii)(d).




                                      A-18

     If the Fund realizes capital gains (including short-term capital gains) for Federal income tax purposes ("gains") for any fiscal year during or as of the end of which the Interests of one or more Positive Basis Members (as hereinafter defined) are repurchased by the Fund pursuant to Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such gains as follows: (i) to allocate such gains among such Positive Basis Members, pro rata in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and
(ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4.

     If the Fund realizes capital losses (including long-term capital losses) for Federal income tax purposes ("losses") for any fiscal year during or as of the end of which the Interests of one or more Negative Basis Members (as hereinafter defined) are repurchased by the Fund pursuant to Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such losses as follows: (i) to allocate such losses among such Negative Basis Members, pro rata in proportion to the respective Negative Basis (as hereinafter defined) of each such Negative Basis Member, until either the full amount of such losses shall have been so allocated or the Negative Basis of each such Negative Basis Member shall have been eliminated and (ii) to allocate any losses not so allocated to Negative Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4.

     As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which his Interest as of such time exceeds his "adjusted tax basis," for Federal income tax purposes, in his Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Fund under Section 752 of the
Code), and (ii) the term "Positive Basis Member" shall mean any Member whose Interest is repurchased by the Fund and who has Positive Basis as of the effective date of the repurchase, but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the second paragraph of this Section 5.7 equal to his Positive Basis as of the effective date of such repurchase.

     As used herein, (i) the term "Negative Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which his Interest as of such time is less than his "adjusted tax basis," for Federal income tax purposes, in his Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Fund under Section 752 of the
Code), and (ii) the term "Negative Basis Member" shall mean any Member whose Interest is repurchased by the Fund and who has Negative Basis as of the effective date of such repurchase, but such Member shall cease to be a Negative Basis Member at such time as it shall have received allocations pursuant to clause (i) of the third paragraph of this Section 5.7 equal to his Negative Basis as of the effective date of such repurchase.

5.8  Distributions

     The Board of Managers, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members' Investment Percentages.

5.9  Withholding

(a) The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

(b) For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Board of Managers, the amount of such excess.



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

(c) The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

                                   ARTICLE VI

                           DISSOLUTION AND LIQUIDATION

6.1  Dissolution

     The Fund shall be dissolved:

(a) upon the affirmative vote to dissolve the Fund by both: (i) the Board of Managers and (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

(b) upon the failure of Members to elect a successor Manager at a meeting called by the Advisor in accordance with Section 2.6(c) hereof when no Manager remains to continue the business of the Fund;

(c) upon the expiration of any two year period that commences on the date on which any Member has submitted, in accordance with the procedure specified in
Section 4.5(g) hereof, a written notice to the Fund requesting the repurchase of his entire Interest by the Fund, if such Interest has not been repurchased by the Fund; or

(d) as required by operation of law.

     Dissolution of the Fund shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Fund as provided above, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

6.2  Liquidation of Assets

(a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board of Managers shall promptly appoint the Administrator as the liquidator and the Administrator shall liquidate the business and administrative affairs of the Fund, except that if the Board of Managers does not appoint the Administrator as the liquidator or the Administrator is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board of Managers or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:

     (1) the debts of the Fund, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

     (2) such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a pro rata basis;

     (3) the Members shall next be paid on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).


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

(b) Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Fund, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

                                   ARTICLE VII

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

7.1  Accounting and Reports

(a) The Fund shall adopt for tax accounting purposes any accounting method that the Board of Managers shall decide in its sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

(b) After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete federal, state and local income tax or information returns and any other tax information required by federal, state or local law.

(c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

7.2  Determinations by the Board of Managers

(a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

(b) The Board of Managers may make such adjustments to the computation of Net Profit or Net Loss, the Allocation Change with respect to any Member, or any components comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

7.3  Valuation of Assets

(a) Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Fund as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b) The Fund will value interests in Private Strategy LPs at their "fair value," as determined in good faith by the Board of Managers, which value ordinarily will be the value of an interest in a Private Strategy LP determined by the Strategy Manager of the Private Strategy LP in accordance with the policies established by the Private Strategy LP, absent information indicating that such value does not represent the fair value of the interest.



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

(c) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

8.1  Amendment of Limited Liability Company Agreement

(a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

(b) Any amendment that would:

     (1) increase the obligation of a Member to make any contribution to the capital of the Fund;

     (2) reduce the Capital  Account of a Member other than in  accordance  with
Article V; or

     (3) modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender his entire Interest for repurchase by the Fund.

(c) The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this
Section 8.1 shall specifically include the power to:

     (1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

     (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(a) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

     (3) amend this Agreement to make such changes as may be necessary or advisable to ensure that the Fund will not be treated as an association or a publicly traded partnership taxable as a corporation as defined in Section 7704(b) of the Code.

(d) The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

8.2  Special Power of Attorney

(a) Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Fund's assets appointed pursuant to
Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

     (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);



                                      A-22

     (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Fund; and

     (3) all such other instruments, documents and certificates that, in the opinion of legal counsel to the Fund, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

(b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

(c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:

     (1)  shall  be   irrevocable   and   continue  in  full  force  and  effect
notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund or Board of Managers shall have had notice thereof; and

     (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

8.3  Notices

     Except as otherwise set forth in this Agreement, notices that may be or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Fund, the Board of Managers or the Advisor, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Fund. Notices shall be deemed to have been provided when delivered by hand on the date indicated as the date of receipt on a return receipt, or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

8.4  Agreement Binding Upon Successors and Assigns

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

8.5  Applicability of 1940 Act and Form N-2

     The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.



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

8.6  Choice of Law

     Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

8.7  Not for Benefit of Creditors

     The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

8.8  Consents

     Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

8.9  Merger and Consolidation

(a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

(b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with
Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability Fund in the merger or consolidation, or (iii) provide that the limited liability Fund agreement of any other constituent limited liability Fund to the merger or consolidation (including a limited liability Fund formed for the purpose of consummating the merger or consolidation) shall be the limited liability Fund agreement of the surviving or resulting limited liability Fund.

8.10 Pronouns

     All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

8.11 Confidentiality

(a) A Member may obtain from the Fund such information regarding the affairs of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

(b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

(c) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Fund determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates,


                                      A-24
including any of such affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

8.12 Certification of Non-Foreign Status

     Each Member or transferee of an Interest from a Member shall certify, upon admission to the Fund and at such other times thereafter as the Board of Managers may request, whether such Member is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 60 days of any change in such Member's status.

8.13 Severability

     If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

8.14 Filing of Returns

     The Board of Managers or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Fund.

8.15 Tax Matters Partner

(a) A Manager who is a Member shall be designated on the Fund's annual Federal income tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Fund for purposes of Section 6231(a)(7) of the Code. In the event that no Manager is a Member, a Member shall be so designated. Should any Member be designated as the Tax Matters Partner for the Fund pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board of Managers all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices, and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Fund under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Fund from any and all liabilities and obligations that arise from or by reason of such designation.

(b) Each person (for purposes of this Section 8.15, called a "Pass-Thru Member") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Fund holding such interests through such Pass-Thru Member. In the event the Fund shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Fund.

8.16 Section 754 Election

     In the event of a distribution of Fund property to a Member or an assignment or other transfer (including by reason of death) of all or part of the interest of a Member in the Fund, at the request of a Member, the Board of Managers, in its discretion, may cause the Fund to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Fund property as provided by Sections 734 and 743 of the Code.



                                      A-25
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

8.17 Use of Name "Altis"

     Altis Advisors, Inc hereby grants to the Fund a royalty-free, non-exclusive license to use the name "Altis" in the name of the Fund for the duration of this Agreement and any extensions or renewals thereof. The ability to use the "Altis" is not warranted by Altis Advisors, Inc. since Altis Advisors, Inc. hold no trademark for the name Altis. Each license may, upon termination of this Agreement, be terminated by Altis Advisors, Inc, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Altis" as the case may be, in the name of the Fund or otherwise. The name "Altis" may be used or licensed by Altis Advisors, Inc., in connection with any of its activities, or licensed by Altis Advisors, Inc. to any other party.

     EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE CONFIDENTIALITY CLAUSE SET FORTH IN
SECTION 8.11.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


MANAGERS:

/s/ Gordon Dihle
--------------------------------------
Gordon Dihle

/s/  Jack Dillon
--------------------------------------
Jack Dillon

/s/ Mark Feist
--------------------------------------
Mark Feist


ORGANIZATIONAL MEMBER:


Altis Advisors, Inc.


 By:____________________________________
    Gordon Dihle, President



MEMBERS:

Each person who shall sign an investor application or certification and who shall be accepted by the Board of Managers to the Fund as a Member.

ADVISOR:

ALTIS ADVISORS, INC.


By:_______________________________________
Name:_____________________________________
Title:____________________________________




                                      A-26
                                                                              68

                                   APPENDIX B

                             INVESTOR CERTIFICATION

          I hereby certify that I am not a charitable remainder trust.

          I hereby certify that I am one of the following:

     1. A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the
     Exchange Act; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act to 1958; a plan established and maintained by a state or its political subdivisions, and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plans has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of that act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

     2. A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

     3. An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Interests, with total assets in excess of $5,000,000;

     4. A director or executive officer of the Fund or the Advisor;

     5. A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Interests exceed $1,000,000;

     6. A natural person who has an individual income in excess of $200,000 in each of the two (2) most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     7. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Interests, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

     8. An entity in which all of the equity owners are accredited investors (as defined above).

     I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

     I am aware of the Fund's limited provisions for transferability and withdrawal and have carefully read and understand the "Redemptions, Repurchases of Interests and Transfers" provisions in the prospectus.

     I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days


                                       B-1
of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I further certify that I am NOT subject to backup withholding because either (1) I am exempt from backup withholding, (2) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends,** or (3) the IRS has notified me that I am no longer subject to backup withholding. I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

     If I am the fiduciary executing this Investor Certificate on behalf of a Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan's investment in the Fund and have determined that, in review of such considerations, the investment is consistent with the Fiduciary's responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"): (i) the fiduciary investment standards under ERISA in the context of the Plan's particular circumstances; (ii) the permissibility of an investment in the Fund under the documents governing the Plan and the Fiduciary; and (iii) the risks associated with an investment in the Fund and the fact that I will be unable to redeem the investment. However, the Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

     I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify Altis Advisors, Inc. and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

     By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund's Limited Liability Company Agreement (the "Agreement"), including its Power of Attorney provisions, a form of which is set forth in Appendix B to the prospectus. I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

* As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

** The Investor must cross out item (2) if it has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on his tax return.



------------------------------------       -------------------------------------
Signature                                  Date


















                                       B-2

                      NOTICE OF PRIVACY POLICY & PRACTICES

     Your privacy is important to us. We are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect the confidentiality of that information.

     We collect the following nonpublic personal information about you:

     |X| Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
     |X| Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

     We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

     In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.
















                                       B-3
                                                                              71

                            INFORMATION AND SERVICES

For More Information About Altis Limited Alternative Strategy Fund, LLC:

     The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION

     This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS

     Additional information about the Fund's investments and performance will be available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information:
----------------------------

     You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:


--------------------------------------------------------------------------------
By Telephone:            Call Altis Funds Services toll-free: [             ]
--------------------------------------------------------------------------------
By Mail:                 Write to:
                            Altis Funds Services
                            6041 South Syracuse Way, Suite 307
                            Greenwood Village, Colorado 80111
--------------------------------------------------------------------------------
On the Internet:         You can send us a request by e-mail or read or download
                         documents on the Altis Advisors website:
                         www.altisadvisors.com
--------------------------------------------------------------------------------


     Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at WWW.SEC.GOV. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by: Altis Securities, Inc.
The Fund's SEC File No.  is [          ].

-------------------------------------
1 The minimum initial investment in the Fund by an investor is $25,000 (including the applicable sales load). Subsequent investments may be made in any dollar denomination (including the applicable sales load). Investments between $25,000 and $100,000 are subject to a sales load of 5.5%, investments between $100,001 and $250,000 are subject to a sales load of 3.5%, investments between $250,001 and $500,000 are subject to a sales load of 2.5%, investments between $500,001 and $1,000,000 are subject to a sales load of 2.0%, and investments of $1,000,001 or more are subject to a sales load of 1.5%, in each case computed as a percentage of the public offering price. No sales load will be charged to certain types of investors. See "Distribution Arrangements."

SAI
                                   SUBJECT TO COMPLETION, DATED MAY [    ],2003


                  Altis Limited Alternative Strategy Fund, LLC


                                  May [ ], 2003




                       STATEMENT OF ADDITIONAL INFORMATION


                             6041 South Syracuse Way
                                    Suite 307
                        Greenwood Village, Colorado 80111
                               toll-free (866) [ ]


     This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Altis Limited Alternative Strategy Fund, LLC (the "Fund"), dated [ ]. A copy of the prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.

     The information in this SAI is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission (the "SEC") is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                TABLE OF CONTENTS

                                                                            PAGE

INVESTMENT POLICIES AND PRACTICES..............................................1
REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF INTERESTS..................7
BOARD OF MANAGERS..............................................................9
INVESTMENT ADVISORY SERVICES..................................................10
CONFLICTS OF INTEREST.........................................................12
TAX ASPECTS...................................................................14
ERISA CONSIDERATIONS..........................................................22
BROKERAGE.....................................................................23
VALUATION OF ASSETS...........................................................24
ACCOUNTANTS AND LEGAL COUNSEL.................................................25
CUSTODIAN.....................................................................25
CONTROL PERSONS...............................................................25
SUMMARY OF LLC AGREEMENT......................................................26
FUND ADVERTISING AND SALES MATERIAL...........................................27
LETTER OF INTENT..............................................................28
RIGHT OF ACCUMULATION.........................................................28
FINANCIAL STATEMENTS..........................................................29
APPENDIX A - SALES LOAD WAIVERS..............................................A-1

                        INVESTMENT POLICIES AND PRACTICES

     The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

FUNDAMENTAL POLICIES

     The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund ("Interests"), are listed below. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. As defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of security holders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:


     o Issue senior securities, except to the extent permitted by Section 18 of the Investment Company Act (which regulation currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets, or if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets) or as otherwise permitted by the Securities Exchange Commission (the "SEC"). This policy prevents the Fund from issuing any class of securities senior to the Interests except indebtedness with an asset coverage of 300% or if the class of senior security is stock, asset coverage of 200%.


     o Borrow money, except to the extent permitted by Section 18 of the Investment Company Act or as otherwise permitted by the SEC.

     o Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

     o Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements or as otherwise permitted under the Investment Company Act.

     o Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts.

     o Invest in commodities or commodity contracts, except that the Fund may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indexes, and options on indexes.

     o Invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry or group of related industries; provided, however, that the Fund will invest 25% or more of the value of its total assets in Private Strategy LPs that pursue limited market bias investment strategies (except temporarily during any period of adverse market conditions affecting Private Strategy LPs that pursue such strategies), but will not invest 25% or more of the value of its total assets in Private Strategy LPs that, in the aggregate, have investment programs that focus on investing in any single industry or group of related industries.

     With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund's investment policies and restrictions do not apply to the activities and transactions of investment funds in which assets of the Fund are invested, but will apply to investments made by the Fund.

     The Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company Act) of the Fund's outstanding voting securities. The Fund's investment polices and restrictions do not apply to non-affiliated Private Strategy LPs.

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

     As discussed in the prospectus, the Fund will invest primarily in private investment funds ("Private Strategy LPs") that are managed by alternative asset managers ("Strategy Managers") that employ limited market bias investment strategies. Additional information regarding the types of securities and financial instruments in which Strategy Managers may invest the assets of Private Strategy LPs and certain of the investment techniques that may be used by Strategy Managers, is set forth below.

EQUITY SECURITIES

     The investment portfolios of Private Strategy LPs will include long and short positions in common stocks and/or mutual funds, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

     Strategy Managers may generally invest the assets of Private Strategy LPs in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

FIXED-INCOME SECURITIES

     Private Strategy LPs may invest in fixed-income securities. Private Strategy LPs will be invested in these securities when their yield and potential for capital appreciation are considered sufficiently attractive. Private Strategy LPs also may be invested in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal. . The Fund itself will not invest directly in non-USA investments but there is no limit imposed by the Fund on investment by the Private Strategy LPs in non-USA investments.


     Private Strategy LPs may invest in both investment grade and non-investment grade debt securities (commonly referred to as "junk bonds"). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Strategy Manager to be of comparable quality.

     A Private Strategy LP's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

NON-U.S.  SECURITIES

     Private Strategy LPs may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Private Strategy LPs may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the prospectus under "Risk Factors--Non-U.S. Investments."

     As a general matter, Private Strategy LPs are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Private Strategy LP may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Private Strategy LP's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Private Strategy LP for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Private Strategy LP anticipates purchasing or selling a non-U.S. security. This technique would allow the Private Strategy LP to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Private Strategy LP's existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Private Strategy LP's non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund's or a Private Strategy LP's investment objective, such as when a Strategy Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's or Private Strategy LP's investment portfolio.

     ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored Depository Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

MONEY MARKET INSTRUMENTS

     The Fund, Private Strategy LPs may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Fund's Advisor or Strategy Managers deem appropriate under the circumstances. The Fund or Private Strategy LPs also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS

     Repurchase agreements are agreements under which the Fund, a Private Strategy LP purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund, Private Strategy LP would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund, Private Strategy LP might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Private Strategy LP. Reverse repurchase agreements are a form of leverage which also may increase the volatility of a Private Strategy LP's investment portfolio.

PARTICULAR INVESTMENT TECHNIQUES

     Private Strategy LPs may use a variety of particular investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Private Strategy LPs may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the particular investment techniques that Private Strategy LPs may use are speculative as well as subjective and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Private Strategy LP may suffer losses as a result of its hedging activities.

     DERIVATIVES. Private Strategy LPs may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Private Strategy LPs to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Private Strategy LP's performance.

     If a Private Strategy LP invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Private Strategy LP's return or result in a loss. A Private Strategy LP also could experience losses if its derivatives were poorly correlated with its other investments, or if the Private Strategy LP were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     OPTIONS AND FUTURES. Options and futures contracts may be utilized by Private Strategy LPs. A Private Strategy LPs also may invest in so-called "synthetic" options (notional principal contracts with characteristics of an OTC option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Private Strategy LP bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, there may be difficulty closing out a Private Strategy LP position. Over-the-counter options and synthetic transactions purchased and sold by Private Strategy LPs may include options on baskets of specific securities. The Fund has no present intention to invest in Private Strategy LPs utilizing synthetic options.

     Private Strategy LPs may utilize purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Private Strategy LP owns the underlying security. The sale of such an option exposes a Private Strategy LP during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Private Strategy LP's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Private Strategy LPs need not be covered.

     A Private  Strategy  LP may close out a position  when  writing  options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Private Strategy LP will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Private Strategy LP would ordinarily effect a similar "closing sale transaction," which involves liquidating the position by selling the option previously purchased, although the Private Strategy LP could exercise the option should it deem it advantageous to do so.

     Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

     The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") by Private Strategy LPs could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool. In this regard, the Fund's pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by Private Strategy LPs and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, may not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The Fund intends to monitor use of futures and related options by Private Strategy LPs to help assure compliance with this limitation. If applicable CFTC rules change, such percentage limitations may change or different conditions may be applied to the Fund's use of certain derivatives.

     Private Strategy LPs may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

     Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Private Strategy LP to substantial losses.

     Successful use of futures also is subject to a Strategy Manager's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

     Some or all of the Private Strategy LPs s may purchase and sell stock index futures contracts. A stock index future obligates a Private Strategy LP to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

     Some or all of the Private Strategy LPs s may purchase and sell interest rate futures contracts. An interest rate future obligates represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Some or all of the Private Strategy LPs may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

     OPTIONS ON SECURITIES INDEXES. Some or all of the Private Strategy LPs s may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, the successful use of options on stock indexes will be subject to the Strategy Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

     WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

     SWAP AGREEMENTS. Private Strategy LPs s may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by a Private Strategy LP would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Private Strategy LP's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Private Strategy LP's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

     To achieve investment returns equivalent to those achieved by Private Strategy LPs in which the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund does not currently intend to use swaps or other derivatives in this manner.

     Since neither the Fund nor the Advisor control the Strategy Managers of the Private Strategy LPs, it is possible that the Strategy Managers may use techniques not disclosed in the prospectus or in this SAI.

     The Fund and the Advisor will rely upon the knowledge, experience and market savvy of each individual Strategy Manager in their particular trading strategy niche with respect to determining the creditworthiness of counterparties.

     In addition to being free to take on various risks, the Private Strategy LPs may generally take more risks than a regulated investment company in light of the absence of regulations of the type to which registered investment companies are subject.

LENDING PORTFOLIO SECURITIES

     A Private Strategy LP may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Private Strategy LP continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Private

Strategy LP an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. A Private Strategy LP generally will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Private Strategy LP might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Private Strategy LP.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

     To reduce the risk of changes in securities prices and interest rates, a Private Strategy LP may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Private Strategy LP enters into the commitment, but the Private Strategy LP does not make payment until it receives delivery from the counterparty. After a Private Strategy LP commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

     Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Private Strategy LP to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Private Strategy LP is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Private Strategy LP. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Private Strategy LP on a forward basis will not honor its purchase obligation. In such cases, the Private Strategy LP may incur a loss.

          REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF INTERESTS

REPURCHASE OFFERS

     As discussed in the prospectus, offers to repurchase Interests will be made by the Fund at such times and on such terms as may be determined by the Board of Managers of the Fund (the "Board"), in its sole discretion in accordance with the provisions of applicable law. In determining whether the Fund should repurchase Interests or portions thereof from Members pursuant to written tenders, the Board will consider the recommendation of Altis Advisors, Inc. ("AAI"), the Fund's investment advisor. The Board also will consider various factors, including but not limited to those listed in the prospectus, in making its determinations.

     The Board will cause the Fund to make offers to repurchase Interests or portions thereof from Members pursuant to written tenders only on terms it determines to be fair to the Fund and to all Members or persons holding Interests acquired from Members. Conflicts between tax consequences to the Fund and its Members will be resolved to the benefit of the Fund. When the Board determines that the Fund will repurchase Interests or portions thereof, notice will be provided to each Member describing the terms thereof, and containing information Members should consider in deciding whether and how to participate in such repurchase opportunity. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their Interests from AAI during such period. If a repurchase offer is oversubscribed by Members, the Fund will repurchase only a pro rata portion of the Interests tendered by each Member.

     As discussed in the prospectus, the Fund will issue notes to tendering Members in connection with the repurchase of Interests. Upon its acceptance of tendered Interests for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or (iii) interests in Private Strategy LPs that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the notes issued by the Fund in connection with the repurchase offer.

     Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than the Advisor would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Advisor intends to take measures (subject to such policies as may be established by the Board of Managers) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

MANDATORY REDEMPTIONS

     As noted in the prospectus, the Fund has the right to redeem an Interest or portion of an Interest of a Member or any person acquiring an Interest or portion thereof from or through a Member under certain circumstances. Such mandatory redemptions may be made if:

     o an Interest or portion thereof has been transferred or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or of a Member;

     o ownership of an Interest by a Member or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

     o continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund or AAI, or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal consequences;

     o any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or o .

TRANSFERS OF INTERESTS

     No person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole and absolute discretion. Interests may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member or (ii) with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Without limiting the foregoing, the Board generally will not consent to transfer unless the transfer is (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account. The Board may permit other pledges, transfers or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer or assignment, the Board shall consult with counsel to the Fund to ensure that such pledge, transfer or assignment will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Member eligibility and suitability. In addition to the foregoing, no Member will be permitted to transfer an Interest or portion thereof unless after such transfer the balance of the capital account of the transferee, and of the Member transferring the Interest if the transfer involves less than his entire Interest, is at least equal to Fund's minimum investment requirement.

     Any transferee meeting the Fund's eligibility requirements that acquires an Interest or portion thereof in the Fund by operation of law as the result of the death, dissolution, bankruptcy or of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the Fund's Limited Liability Company Agreement (the "LLC Agreement"), but will not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member as provided in the LLC Agreement. If a Member transfers an Interest or portion thereof with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as a Member. Each Member and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer. If such transferee does not meet the Member eligibility requirements, the Fund reserves the right to redeem his Interest. Any transfer of an Interest in violation of the LLC Agreement will not be permitted and will be void.

     The LLC Agreement provides that each Member has agreed to indemnify and hold harmless the Fund, the Managers, AAI, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Member in violation of these provisions or any misrepresentation made by such Member in connection with any such transfer.

                                BOARD OF MANAGERS

     The Board of the Fund provides broad oversight over the operations and affairs of the Fund. It has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

     The Managers are not required to contribute to the capital of the Fund or to hold Interests in the Fund. A majority of the Managers are persons who are not "interested persons" (as defined in the Investment Company Act) of the Fund (collectively, the "Independent Managers"). The Independent Managers perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

     The identity of the Managers and officers of the Fund and brief biographical information regarding each Manager and officer during the past five years is set forth below. Each Manager who is deemed to be an "interested person" of the Fund, as defined in the Investment Company Act, is indicated by an asterisk.

     Gordon Dihle*, President, Principal Financial and Accounting Officer, and Manager (47). 10333 Behrens Mile Road, Byers, Colorado 80103. Chief Executive Officer and director (since May 2002, of AAI; Chairman and Chief Executive Officer and director (since March 2000) of ASI.

     Mr. Dihle earned a BS degree Summa Cum Laude, in Accounting and Business Administration from the University of Dickinson, Dickinson, North Dakota in 1976 and a Juris Doctorate with honors, from the University of North Dakota in 1980. Mr. Dihle is an attorney, licensed since 1980, as well as a Certified Public Accountant (since 1980). Mr. Dihle is also licensed by NASD Regulation Inc. as an NASD General Securities Representative (Series 7 & 63), General Securities Principal (NASD Series 24), Financial and Operations Principal (NASD Series 27), and the state of Colorado as a Life and Variable Annuities Agent.

     Mr. Dihle has been employed by EquiCap Reserve, Ltd. an affiliate of the Advisor since July 2002. Mr. Dihle operated a legal practice in representation of publicly traded entities from 1991 through June 2002 as Dihle & Co., P.C. Additionally, Mr. Dihle was CFO of American Wireless Network, Inc. from October 1997 to January 2002.

     Jack Dillon, Manager (65). 1720 Bellaire Street, Suite 108, Denver, Colorado 80222 President, Jack C. Dillon Agency, Inc. ( Insurance Agency) from 1989 to present; President, Simplex Marketing Group, Inc. (marketing non-prescription medications) from 1994 to present; General Partner, Dillon Limited Liability Limited Partnership (Real Estate Development) from 1999 to present. Mr. Dillon earned a BA degree in economics and agriculture from the University of South Dakota in 1961.

     Mark Feist, Manager (45). 14001 Highway 52 South, Sawyer, North Dakota 58781. Owner Sawyer Feedlot (agriculture and beef genetics export); President, Sawyer Beef International, Ltd. (agriculture and beef genetics development, marketing and import/export) from 1988 to December 2001; Advisory Board Ninth District Federal Reserve Bank, Minneapolis, Minnesota, 1993-1994. Board of Directors American Wagyu Association (National Cattle Registry Association) 1994-1997.

     Donna Flemming*, Secretary (54). 9677 Brook Hill Court, Lone Tree, Colorado 80124, Secretary, Vice President and director (since May 2002) of AAI;

     Ms. Flemming earned a BA Degree in English Literature from the University of Colorado, Boulder, Colorado in 1969 and a Paralegal degree with honors from Denver Paralegal Institute, Denver, Colorado, in 1996. Ms. Flemming is licensed by NASD Regulation Inc. as an NASD General Securities Representative (Series 7 &
63), General Securities Principal (NASD Series 24), Financial and Operations Principal (NASD Series 27), NASD Municipal Principal (Series 53); NASD Investment Advisor Law (Series 65); and NASD Equity Trader (Series 55).

     Ms. Flemming has been employed by EquiCap Reserve, Ltd. an affiliate of the Advisor since January 2002. From January, 1997 to December, 2001, Ms. Flemming was the Compliance Officer and Human Resources Associate with Portfolio Management Consultants, Inc. of Denver, Colorado. In that position Ms. Flemming was responsible for compliance with federal, state and self-regulatory laws and licensing requirements for an NSMIA registered investment advisor, broker/dealer and their agents (with limited international operations).

     Mr. Dihle, Mr. Feist and Mr. Dillon were elected to serve on the Board for terms beginning on July 1, 2002.

     The Managers serve on the Board for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death or incapacity. A Manager may resign upon 90 days' prior written notice to the other Managers, and may be removed either by vote of two-thirds of the Managers not subject to the removal vote or vote of the Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members. The Managers will render assistance to Members on the question of the removal of Managers in the manner required by Section 16(c) of the Investment Company Act. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager, so long as immediately after such appointment at least two-thirds of the Managers then serving would have been elected by the Members. The Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving. If no Manager remains to manage the business of the Fund, AAI may manage and control the Fund, but must convene a meeting of Members within 60 days for the purpose of either electing new Managers or dissolving the Fund.

COMPENSATION

--------------------------------------------------------------------------------
NAME AND POSITION      AGGREGATE COMPENSATION      TOTAL COMPENSATION FROM FUND
    WITH FUND              FROM  THE FUND                AND FUND COMPLEX
--------------------------------------------------------------------------------
Mark Feist, Manager           $10,000                       $10,000 (1)
Jack Dillon, Manager          $10,000                       $10,000 (1)
--------------------------------------------------------------------------------

(1) Estimated for the fiscal year ending December 31, 2003 assuming a full year of operation.

     The Managers who are not employees of AAI, including its affiliates, are each paid an annual retainer of $10,000. The other Managers receive no annual or other fees from the Fund. All Managers are reimbursed by the Fund for their reasonable travel and out-of-pocket expenses. The Managers do not receive any pension or retirement benefits from the Fund. The officers of the Fund do not receive any additional compensation from the Fund.

                          INVESTMENT ADVISORY SERVICES

THE INVESTMENT ADVISOR

     AAI serves as the Fund's investment advisor, subject to the ultimate supervision of and subject to any policies established by the Board. AAI is a wholly owned subsidiary of EquiCap Reserve, Ltd.

     Pursuant to the terms of an investment advisory agreement entered into between the Fund and AAI dated as of August 18, 2002 (the "Advisory Agreement"), AAI is responsible for developing, implementing and supervising the Fund's investment program and in connection therewith shall regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and purchases and sales of securities for the Fund and arranging for the purchase and sale of such securities.

     As compensation for services required to be provided by AAI under the Advisory Agreement, the Fund will pay AAI a monthly fee (the "Management Fee") computed at the annual rate of 1.50% of the net asset value of outstanding Interests determined as of the last day of the month (before any repurchases of Interests.)

     The Advisory Agreement was approved by the Board (including a majority of the Independent Managers), at a meeting held in person on August 18, 2002, and was approved on August 18, 2002 by AAI, the then sole Member of the Fund. It has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' prior written notice: (i) by the Board; (ii) by vote of a majority of the outstanding voting securities of the Fund; or (iii) by AAI. The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the Investment Company Act and the rules thereunder.

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement, AAI is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that AAI may act as investment advisor for any other person, firm or corporation and use the name "Altis" in connection with other investment companies for which it may act as investment advisor or general distributor.

If AAI shall no longer act as investment advisor of the Fund, AAI may withdraw the right of the Fund to use the name "Altis" as part of its name.


     AAI or its designee maintains the Fund's accounts, books and other documents required to be maintained under the Investment Company Act at Altis Advisors, Inc., 6041 South Syracuse Way, Suite 307, Greenwood Village, Colorado 80111.


INVESTMENT MANAGER

     AAI also acts as the investment manager and has responsibility for providing day-to-day investment management services to the Fund. AAI is responsible for the selection of Private Strategy LPs and the allocation of the assets of the Fund for investment among the Strategy Managers. In addition, AAI is responsible for investing the cash portion of the Fund's assets not invested in Private Strategy LPs.

FUND EXPENSES

     The Fund will bear all costs and expenses incurred in its business and operations other than those specifically required to be borne by AAI pursuant to the Advisory Agreement. Costs and expenses borne by the Fund include, but are not limited to, the following:

     o all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Private Strategy LPs;

     o all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with, any applicable Federal and state laws;

     o all costs and expenses associated with the organization and operation of separate investment funds managed by Strategy Managers retained by the Fund;

     o the costs and expenses of holding meetings of the Board and any meetings of Members, including costs associated with the preparation and dissemination of proxy materials;

     o the fees and disbursements of Fund counsel, legal counsel to the Independent Managers, independent accountants for the Fund and other consultants and professionals engaged on behalf of the Fund;

     o    the Management Fee;

     o    the Administration Fee;

     o    the  fees  payable  to   custodians   and  other   persons   providing
          administrative services to the Fund;

     o the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board;

     o all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members; and

     o such other types of expenses as may be approved from time to time by the Board of Managers.

     The Private Strategy LPs will bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Fund. The Strategy Managers generally will charge asset-based fees to the Private Strategy LPs, which effectively will reduce the investment returns of the Private Strategy LPs and the amount of any distributions from the Private Strategy LPs to the Fund. These expenses, fees and allocations will be in addition to those incurred by the Fund itself.

CODES OF ETHICS

     The Fund, AAI and Altis Securities, Inc. ("ASI"), the Fund's distributor, have each adopted codes of ethics. The codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel, that might compete with or otherwise take advantage of the Fund's portfolio transactions. Covered persons include the Managers and the officers and directors of AAI as well as employees of AAI having knowledge of the investments and investment intentions of the Fund. The codes of ethics permit persons subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

     The codes of ethics are included as exhibits to the Fund's registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                              CONFLICTS OF INTEREST

AAI

     AAI may manage the assets of registered investment companies other than the Fund and provide investment advisory services to other accounts. The Fund has no interest in these activities. AAI and its officers or employees who assist in providing services to the Fund will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and other registered investment companies and accounts managed by AAI. AAI and its officers and employees will devote so much of their time to the affairs of the Fund as in their judgment is necessary and appropriate.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

     AAI expects to employ an investment program for the Fund that will be substantially similar to the investment program that will also be employed by it for certain of its clients unaffiliated with the Fund ("AAI Accounts"), including a private investment limited liability company with an investment program substantially the same as the Fund's investment program. As a general matter, AAI will consider participation by the Fund in all appropriate investment opportunities that are under consideration for other AAI Accounts. There may be circumstances, however, under which AAI will cause one or more AAI Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which AAI will commit the Fund's assets. There also may be circumstances under which AAI will consider participation by AAI Accounts in investment opportunities in which AAI does not intend to invest on behalf of the Fund, or vice versa.

     AAI will evaluate for the Fund and for each AAI Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or a AAI Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the AAI Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the AAI Accounts may differ from time to time. In addition, the fees and expenses of the Fund will differ from those of the AAI Accounts. Accordingly, the future performance of the Fund and the AAI Accounts will vary.

     When AAI determines that it would be appropriate for the Fund and one or more Accounts to participate in an investment transaction in the same Private Strategy LP or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that AAI believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the AAI Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and AAI will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

     Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by AAI for the AAI Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Strategy Managers with respect to Private Strategy LPs) on the combined size of positions that may be taken for the Fund and the Accounts, thereby limiting the size of the Fund's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the

AAI Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with the AAI Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "Other Matters" below.

     Directors, officers, employees and affiliates of AAI may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of AAI that are the same, different or made at a different time than positions taken for the Fund.

OTHER MATTERS

     Except in accordance with applicable law, AAI and their affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Fund. However, subject to certain conditions imposed by applicable rules under the Investment Company Act, the Fund may effect certain principal transactions in securities with one or more accounts managed by AAI, except for accounts as to which AAI or any of their affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from AAI or one of their affiliates serving as an investment advisor to the account. These transactions would be made in circumstances where AAI has determined it would be appropriate for the Fund to purchase (or sell), and at the same time, AAI has determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

     Future investment activities of AAI and their affiliates, and of their respective directors, officers or employees, may give rise to additional conflicts of interest.

                                   TAX ASPECTS

     The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues.

     This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

     EACH  PROSPECTIVE  MEMBER SHOULD  CONSULT WITH HIS OWN TAX ADVISOR IN ORDER
FULLY  TO  UNDERSTAND  THE  FEDERAL,   STATE,   LOCAL  AND  FOREIGN  INCOME  TAX
CONSEQUENCES OF AN INVESTMENT IN THE FUND.

     In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult his own counsel regarding the acquisition of Interests.

TAX TREATMENT OF FUND OPERATIONS

     Classification of the Fund. The Fund is structured with the intent that under the provisions of the Code and the Regulations, as in effect on the date of the Fund's formation, as well as under the relevant authority interpreting the Code and the Regulations, that the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

     Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the

Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.

     The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board, the interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

     If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of an IRS finding, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

     UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING AN INVESTOR IN PRIVATE STRATEGY LPS.

     As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on his income tax return his distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on his distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

     Allocation of Profits and Losses. Under the LLC Agreement, the Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

     Under the LLC Agreement, the Board has the discretion to allocate specially an amount of the Fund's capital gain (including short-term capital gain) for Federal income tax purposes to a withdrawing Member to the extent that a Member's capital account balance exceeds the Federal income tax basis in their respective Interests. There can be no assurance that, if the Board makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Fund's gains allocable to the remaining Members would be increased.

     Tax  Elections;  Returns;  Tax  Audits.  The  Code  provides  for  optional
adjustments  to  the  basis  of  partnership   property  upon  distributions  of
partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the LLC Agreement, at the request of a Member, the Board, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. The actual effect of any such election may depend upon whether any Private Strategy LP also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board presently does not intend to make such election.

     The Board decides how to report the partnership items on the Fund's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Fund's items have been reported. In the event the income tax returns of the Fund are audited by the

Service, the tax treatment of the Fund's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member chosen by the Board, designated as the "Tax Matters Partner", has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

TAX CONSEQUENCES TO A WITHDRAWING MEMBER

     A Member receiving a cash liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in his Interest. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member's contributions to the Fund. However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of the Fund's "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in his Interest.

     As discussed above, the LLC Agreement provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) to a withdrawing Member to the extent his capital account would otherwise exceed his adjusted tax basis in his Interest. Such a special allocation of gain may result in the withdrawing Member recognizing capital gain, which may include short-term capital gain, in the Member's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives his liquidating distribution upon withdrawal.

     Distributions of Property. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner", which term should include a Member whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

TAX TREATMENT OF FUND INVESTMENTS

     In General. The Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

     Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - 'Section 988' Gains or Losses" below) and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund.1

     The maximum ordinary income tax rate for individuals is 38.6%2 and, in general, the maximum individual income

-------------------
1 Generally, in the absence of Regulations requiring it, the Fund will not treat positions held through different investment Portfolio Accounts or Private Strategy LPs as offsetting positions for purposes of the straddle rules.

2 Under recently enacted legislation, this rate is reduced in stages until calendar year 2006 when the maximum rate will be 35%. However, this legislation contains a "sunset" provision that will result in the top rate being restored to 39.6% in 2011.

tax rate for long-term capital gains is 20%3 (unless the taxpayer elects to be taxed at ordinary rates - see "Limitation on Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

     The Fund may realize ordinary income from dividends and accruals of interest on securities. The Fund may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Fund in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate Member, may be subject to restrictions on their deductibility. See "Deductibility of Fund Investment Expenditures by Noncorporate Members" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.4

     Currency Fluctuations - "Section 988" Gains or Losses. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the Fund's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of the Fund on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

     As indicated above, the Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

     Section 1256 Contracts. In the case of Section 1256 Contracts, the Code generally applies a "marking to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by the Fund at the end of each taxable year of the Fund are treated

---------------------------
3 The maximum individual long-term capital gains tax rate is 18% for certain property purchased after December 31, 2000 and held for more than five years.

4 Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are
(i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

for Federal income tax purposes as if they were sold by the Fund for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Fund in computing its taxable income for such year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "marking to market" rules.

     Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - 'Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

     Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Fund (and any Private Strategy LP) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily marking to market of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the Service.

     Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Fund.

     Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

     Effect of Straddle Rules on Members' Securities Positions. The Service may treat certain positions in securities held (directly or indirectly) by a Member and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to such securities.5

     Limitation on Deductibility of Interest and Short Sale Expenses. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

--------------------------
5 The Fund will not generally be in a position to furnish to Members information regarding the securities positions of its Private Strategy LPs which would permit a Member to determine whether its transactions in securities, which are also held by such Private Strategy LPs, should be treated as offsetting positions for purposes of the straddle rules.

     For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of his distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance his investment in the Fund. Potential investors are advised to consult with their own tax advisors with respect to the application of the investment interest limitation in their particular tax situations.

     Deductibility of Fund Investment Expenditures and Certain Other Expenditures. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.6 In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2002, $137,300 or $68,650 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year.7 Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating his alternative minimum tax liability.

     Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate Member's share of the trade or business expenses of the Fund. These limitations will apply, however, to a noncorporate Member's share of the investment expenses of the Fund (including the Management Fee, the fee paid to the AAI as the Fund's administrator and any fee payable to the managers of a Private Strategy LP), to the extent such expenses are allocable to a Private Strategy LP that is not in a trade or business within the meaning of the Code or to the investment activity of the Fund. The Fund intends to treat its expenses attributable to a Private Strategy LP that is engaged in trade or business within the meaning of the Code or to the trading activity of the Fund as not being subject to such limitations, although there can be no assurance that the Service will agree.

     The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisors with respect to the application of these limitations.

     No deduction is allowed for sales loads paid by a Member to acquire an Interest in the Fund; instead any such fees will be included in the Member's adjusted tax basis for his Interest in the Fund. To the extent that any portion of the investor servicing fee is treated as a selling expense, such portion would be subject to the same treatment.

     Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a passive activity against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member's share of such income and gain from the Fund. Income or loss attributable to the Fund's investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

     "Phantom Income" From Fund Investments. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by the Fund in certain foreign corporations may cause a Member to (i) recognize taxable income prior to the Fund's receipt of
-----------------------------
6 However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. There is a disagreement between two Federal Courts of Appeal on the question of whether the investment advisory fees incurred by a trust are exempt (under
Section 67(e)) from the 2% of adjusted gross income floor on deductibility. Members that are trusts or estates should consult their tax advisors as to the applicability of these cases to the investment expenses that are allocated to them.

7 Under recently enacted legislation, the latter limitation on itemized deductions will be reduced starting in calendar year 2006 and will be completely eliminated by 2010. However, this legislation contains a "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.

distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

FOREIGN TAXES

     It is possible that certain dividends and interest directly or indirectly received by the Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Fund or a Private Strategy LP may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Fund will directly or indirectly pay since the amount of the Fund's assets to be invested in various countries is not known.

     The Members will be informed by the Fund as to their proportionate share of the foreign taxes paid by the Fund or a Private Strategy LP, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax exempt will not ordinarily benefit from such credit or deduction.

UNRELATED BUSINESS TAXABLE INCOME

     Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.8 This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

     This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Fund's income (or loss) from these investments may constitute UBTI.

     The Fund may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI.9 To the extent the Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

     To the extent the Fund recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.
------------------------
8 With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

9  Moreover,   income   realized  from  option  writing  and  futures   contract
transactions generally would not constitute UBTI.

     Since the calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Fund from time to time,10 it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

     To the extent that the Fund generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to a Member which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

     In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.11 However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult his tax advisor with respect to the tax consequences of receiving UBTI from the Fund. (See "ERISA Considerations.")

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

     Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

     In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

     In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be
--------------------------
10 The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

11 Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult his tax advisor in this regard.

considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board believes that the Fund will meet such 95% gross income test.

     A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

     Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

     Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment limited partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

STATE AND LOCAL TAXATION

     In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

     State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which the Fund acquires an interest may conduct business in a jurisdiction which will subject to tax a Member's share of the partnership's income from that business. Prospective investors should consult their tax advisors with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

                              ERISA CONSIDERATIONS

     Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

     ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects--Unrelated Business Taxable Income" and "--Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach. Additionally all of the investment in the Fund will be considered to be illiquid.

     Because the Fund is registered as an investment company under the Investment Company Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, AAI will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund.

     A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

     Certain prospective Benefit Plan Members may currently maintain relationships with AAI. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan Members should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

     The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Members should consult their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

                                    BROKERAGE

     Each Strategy Manager is directly responsible for placing orders for the execution of portfolio transactions for the Private Strategy LP that it manages and for the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

     In selecting brokers and dealers to execute transactions on behalf of a Private Strategy LP, each Strategy Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that each Strategy Manager generally will seek reasonably competitive commission rates, a Strategy Manager will not necessarily pay the lowest commission available on each transaction. The Strategy Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Strategy Managers with respect to Private Strategy LPs may vary and will be governed by each Private Strategy LP's organizational documents.

     Consistent with the principle of seeking best price and execution, a Strategy Manager may place orders for a Private Strategy LP with brokers that provide the Private Strategy LP and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Private Strategy LPs are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Strategy Managers or their affiliates in providing services to clients other than the Private Strategy LPs they manage. In addition, not all of the supplemental information is necessarily used by a Strategy Manager in connection with the Private Strategy LP it manages. Conversely, the information provided to a Strategy Manager by brokers and dealers through which other clients of the Strategy Manager or its affiliates effect securities transactions may be useful to the Strategy Manager in providing services to the Private Strategy LP.

     It is anticipated that Strategy Managers will generally follow brokerage placement practices similar to those described above. The brokerage placement practices described above will also be followed by AAI to the extent it places transactions for the Fund. However, certain Strategy Managers may have policies that permit the use of brokerage commissions of a Private Strategy LP to obtain products or services that are not research related and that may benefit the Strategy Manager.

                               VALUATION OF ASSETS

     The Board of Managers has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

     Equity securities, puts, calls and futures traded on a U.S. securities exchange or on NASDAQ are valued as follows:

     (1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or

     (2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

     Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

     (1) at the last sale price available to the pricing service approved by the Board of Managers, or

     (2) at the last sale price obtained by AAI from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or

     (3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

     The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Board of Managers or obtained by AAI from two active market makers in the security on the basis of reasonable inquiry:

     (1) debt instruments that have a maturity of more than 397 days when issued,

     (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days,

     (3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less, and

     (4) puts, calls and futures that are not traded on an exchange or on NASDAQ.

     Money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts.

     Securities (including restricted securities) not having readily available market quotations are valued at fair value determined under procedures established by the Board of Managers. If AAI is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

         The Fund's interests in Private Strategy LPs will not have readily available market quotations and will be valued at their "fair value," as determined under procedures established by the Board of Managers. As described in the prospectus, with respect to its interests in Private Strategy LPs, the Fund will normally rely on valuation information provided by Strategy Managers as being the "fair value" of such investments. The Board of Managers, however, will consider such information provided by Strategy Managers, as well as other available information, and may possibly conclude in unusual circumstances that the information provided by a Strategy Manager does not represent the "fair value" of the Fund's interests in Private Strategy LPs.

     In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, AAI may use pricing services approved by the Board of Managers. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). AAI will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

     The closing prices in the London foreign exchange market on a particular business day that are provided by a bank, dealer or pricing service that AAI has determined to be reliable are used to value foreign currency, including forward foreign currency contracts, and to determine the U.S. dollar value of securities that are denominated or quoted in foreign currency.

                              INDEPENDENT AUDITORS

     Spicer, Jefferies & Co. serves as the independent auditors of the Fund. Its principal business address is 4155 East Jewell Avenue, Suite 307, Denver, Colorado.


                                    CUSTODIAN

     [ ] Bank (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by AAI or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is [ ].


                                 CONTROL PERSONS


     AAI has invested $100,000 in the Fund in order to provide the Fund's initial capital, and has been the sole Member of the Fund. Interests held by AAI may constitute more than 25% of outstanding Interests when the Fund's operations commence upon the initial funding of this offering of Interests, depending on the aggregate investments made in the Fund by other persons. By virtue of their ownership of more than 25% of the outstanding Interests, AAI may be deemed to control the Fund and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. AAI is a corporation organized under the laws of Colorado and maintains its principal office at 6041 South Syracuse Way, Suite 307, Greenwood Village, Colorado 80111.


     As of the commencement of the Fund's operations, AAI was the only person owning of record or beneficially 5% or more of the outstanding Interests.

                            SUMMARY OF LLC AGREEMENT

     The following is a summary description of additional items and of select provisions of the LLC Agreement that are not described elsewhere in this SAI or in the Fund's prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix A to the prospectus.

LIABILITY OF MEMBERS

     Members in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, a Member will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being a Member, except that the Member may be obligated to make capital contributions to the Fund pursuant to the LLC Agreement, to repay any funds wrongfully distributed to the Member. A Member may be required to contribute to the Fund, whether before or after the Fund's dissolution or after the Member ceases to be a Member, such amounts as the Fund deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any Member, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Member's interests and any other amounts received by the Member from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

DUTY OF CARE

     The LLC Agreement provides that neither the Managers or AAI (including certain of their affiliates, among others) shall be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Managers by the Fund, but not by the Members individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. A Manager will not be personally liable to any Member for the repayment of any balance in such Member's capital account or for contributions by such Member to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its Members. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Manager for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

POWER OF ATTORNEY

     By purchasing an Interest and by signing the LLC Agreement (which each Member will do by virtue of signing the Member certification form attached to the prospectus as Appendix B), each Member will appoint AAI and each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

     The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of AAI and each of the Managers and as such is irrevocable and continues in effect until all of such Member's Interest has been withdrawn pursuant to a repurchase or redemption of the Interest or a transfer to one or more transferees that have been approved by the Board for admission to the Fund as substitute Members.

TERM, DISSOLUTION AND LIQUIDATION

     The Fund will be dissolved:

     o upon the affirmative vote to dissolve the Fund by both (1) the Board and (2) Members holding at least two-thirds of the total number of votes eligible to be cast by all Members;

     o upon the expiration of any two-year period that commences on the date on which any Member has submitted a written notice to the Fund requesting the repurchase of his entire Interest, in accordance with the LLC Agreement, if the Fund has not repurchased the Member's Interest;

     o    at the election of AAI;

     o upon the failure of Members to elect successor Managers at a meeting called by AAI when no Manager remains to continue the business of the Fund; or

     o    as required by operation of law.

     Upon the occurrence of any event of dissolution, the Board or AAI, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint AAI to act as liquidator or is unable to perform this function), is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the prospectus under "Capital Accounts -- Allocation of Net Profits and Losses."

     Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Members, including actual or anticipated liquidation expenses, (2) next to satisfy debts, liabilities and obligations owing to the Members, and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

VOTING

     Each Member has the right to cast a number of votes equal to the value of the Member's capital account at a meeting of Members called by the Board or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of the Fund's agreement any investment advisor of the Fund, and approval of the Company's auditors, and on certain other matters, to the extent that the Investment Company Act requires a vote of Members on any such matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

REPORTS TO MEMBERS

     The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for such Members to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to Members a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act. Quarterly reports from AAI regarding the Fund's operations during each fiscal quarter also will be sent to Members.

FISCAL YEAR

     For accounting purposes, the Fund's fiscal year is the 12-month period ending on December 31. The first fiscal year of the Fund will commence on the date of the initial closing and will end on December 31, 2003. For tax purposes, the Fund intends to adopt the 12-month period ending December 31 of each year as its taxable year. However, in certain circumstances (a majority of its members have taxable years other than the calendar year), the Fund may be required to adopt a taxable year ending on another date. A taxable year ending on such other date may therefore be required temporarily until the Fund has attracted additional investors with calendar years for tax purposes, at which time the Fund may be eligible to change its taxable year-end to December 31.

                       FUND ADVERTISING AND SALES MATERIAL

     Advertisements and sales literature relating to the Fund and reports to Members may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray the Fund's investment performance.

     The Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.

     Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and indices. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

                                LETTER OF INTENT

     A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Interests in the Fund during a 13-month period (the "Letter of Intent"). The total amount of your intended investment will determine the reduced sales charge rate that applies to investments during that period. You can include investments made up to 90 days before the date of the Letter of Intent. In submitting a Letter of Intent, you make no commitment to invest in the Fund.

     For purposes of determining whether the Letter of Intent has been fulfilled at the end of the Letter of Intent period, if the gross amount of any contributions in escrow pending investment in the Fund, plus the greater of (1) gross contributions invested in the Fund less Interests redeemed prior to the end of the Letter of Intent period or (2) the value of Interests you own
(determined as of the most recent valuation date, exceeds the intended investment under the Letter of Intent, then the Letter of Intent has been fulfilled. If the Letter of Intent is not fulfilled, the investor agrees to pay the additional amount of sales charge applicable to such investments, and any commissions previously paid to the dealer of record for the account will be adjusted to the rates applicable to actual total investments.

     The investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.


                              RIGHT OF ACCUMULATION

     To qualify for the lower sales charge rates that apply to larger investments in the Fund, you and your spouse can add together:

     o Interests in the Fund you purchase for your individual accounts (including IRAs), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and

     o Current investments in the Fund to reduce the sales charge rate that applies to current purchases of Interests in the Fund, and

     o Interests of the Fund you previously purchased subject to a sales charge, provided that you still hold that investment.

     A fiduciary can count all Interests purchased for a trust, estate or other fiduciary account that has multiple accounts. To determine the sales charge rate that applies, the Distributor will add, to the gross amount of the purchase to be held in escrow pending investment in the Fund: (1) net amounts already held in escrow pending investment in the Fund; (2) Interests purchased on first business day of the current month; and (3) all other Interests previously purchased (determined as of the most recent valuation date). The reduced sales charge will apply only to the current purchase.

                              FINANCIAL STATEMENTS

     The following comprise the financial statements of the Fund:

     o    Independent Auditors' Report.

     o    Statement of Assets and Liabilities.

     o    Notes to the Financial Statements.

                                                      ALTIS LIMITED ALTERNATIVE
                                                      -------------------------
                                                      STRATEGY FUND, LLC
                                                      ------------------


                                                      FINANCIAL STATEMENTS
                                                      --------------------

                                                      PERIOD FROM INCEPTION
                                                      ---------------------
                                                           (MAY 10,2002)
                                                           ------------
                                                      THROUGH DECEMBER 31, 2002
                                                      -------------------------

                  ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC

                                    CONTENTS




                                                                          Page
                                                                         -------

 Independent Auditors' Report                                            F-3

 Statement of Financial Condition                                        F-4

 Notes to Statement of Financial Condition                               F-5-F-8

                          INDEPENDENT AUDITORS' REPORT




To the Members of
Altis Limited Alternative Strategy Fund, LLC

We have  audited the  accompanying  statement  of  financial  condition of Altis
Limited Alternative Strategy Fund, LLC as of December 31, 2002. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of financial condition is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of financial condition. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of financial condition presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of financial condition referred to above presents fairly in all material respects, the financial position of Altis Limited Alternative Strategy Fund, LLC as of December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.




Denver, Colorado
February 11, 2003

                  ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC

                        STATEMENT OF FINANCIAL CONDITION
                                DECEMBER 31, 2002



ASSETS:

         Cash                                                  $        100,000
                                                               ----------------




MEMBER'S EQUITY:

         Member's equity (4 units)                             $        100,000
                                                               ----------------

                       See notes to financial statements.
























The accompanying notes are an integral part of this statement.

                  ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------



NOTE 1 -   ORGANIZATION AND SUMMARY OF SIGNIFICANT
           ACCOUNTING POLICIES

Organization and Business
-------------------------

Altis Limited Alternative Strategy Fund, LLC (the "Fund") is a Delaware limited liability company formed May 10, 2002 to invest in private investment limited partnerships and similar investment vehicles that are managed by a select group of alternate asset managers, purchase, sell (including short sales), invest and trade in securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise. The Fund may execute, deliver and perform all contracts, agreements, subscriptions documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business.

The Fund shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board of Managers and in accordance with the 1940 Act.

Altis Capital Group, Inc. is the initial member of the Fund with an investment of $100,000. The term of the Fund shall continue until dissolved in accordance with the LLC Agreement.

Basis of Accounting
-------------------

Realized gains or losses are recorded upon disposition of investments calculated based upon the difference between the proceeds and the cost basis. All other changes in the valuation of investments are included as changes in the unrealized appreciation or depreciation of investments in the statement of operations.

Valuation of Investments
------------------------

Investments are valued at their net asset value as reported by the underlying limited partnerships and hedge funds, with the resulting gains or losses reflected in the statement of operations.

                  ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                   (Continued)


NOTE 1 -   ORGANIZATION AND SUMMARY OF SIGNIFICANT
           ACCOUNTING POLICIES
           (Continued)


Valuation of Securities
-----------------------

Securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, except for short positions and call options written, for which the last quoted asked price is used. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Fund.

Investments in limited partnerships and hedge funds are valued at their net asset value as reported by the respective entity, with gains or losses reflected in income.

Federal Income Taxes
--------------------

No provision for federal, state or local income taxes has been provided. Each investor is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

Use of Estimates
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

















                                       F-6

                  ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                   (Continued)


NOTE 2 -   OPERATING AGREEMENT


Allocation of Partnership Income
--------------------------------

As of the last day of each fiscal period, any net profit or net loss for the fiscal period (as defined in the operating agreement) and offering cost required to be charged to capital that are paid or accrued during the fiscal period shall be allocated among and credited to or debited against the capital accounts of the members (as defined) in accordance with their respective investment percentages (as defined) for such fiscal period.

Capital Subscriptions
---------------------

The Fund may offer interests for purchase by investors in such manner and in such times as may be determined by the Board of Managers.

The Board of Managers, in its sole discretion, may authorize the fund to make distributions in cash or in kind at any time to all of the members on a pro-rata basis in accordance with the member's investment percentages (as defined).

Limited Liability
-----------------

Except as provided by applicable law, a member should not be liable for the Funds debt, obligations and liabilities in any amount in excess of the capital account balance of such member, plus such member share of undistributed profits and assets.


NOTE 3 -   RELATED PARTIES

Altis Securities, Inc. (the Distributor) acts as the distributor of Interests on a best efforts basis, subject to various conditions. Interests are being offered through the Distributor and other brokers and dealers that have entered into selling agreements with the Distributor. The interests will be offered at the Fund's net asset value on a continuous basis during a period ending the earlier of fifteen months from the date of effectiveness of registration, the acceptance of 1,000 members, or the completion of the sale of $50,000,000 in interests (the Accumulation Period). The Distributor will retain an underwriting fee of 0.5% and the balance of the sales load will be reallowed by the Distributor to selling brokers and dealers.
















                                       F-7

                  ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
                                   (Continued)


NOTE 3 -   RELATED PARTIES (Continued)

Altis Advisors, Inc. (AAI) is the investment advisor of the Fund. Pursuant to an Advisory Agreement, AAI is responsible for developing, implementing and supervising the Funds investment program and in connection therewith, shall regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and purchases in sales of securities for the Fund. As compensation for services provided by AAI under the Advisement Agreement, the Fund will pay AAI a monthly fee computed at the annual rate of 1.5% of the net asset value of outstanding interest determined as of the last day of the month.

The Fund will also pay the advisor an administrative fee quarterly at the annual rate of 0.50% of the funds net assets. In addition, the Fund will pay an investor service fee quarterly at an annual rate of 0.25% of the Funds net assets to reimburse Altis Securities, Inc. for payments made to brokers, dealers or financial advisor for client account servicing and related costs.


NOTE 4 -   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET
           RISKS AND CONTINGENCIES

The Fund's financial instruments, including cash, are carried at amounts that approximate fair value, due to the short-term nature of those instruments. Investments will be valued as described in Note 1.

                                   APPENDIX A

I.  Sales Load Waivers

In certain cases, the initial sales load that applies to purchases of Interests may be waived in recognition of the realization of the economies of sales efforts by Altis Securities, Inc., ("ASI"), or by dealers or other financial institutions that offer Interests to certain classes of investors.

For the purposes of some of the waivers described below and as described in the prospectus, the term "Retirement Plan" refers to the following types of plans:

(1)      plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
         Code,
(2)      non-qualified deferred compensation plans,
(3)      employee benefit plans1
(4)      Group Retirement Plans2
(5)      403(b)(7) custodial plan accounts
(6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a waiver in a particular case is in the sole discretion of ASI. These waivers may be amended or terminated at any time by the Fund, ASI, and/or Altis Advisors, Inc. ("AAI"). Waivers must be requested by the investor and/or the investor's broker or dealer at the time of purchase.

II.  Waivers of Sales Load

A. Waivers of Sales Load for Certain Purchasers.

Interests purchased by the following investors are not subject to any sales load (and no commissions to brokers or dealers are paid by ASI on such purchases):

     1.   AAI or its affiliates.

     2. Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, AAI and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

     3. Registered management investment companies, or separate accounts of insurance companies having an agreement with AAI or ASI for that purpose.
----------------------------

1 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Interests are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

2 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made individual arrangements with ASI and all members of the group participating in (or who are eligible to participate in) the plan to purchase Interests through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Interests through a single investment dealer, broker or other financial institution that has made individual arrangements with ASI enabling those plans to purchase Interests.

     4. Dealers or brokers that have a sales agreement with ASI, if they purchase Interests for their own accounts or for retirement plans for their employees.

     5. Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to ASI) or with ASI. The purchaser must certify to ASI at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).

     6. Dealers, brokers, banks or registered investment advisors that have entered into an agreement with ASI providing specifically for the use of Interests in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Interests.

     7. Investment advisors and financial planners who have entered into an agreement for this purpose with ASI and who charge an advisory, consulting or other fee for their services and buy Interests for their own accounts or the accounts of their clients.

     8.   "Rabbi trusts"  that buy  Interests  for  their own  accounts,  if the purchases are made through a broker or agent or other financial intermediary that has made individual arrangements with ASI for those purchases.

     9. Clients of investment advisors or financial planners (who have entered into an agreement for this purpose with ASI) who buy Interests for their own accounts may also purchase Interests without a sales load but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which ASI has made such individual arrangements. Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing Interests.

     10. A unit investment trust that has entered into an appropriate agreement with ASI.

     11. Dealers, brokers, banks, or registered investment advisors that have entered into an agreement with ASI to sell Interests to defined contribution employee retirement plans for which the dealer, broker or investment advisor provides administration services.

     12. Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made individual arrangements with ASI for those purchases.

B. Waivers of Sales Load in Certain Transactions.

Interests issued or purchased in the following transactions are not subject to sales loads (and no commissions to brokers or dealers are paid by ASI on such purchases):

     1. Interests issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.

     2. Interests purchased by the reinvestment of distributions reinvested from the Fund.

     3. Interests purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.

     4. Interests purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which AAI or an affiliate acts as sponsor.






                                       A-2
                                                                             112

                                     PART C
                                OTHER INFORMATION


Item 24. Exhibits


     (2)  Exhibits:

          (a) (i)  Certificate of Formation of the Registrant.

              (ii) Limited Liability Company Agreement of the Registrant

          (b) Not applicable.

          (c) Not applicable.

          (d) Not applicable.

          (e) Not applicable.

          (f) Not applicable.

          (g) Investment Advisory Agreement.

          (h) (i) Distributor's Agreement.

                   (ii) Form of Selling Agreement between Altis Securities, Inc. and selected dealers - to be filed by pre-effective amendment.

          (i) Not applicable.

          (j) Custody Agreement - to be filed by pre-effective amendment.

          (k) (i)  Administration Agreement.

              (ii) Investor Servicing Agreement.


          (l) Opinion of Counsel - to be filed by pre-effective amendment.


          (m) Not applicable.


          (n) Consent of Independent Accountants


          (p) Agreement Regarding Provision of Initial Capital - to be filed by pre-effective amendment.

          (q) Not applicable.

          (r) Code of Ethics of the Altis Limited Alternative Strategy Fund, LLC under Rule 17j-1 of the Investment Company Act of 1940.




Item 25.  Marketing Arrangements

     [Not applicable]

Item 26.  Other Expenses of Issuance and Distribution

         Registration fees                  $[   ]
         Legal fees                         $[   ]
         NASD fees                          $[   ]
         Blue Sky fees                      $[   ]
         Accounting fees                    $[   ]
         Printing                           $[   ]
         Miscellaneous                      $[   ]
                                            ------

         Total....                          $[   ]

Item 27.  Persons Controlled by or Under Common Control with the Registrant

     None.

Item 28.  Number of Holders of Securities

     As of July __, 2002, the number of record holders of each class of securities of the registrant, is shown below:

                  (1)                          (2)
                  Title of Class                Number of Recordholders
                  --------------                -----------------------

        Limited liability company interests

Item 29.  Indemnification


     Reference is made in the provisions of Section 3.7 of Registrant's limited liability company agreement filed as Exhibit 2(a)(ii) to this Registration Statement, and incorporated herein by reference. In summary, such provisions provide that the Fund shall indemnify each Manager against all losses, claims, damages, liabilities, costs and expenses, including amounts paid in satisfaction of judgments, in compromise, fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any proceeding in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Fund except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided shall not be construed so as to provide for indemnification of a Manager for any liability to the extent that such indemnification would be in violation of applicable law.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Managers, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Manager, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Manager, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 30.  Business and Other Connections of the Advisor

     (1) Altis Advisors, Inc. is the investment advisor of the Registrant; it intends to act in the same capacity to other investment companies and private investment clients although it currently does not act as an investment advisor to another investment company.

     (2) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each executive officer and director of Altis Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.


  Name and Current Position   Other Business Connections
  with Altis Advisors, Inc.   During the Past Two Years
  -------------------------   ------------------------------------------------

  David Clark                 Director, Peregrine Financial Group, Chicago
                              Managed Futures Division.
                              Director, Peregrine Financial Group Bahamas, Ltd.

  Gordon Dihle                Principal, Dihle & Co., P.C., Denver, Co.
                              CFO, American Wireless Network, Inc.

  Donna Flemming              Compliance, Portfolio Management Consultants, Inc.

  Perry Jonkheer              Principal, I.A.S.G.  Institutional Advisory
                              Services Group, Inc.


     The address of Altis Advisors, Inc. and Altis Securities, Inc., is 6041 South Syracuse Way, Suite 307, Greenwood Village, Colorado 80111.


Item 31.  Location of Accounts and Records

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Altis Advisors, Inc. at its offices at is 6041 South Syracuse Way, Suite 307, Greenwood Village, Colorado 80111.

Item 32.  Management Services

     Not applicable

Item 33.  Undertakings

     (1) The Registrant undertakes to suspend the offering of Interests until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

     (2) The Registrant hereby undertakes:

          (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

               (iii)to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          (b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the Interests offered therein, and the offering of the Interests at that time shall be deemed be the initial bona fide offering thereof; and

          (c) to remove from registration by means of a post-effective amendment any of the Interests being registered which remain unsold at the termination of the offering.

     (3) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant's Statement of Additional Information.

                                    FORM N-2

                  ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, and the State of Colorado, on the []th day of May 2003.




                                       ALTIS ALTERNATIIVE STRATEGY FUND, LLC




                                       By:      /s/ Gordon D. Dihle
                                          --------------------------------------
                                       Name:    Gordon D. Dihle
                                       Title:   Chief Executive Officer

     Pursuant to requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the in the capacities and on the date indicated.


                                    Title                           Date


/s/  Gordon D. Dihle                Chief Executive Officer         May 7, 2003
------------------------------
Gordon D. Dihle

/s/  Gordon D. Dihle                Chief Financial Officer         May 7, 2003
------------------------------
Gordon D. Dihle

/s/  Gordon D. Dihle                Manager                         May 7, 2003
------------------------------
Gordon D. Dihle

/s/  Mark Feist                     Manager                         May 7, 2003
------------------------------
Mark Feist

/s/  Jack C.  Dillon                Manager                         May 7, 2003
------------------------------
Jack C. Dillon

                                                                 Exhibit (a) (i)
                                                                 ---------------


                            CERTIFICATE OF FORMATION

                                       OF

                  ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC

     FIRST: The name of the limited liability company is Altis Limited Alternative Strategy Fund, LLC.

     SECOND: The address of its registered office in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, County of [ ], City of Wilmington, State of Delaware, 19801. The name of its registered agent at such address is The Corporation Trust Company.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation this 10th day of May, 2002.

                  ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC


                                        By:      /s/ Gordon Dihle
                                           -------------------------------------
                                        Name:    Gordon Dihle
                                        Title:   Authorized Person

                                                                Exhibit (a) (ii)
                                                                ----------------


                  ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC
                       LIMITED LIABILITY COMPANY AGREEMENT


     THIS LIMITED LIABILITY COMPANY AGREEMENT of Altis Limited Alternative Strategy Fund, LLC (the "Fund") is dated as of July 1, 2002 by and among Gordon Dihle, Mark Feist and Jack Dillon as the Managers, Altis Advisors, Inc. as the Advisor and Organizational Member, and those persons hereinafter admitted as Members.

     WHEREAS, the Fund has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of Delaware on May 10, 2002;

     NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                                    ARTICLE I

                                   DEFINITIONS

     For purposes of this Agreement:

Administrator       The person who provides  administrative services to the Fund pursuant to an administrative services agreement.

Advisor Altis Advisors, Inc., a Colorado corporation, or any person who may hereafter serve as the investment Advisor to the Fund pursuant to an Investment Advisory Agreement.

Advisers Act The Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Affiliate           An affiliated  person of a person as such term is defined in the 1940 Act.

Agreement           This Limited  Liability Company  Agreement,  as amended from time to time.

Allocation Change   With respect to each Member for each Allocation  Period, the difference between:

                    (1) the  sum of (a) the  balance  of such  Member's  Capital
                    Account as of the close of the Allocation Period (after giving effect to all allocations to be made to such Member's Capital Account as of such date, plus (b) any debits to such Member's Capital Account during the Allocation Period to reflect any actual or deemed distributions or repurchases with respect to such Member's Interest, plus (c) any debits to such Member's Capital Account during the Allocation Period to reflect any items allocable to such Member's Capital Account pursuant to Section 5.5 hereof; and

                    (2) the sum of (a) the balance of such Member's Capital Account as of the commencement of the Allocation Period, plus (b) any credits to such Member's Capital Account during the Allocation Period to reflect any contributions made by such Member to the capital of the Fund.

                    If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference shall be a Positive Allocation Change, and if the amount specified in clause (2) exceeds the amount specified in clause (1), such difference shall be a Negative Allocation Change.

Allocation Period   With respect to each Member, the period commencing as of the date of admission of such Member to the Fund, and thereafter each period commencing as of the day following the last day of the preceding Allocation Period with respect to such Member, and ending at the close of business on the first to occur of the following:

                    (1) the last day of a Fiscal Year;

                    (2) the day as of which the Fund repurchases the Interest (or any portion of the Interest) of such Member;

                    (3) the day as of which the Fund admits as a substituted Member a person to whom the Interest of such Member has been transferred (unless there is no change of beneficial ownership).

Board of Managers   The Board of Managers established pursuant to Section 2.6.

Capital Account     With respect to each Member, the capital account established and maintained on behalf of each Member  pursuant to Section
                    5.3.

Certificate         The  Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

Closing Date        The  first  date on or as of  which a person  other  than an
                    Organizational Member is admitted to the Fund as a Member.

Code The United States Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time, or any successor law.

Delaware Act        The Delaware Limited  Liability  Company Act as in effect on the date hereof and as amended from time to time, or any successor law.

Fiscal Period       The period  commencing on the Closing Date,  and  thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

                    (1) the last day of a Fiscal Year;

                    (2) the last day of a Taxable Year;

                    (3) the day preceding any day as of which a contribution to the capital of the Fund is made pursuant to Section 5.1; or

                    (4) any day on which the Fund repurchases any Interest or portion of an Interest of any Member;

                    (5) any day (other than one specified in clause (2) above) as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Investment Percentages.

Fiscal Year         The  period  commencing  on the  Closing  Date and ending on
                    December 31, 2003, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless and until the Board of Managers shall elect another fiscal year for the Fund.

Form N-2 The Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

Fund                The  limited  liability  company  governed  hereby  as  such
                    limited   liability   company  may  from  time  to  time  be
                    constituted.

Distributor         Altis  Securities,  Inc.,  a  Colorado  corporation,  or any person who may hereafter serve as the distributor of Interests pursuant to a general distributor's agreement with the Fund.

Independent         Those Managers who are not "interested  persons" of the Fund
Managers            as such term is defined by the 1940 Act.

Initial Manager     Gordon  Dihle,  the person who directed the formation of the
                    Fund and served as the sole initial Manager.

Interest The entire ownership interest in the Fund at any particular time of a Member or other person to whom an Interest of a Member or portion thereof has been transferred pursuant to
                    Section 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

Investment Advisory A  separate  written  agreement  entered  into  by the  Fund
Agreement           pursuant  to which the Advisor provides  investment advisory services to the Fund.

Advisor Altis Advisors, Inc., a Colorado corporation, or any person who may hereinafter serve as the Advisor of the Fund.

Investment          A percentage established for each Member on the Fund's books
Percentage          as of the first day of each Fiscal  Period.  The  Investment
                    Percentage  of  a  Member  for  a  Fiscal  Period  shall  be determined  by dividing the balance of the Member's  Capital
                    Account as of the  commencement of such Fiscal Period by the sum of the Capital  Accounts of all of the Members as of the
                    commencement   of  such  Fiscal  Period.   The  sum  of  the
                    Investment Percentages of all Members for each Fiscal Period shall equal 100%.

Loss Recovery       A memorandum account to be recorded in the books and records
Account             of the Fund with respect to each Member, which shall have an initial balance of zero and which shall be adjusted as follows:

                    (1) As of the first day after the close of each Allocation Period for such Member, the balance of the Loss Recovery Account shall be increased by the amount, if any, of such Member's Negative Allocation Change for such Allocation Period and shall be reduced (but not below zero) by the amount, if any, of such Member's Positive Allocation Change for such Allocation Period.

                    (2) The balance of the Loss Recovery Account shall be reduced (but not below zero) as of the first day following each date as of which the Capital Account balance of any Member is reduced as a result of repurchase or Transfer with respect to such Member's Interest by an amount determined by multiplying (a) such positive balance by (b) a fraction, (i) the numerator of which is equal to the amount of the balance of such Member's Capital Account immediately before giving effect to such repurchase or Transfer.

                    No transferee of any Interest shall succeed to any Loss Recovery Account balance or portion thereof attributable to the transferor unless the Transfer by which such transferee received such Interest did not involve a change of beneficial ownership.

Manager An individual designated as a manager of the Fund pursuant to the provisions of Section 2.6 of the Agreement and who serves on the Board of Managers of the Fund.

Member Any person who shall have been admitted to the Fund as a member (including any Manager in such person's capacity as a member of the Fund but excluding any Manager in such person's capacity as a Manager of the Fund) until the Fund repurchases the entire Interest of such person pursuant to
                    Section 4.5 hereof or a substituted member or members are admitted with respect to any such person's entire Interest as a member pursuant to Section 4.4 hereof; such term includes the Advisor or an Affiliate of the Advisor to the extent the Advisor (or such Affiliate) makes a capital contribution to the Fund and shall have been admitted to the Fund as a member.

Negative Allocation The meaning given such term in the  definition of Allocation
Change              Change.

Net Assets          The total  value of all  assets of the Fund,  less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests.

Net Profit          The  amount  by  which  the Net  Assets  as of the  close of
or Net Loss         business on the last day of a Fiscal  Period  exceed (in the case of Net  Profit)  or are  less  than (in the case of Net
                    Loss)  the Net  Assets  as of the  commencement  of the same
                    Fiscal Period (or, with respect to the initial Fiscal Period of the Fund,  as of the  close of  business  on the  Closing
                    Date), such amount to be adjusted to exclude any items to be allocated  among the  Capital  Accounts  of the Members on a
                    basis  that  is  not  in  accordance   with  the  respective
                    Investment Percentages of all Members as of the commencement of such Fiscal Period pursuant to Sections 5.4 and 5.5 hereof.

1940 Act            The   Investment   Company   Act  of  1940  and  the  rules,
                    regulations and orders thereunder, as amended from time to time, or any successor law.

Organizational      The  Advisor  and  any   Affiliate   of  the  Advisor   that
Member              contributes initial capital to the fund prior to the Closing
                    Date.

Private             Private limited partnership investment entities in which the
Strategy LP's       Fund's assets are invested.

Strategy Managers   The  organizations  that  manage and  direct the  investment activities of Private Strategy LPs.

Positive            The meaning given such term in the  definition of Allocation
Allocation Change   Change.

Securities          Securities (including,  without limitation,  equities,  debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation or currency, or commodity, all types of derivative instruments and financial instruments and any contracts based on any index or group of securities, debt obligations or currencies, or commodities, and any options thereon.

Transfer The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

Valuation Date      The  date as of  which  the  Fund  values  an  Interest  for purposes of determining the price at which the Interest is to be purchased by the Fund pursuant to an offer made by the Fund pursuant to Section 4.5 hereof.

                                   ARTICLE II

                       ORGANIZATION; ADMISSION OF MEMBERS

2.1  Formation of Limited Liability Company

     The Fund has been formed as a limited liability company at the direction of the Initial Manager who authorized the filing of the Certificate, which actions are hereby ratified by the execution of this Agreement. The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

2.2  Name

     The name of the Fund shall be "Altis Limited Alternative Strategy Fund, LLC" or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.

2.3  Principal and Registered Office


     The Fund shall have its principal office at 6041 South Syracuse Way, Suite 307, Greenwood Village, Colorado 80111, or at such other place designated from time to time by the Board of Managers.


     The Fund shall have its registered office in Delaware at 1209 Orange Street, Wilmington, Delaware 19801 and shall have The Corporation Trust Company as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers.

2.4  Duration

     The term of the Fund commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

2.5  Business of the Fund

(a) The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise. The Fund may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business.

(b) The Fund shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board of Managers and in accordance with the 1940 Act.

2.6  Board of Managers

(a) Prior to the Closing Date, the Initial Manager may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as Managers on the Board of Managers, subject to the election of such persons prior to the Closing Date by the Organizational Member. By signing this Agreement or signing an investor application or certification in connection with the purchase of an Interest, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the Managers so designated. After the Closing Date, the Board of Managers may, subject to the provisions of paragraphs (a) and
(b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.3 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager. The names and mailing addresses of the Managers shall be set forth in the books and records of the Fund. The number of Managers shall be fixed from time to time by the Board of Managers.

(b) Each Manager shall serve on the Board of Managers for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof. In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

(c) In the event that no Manager remains to continue the business of the Fund, the Advisor shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

2.7  Members

     The Fund may offer Interests for purchase by investors in such manner and at such times as may be determined by the Board of Managers. All subscriptions for Interests are subject to the receipt by the Fund or its custodian of cleared funds on or before the acceptance date for such subscriptions in the full amount of the subscription. Subject to the foregoing, a person may be admitted to the Fund as a Member subject to the condition that such person shall execute an appropriate signature page of this Agreement or an investor application or certification form pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement. The Board of Managers may in its sole discretion reject any subscription for an Interest. The Board of Managers may, in its sole discretion, suspend the offering of the Interests at any time. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member.

2.8  Organizational Member

     The initial contribution of capital to the Fund by the Organizational Member shall be represented by an Interest, which Interest shall have the same rights as other Interests held by Members.

2.9  Both Managers and Members

     A Member may at the same time be a Manager and a Member in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

2.10 Limited Liability

     Except as provided under applicable law, a Member shall not be liable for the Fund's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Except as provided under applicable law, a Manager shall not be liable for the Fund's debts, obligations and liabilities.

                                   ARTICLE III

                                   MANAGEMENT

3.1  Management and Control

(a) Management and control of the business of the Fund shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of Managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager's authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company, as such term is defined by the 1940 Act. During any period in which the Fund shall have no Managers, the Advisor shall continue to serve as the Advisor to the Fund and shall have the authority to manage the business and affairs of the Fund.

(b) Members shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

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(c) The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law, and may appoint persons to serve as officers of the Fund, with such titles and authority as may be determined by the Board of Managers consistent with applicable law.

3.2  Actions by the Board of Managers

(a) Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

(b) The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings of the Board of Managers. Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone except where in-person attendance at a meeting is required by the 1940 Act. A majority of the Managers shall constitute a quorum at any meeting.

3.3  Meetings of Members

(a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

(b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage as of the record date for such meeting. The Board of Managers shall establish a record date not less than 10 days nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

3.4  Custody of Assets of the Fund

     The physical possession of all funds, Securities or other properties of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act and the

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rules thereunder.

3.5  Other Activities of Members and Managers

(a) The Managers shall not be required to devote all of their time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

(b) Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

3.6  Duty of Care

(a) Neither a Manager nor the Advisor shall be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of their services pursuant to any agreement, including this Agreement, between a Manager or the Advisor and the Fund for the provision of services to the Fund unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of a Manager or the Advisor, as applicable, constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the performance of their services to the Fund.

(b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any Member or third parties only as provided under the Delaware Act.

3.7  Indemnification

(a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

(b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

(c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to

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

a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Fund or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

(d) Any indemnification or advancement of expenses made pursuant to this Section
3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and (ii) in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this Section 3.7 has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this
Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which such indemnitee may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager or other person.

3.8  Fees, Expenses and Reimbursement

(a) The Advisor shall be entitled to receive such fees for services provided to the Fund as may be agreed to by the Advisor and the Fund pursuant to the Investment Advisory Agreement or other applicable agreement relating to such services.

(b) The Board of Managers may cause the Fund to compensate each Manager who is not an officer or employee of the Advisor (or of any Affiliate of the Advisor) for his or her services as such, and such Manager shall be reimbursed by the Fund for reasonable travel and out-of-pocket expenses incurred by him in performing his duties under this Agreement.

(c) The Fund shall bear all costs and expenses incurred in its business and operations, other than those specifically required to be borne by the Advisor pursuant to the Investment Advisory Agreement. Costs and expenses to be borne by the Fund include, but are not limited to, the following:

     (1) all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Private Strategy LPs;

     (2) all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs

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

     of compliance with applicable Federal and state laws;

     (3) all costs and expenses associated with the organization and operation of separate investment funds managed by Strategy Managers in which the Fund invests;

     (4) the costs and expenses of holding meetings of the Board and any meetings of Members, including costs associated with the preparation and dissemination of proxy materials;

     (5) the fees and disbursements of Fund counsel, legal counsel to the Independent Managers, independent accountants for the Fund and other consultants and professionals engaged on behalf of the Fund;

     (6) the Management Fee payable to the Advisor pursuant to the Investment Advisory Agreement;

     (7) the Administration Fee payable to the Advisor pursuant to the Investment Advisory Agreement;

     (8)  the  fees  payable  to   custodians   and  other   persons   providing
     administrative services to the Fund;

     (9) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board;

     (10) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members; and

     (11) such other types of expenses as may be approved from time to time by the Board of Managers.

     The Advisor shall be entitled to reimbursement from the Fund for any of the above costs and expenses that it pays on behalf of the Fund.

(d) Subject to procuring any required regulatory approvals, from time to time the Fund may, alone or in conjunction with other registered or unregistered investment funds or other accounts for which the Advisor, or any Affiliate of the Advisor, acts as general partner or investment advisor, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

                                   ARTICLE IV

                 TERMINATION OF STATUS OF ADVISOR AND MANAGERS,
                            TRANSFERS AND REPURCHASES

4.1  Termination of Status of the Advisor

     The status of the Advisor shall terminate if the Investment Advisory Agreement with the Advisor terminates and the Fund does not enter into a new Investment Advisory Agreement with the Advisor, effective as of the date of such termination.

4.2  Termination of Status of a Manager

     The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

4.3  Removal of the Managers

     Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

4.4  Transfer of Interests of Members

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

(a) An Interest of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or incompetency of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion); provided, however, that the Board of Managers may not consent to any Transfer other than a Transfer (i) in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain Transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), (iii) as a distribution from a qualified retirement plan or an individual retirement account, or (iv) a Transfer to which the Board of Managers may consent pursuant to the following sentence. The Board of Managers may consent to other pledges, transfers, or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer, or assignment, the Board of Managers shall consult with counsel to the Fund to ensure that such pledge, transfer, or assignment will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board of Managers which may be withheld in its sole discretion. Any pledge, transfer, or assignment not made in accordance with this
Section 4.4 shall be void.

(b) The Board of Managers may not consent to a Transfer of an Interest or a portion thereof of a Member unless: (i) the person to whom the Interest is Transferred (or each of the person's beneficial owners if such a person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Board of Managers believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or any successor rule thereto; and (ii) the entire Interest of the Member is Transferred to a single transferee or, after the Transfer of a portion of an Interest, the balance of the Capital Account of each of the transferee and transferor is not less than $25,000. Any transferee that acquires an Interest by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers an Interest with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that the transferee to whom such Interest is transferred is admitted to the Fund as a Member. Each Member effecting a Transfer and his transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such Transfer.

(c) Each Member shall indemnify and hold harmless the Fund, the Managers, the Advisor, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

4.5  Repurchase of Interests

(a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase that Interest or portion thereof. The Board of Managers from time to time, in its sole discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. However, the Fund shall not offer to repurchase Interests on more than two occasions during any one Fiscal Year unless it has received an opinion of counsel to the effect that such more frequent offers would not cause any adverse tax consequences to the Fund or the Members. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board of Managers shall consider the recommendation of the Advisor, and shall also consider the following factors, among others:

     (1) whether any Members have requested to tender Interests or portions thereof to the Fund;

     (2)  the liquidity of the Fund's assets;

     (3)  the investment plans and working capital requirements of the Fund;

     (4)  the relative economies of scale with respect to the size of the Fund;

     (5)  the history of the Fund in repurchasing Interests or portions thereof;

     (6)  the economic condition of the securities markets; and

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

     (7) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

     The Board of Managers shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms determined by the Board of Managers to be fair to the Fund and to all Members (including persons holding Interests acquired from Members), as applicable.

(b) A Member who tenders for repurchase only a portion of the Member's Interest will be required to maintain a capital account balance equal to $25,000. If a Member tenders an amount that would cause the Member's capital account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be purchased from the Member so that the required minimum balance is maintained.

(c) The Advisor may tender any Interest or a portion thereof that it holds as a Member under Section 4.5(a) hereof.

(d) The Board of Managers may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that the Board of Managers determines or has reason to believe that:

     (1) such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or incompetency of a Member;

     (2) ownership of such an Interest by a Member or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

     (3) continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, the Managers or the Advisor, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

     (4) such Member's continued participation in the Fund may cause the Fund to be classified as a "publicly traded partnership" within the meaning of Section 7704 of the Code and the Treasury Regulations thereunder;

     (5) any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

(e) Repurchases of Interests or portions thereof by the Fund shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Fund to repurchase Interests, promptly after the expiration date of such repurchase offer in accordance with the terms of such offer. Payment of the purchase price for an Interest (or portion thereof) shall consist of: (i) cash or a promissory note, which need not bear interest, in an amount equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of the Interest (or portion thereof) repurchased by the Fund determined as of the date of such repurchase (the "Initial Payment"); and, if determined to be appropriate by the Board of Managers or if the Initial Payment is less than 100% of the estimated unaudited net asset value, (ii) a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Interest (or portion thereof) repurchased by the Fund as of the date of such repurchase, determined based on the audited financial statements of the Fund for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment. Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay any portion of the repurchase price in marketable Securities (or any combination of marketable Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. Any promissory note given to satisfy the Initial Payment shall be due and payable not more than 45 days after the date of repurchase or, if the Fund has requested withdrawal of its capital from any Private Strategy LPs in order to fund the repurchase of Interests, 10 business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from such Private Strategy LPs.

(f) Subject to the approval of the Board of Managers and compliance with the 1940 Act, the Fund may impose a repurchase fee in connection with repurchases of Interests, including a fee applicable to repurchases of Interests (or portions thereof) effected prior to expiration of a specified period subsequent to a Member's admission to the Fund.

(g) A Member may at any time submit to the Fund a written request that the Fund repurchase the entire Interest of such Member, as contemplated by Section 6.1(c) hereof. Any such request shall be sent to the Fund by registered or certified mail, return receipt requested, and shall be deemed valid only if the Member has received a letter from the Fund acknowledging its

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                                       16
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receipt of the request.  The Fund shall send such letter to the Member  promptly upon its receipt of the Member's request.

                                    ARTICLE V

                                     CAPITAL

5.1  Contributions to Capital

(a) The minimum initial contribution of each Member to the capital of the Fund shall be such amount as the Board of Managers, in its discretion, may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Managers shall not be entitled to make contributions of capital to the Fund as Managers of the Fund, but may make contributions to the capital of the Fund as Members. The Advisor may make contributions to the capital of the Fund as a Member.

(b) Members may make additional contributions to the capital of the Fund effective as of such times as the Board of Managers, in its discretion, may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent provided in Section 5.6 hereof. The minimum initial capital contribution of a Member to the capital of the Fund shall be such amount as the Board of Managers, in its sole discretion, may determine from time to time.

(c) Initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash in readily available funds at the date of the contribution.

5.2  Rights of Members to Capital

     No Member shall be entitled to interest on any contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Interest pursuant to Section 4.5 hereof, (ii) pursuant to the provisions of Section 5.6 (c) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

5.3  Capital Accounts

(a) The Fund shall maintain a separate Capital Account for each Member.

(b) Each Member's Capital Account shall have an initial balance equal to the amount of cash constituting such Member's initial contribution to the capital of the Fund.

(c) Each Member's Capital Account shall be increased by the sum of (i) the amount of cash constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 through 5.6 hereof.

(d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.5, 5.9 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under Section 752 of the
Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 through 5.7 hereof.

5.4  Allocation of Net Profit and Net Loss; Allocation of Offering Costs

     As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period, and offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages for such Fiscal Period.

5.5  Allocation of Certain Expenditures

     Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, to the extent determined by the Board of Managers to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.

5.6  Reserves

(a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Advisor or the Board of Managers, such reserves to be in the amounts that the Board of Managers, in its sole discretion, deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as the Board of Managers, in its sole discretion, deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be. Charges against Members Capital Accounts shall not create an assessment against the Member.

(b) If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the net asset value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

(c) If any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

5.7  Tax Allocations

     For each fiscal year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior fiscal years (or relevant portions thereof). Allocations under this Section 5.7 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e)
promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulations 1.704-1(b)(2)(ii)(d).

     If the Fund realizes capital gains (including short-term capital gains) for Federal income tax purposes ("gains") for any fiscal year during or as of the end of which the Interests of one or more Positive Basis Members (as hereinafter defined) are repurchased by the Fund pursuant to Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such gains as follows: (i) to allocate such gains among such Positive Basis Members, pro rata in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and
(ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4.

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                                       18

     If the Fund realizes capital losses (including long-term capital losses) for Federal income tax purposes ("losses") for any fiscal year during or as of the end of which the Interests of one or more Negative Basis Members (as hereinafter defined) are repurchased by the Fund pursuant to Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such losses as follows: (i) to allocate such losses among such Negative Basis Members, pro rata in proportion to the respective Negative Basis (as hereinafter defined) of each such Negative Basis Member, until either the full amount of such losses shall have been so allocated or the Negative Basis of each such Negative Basis Member shall have been eliminated and (ii) to allocate any losses not so allocated to Negative Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4.

     As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which his Interest as of such time exceeds his "adjusted tax basis," for Federal income tax purposes, in his Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Fund under Section 752 of the
Code), and (ii) the term "Positive Basis Member" shall mean any Member whose Interest is repurchased by the Fund and who has Positive Basis as of the effective date of the repurchase, but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the second paragraph of this Section 5.7 equal to his Positive Basis as of the effective date of such repurchase.

     As used herein, (i) the term "Negative Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which his Interest as of such time is less than his "adjusted tax basis," for Federal income tax purposes, in his Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Fund under Section 752 of the
Code), and (ii) the term "Negative Basis Member" shall mean any Member whose Interest is repurchased by the Fund and who has Negative Basis as of the effective date of such repurchase, but such Member shall cease to be a Negative Basis Member at such time as it shall have received allocations pursuant to clause (i) of the third paragraph of this Section 5.7 equal to his Negative Basis as of the effective date of such repurchase.

5.8  Distributions

     The Board of Managers, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members' Investment Percentages.

5.9  Withholding

(a) The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

(b) For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Board of Managers, the amount of such excess.

(c) The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

                                   ARTICLE VI

                           DISSOLUTION AND LIQUIDATION

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

6.1  Dissolution

     The Fund shall be dissolved:

(a) upon the affirmative vote to dissolve the Fund by both: (i) the Board of Managers and (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

(b) upon the failure of Members to elect a successor Manager at a meeting called by the Advisor in accordance with Section 2.6(c) hereof when no Manager remains to continue the business of the Fund;

(c) upon the expiration of any two year period that commences on the date on which any Member has submitted, in accordance with the procedure specified in
Section 4.5(g) hereof, a written notice to the Fund requesting the repurchase of his entire Interest by the Fund, if such Interest has not been repurchased by the Fund; or

(d) as required by operation of law.

     Dissolution of the Fund shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Fund as provided above, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

6.2  Liquidation of Assets

(a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board of Managers shall promptly appoint the Administrator as the liquidator and the Administrator shall liquidate the business and administrative affairs of the Fund, except that if the Board of Managers does not appoint the Administrator as the liquidator or the Administrator is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board of Managers or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:

     (1) the debts of the Fund, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

     (2) such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a pro rata basis;

     (3) the Members shall next be paid on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

(b) Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Fund, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

                                   ARTICLE VII

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

7.1  Accounting and Reports

(a) The Fund shall adopt for tax accounting purposes any accounting method that the Board of Managers shall decide in its sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

(b) After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete federal, state and local income tax or information returns and any other tax information required by federal, state or local law.

(c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Fund may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

7.2  Determinations by the Board of Managers

(a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

(b) The Board of Managers may make such adjustments to the computation of Net Profit or Net Loss, the Allocation Change with respect to any Member, or any components comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

7.3  Valuation of Assets

(a) Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Fund as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b) The Fund will value interests in Private Strategy LPs at their "fair value," as determined in good faith by the Board of Managers, which value ordinarily will be the value of an interest in a Private Strategy LP determined by the Strategy Manager of the Private Strategy LP in accordance with the policies established by the Private Strategy LP, absent information indicating that such value does not represent the fair value of the interest.

(c) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

8.1  Amendment of Limited Liability Company Agreement

(a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

(b) Any amendment that would:

     (1) increase the obligation of a Member to make any contribution to the capital of the Fund;

     (2) reduce the Capital  Account of a Member other than in  accordance  with
Article V; or

     (3) modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender his entire Interest for repurchase by the Fund.

(c) The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this
Section 8.1 shall specifically include the power to:

     (1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

     (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(a) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

     (3) amend this Agreement to make such changes as may be necessary or advisable to ensure that the Fund will not be treated as an association or a publicly traded partnership taxable as a corporation as defined in Section 7704(b) of the Code.

(d) The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

8.2  Special Power of Attorney

(a) Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Fund's assets appointed pursuant to
Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

     (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

     (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Fund; and

     (3) all such other instruments, documents and certificates that, in the opinion of legal counsel to the Fund, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

(b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

(c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:

     (1)  shall  be   irrevocable   and   continue  in  full  force  and  effect
notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund or Board of Managers shall have had notice thereof; and

     (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

8.3  Notices

     Except as otherwise set forth in this Agreement, notices that may be or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Fund, the Board of Managers or the Advisor, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Fund. Notices shall be deemed to have been provided when delivered by hand on the date indicated as the date of receipt on a return receipt, or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

8.4 Agreement Binding Upon Successors and Assigns

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

8.5  Applicability of 1940 Act and Form N-2

     The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

8.6 Choice of Law

     Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

8.7  Not for Benefit of Creditors

     The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

8.8  Consents

     Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

8.9  Merger and Consolidation

(a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

(b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with
Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability Fund in the merger or consolidation, or (iii) provide that the limited liability Fund agreement of any other constituent limited liability Fund to the merger or consolidation

(including a limited liability Fund formed for the purpose of consummating the merger or consolidation) shall be the limited liability Fund agreement of the surviving or resulting limited liability Fund.

8.10 Pronouns

     All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

8.11 Confidentiality

(a) A Member may obtain from the Fund such information regarding the affairs of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

(b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

(c) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Fund determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

8.12 Certification of Non-Foreign Status

     Each Member or transferee of an Interest from a Member shall certify, upon admission to the Fund and at such other times thereafter as the Board of Managers may request, whether such Member is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 60 days of any change in such Member's status.

8.13 Severability

     If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

8.14 Filing of Returns

     The Board of Managers or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Fund.

8.15 Tax Matters Partner

(a) A Manager who is a Member shall be designated on the Fund's annual Federal income tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Fund for purposes of Section 6231(a)(7) of the Code. In the event that no Manager is a Member, a Member shall be so designated. Should any Member be designated as the Tax Matters Partner for the Fund pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board of Managers all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices, and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Fund under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Fund from any and all liabilities and obligations that arise from or by reason of such designation.

(b) Each person (for purposes of this Section 8.15, called a "Pass-Thru Member") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Fund holding such interests through such Pass-Thru Member. In the event the Fund shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Fund.

8.16 Section 754 Election

     In the event of a distribution of Fund property to a Member or an assignment or other transfer (including by reason of death) of all or part of the interest of a Member in the Fund, at the request of a Member, the Board of Managers, in its discretion, may cause the Fund to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Fund property as provided by Sections 734 and 743 of the Code.

8.18 Use of Name "Altis"

     Altis Advisors, Inc hereby grants to the Fund a royalty-free, non-exclusive license to use the name "Altis" in the name of the Fund for the duration of this Agreement and any extensions or renewals thereof. The ability to use the "Altis" is not warranted by Altis Advisors, Inc. since Altis Advisors, Inc. hold no trademark for the name Altis. Each license may, upon termination of this Agreement, be terminated by Altis Advisors, Inc, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Altis" as the case may be, in the name of the Fund or otherwise. The name "Altis" may be used or licensed by Altis Advisors, Inc., in connection with any of its activities, or licensed by Altis Advisors, Inc. to any other party.

     EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE CONFIDENTIALITY CLAUSE SET FORTH IN
SECTION 8.11.



     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


MANAGERS:

/s/ Gordon Dihle
----------------------------------
Gordon Dihle

/s/  Jack Dillon
----------------------------------
Jack Dillon

/s/ Mark Feist
----------------------------------
Mark Feist


ORGANIZATIONAL MEMBER:


ALTIS ADVISORS, INC.

 By:_____________________________________
    Gordon Dihle, President



MEMBERS:

Each person who shall sign an investor application or certification and who shall be accepted by the Board of Managers to the Fund as a Member.

ADVISOR:

ALTIS ADVISORS, INC.


By:________________________________________

Name:______________________________________
Title:_____________________________________

                                                                     Exhibit (g)
                                                                     -----------



                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, made as of the 18th day of August, 2002, by and between ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC, a Delaware limited liability company (the "Fund"), and ALTIS ADVISORS, INC., a Colorado corporation (hereinafter referred to as "AAI").

     WHEREAS, the Fund is a non-diversified, closed-end management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "Investment Company Act"), and AAI is an investment advisor registered as such with the Commission under the Investment Advisers Act of 1940;

     WHEREAS, the Fund desires that AAI shall act as its investment advisor pursuant to this Agreement;

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, it is agreed by and between the parties, as follows:

     1. GENERAL PROVISIONS.

     The Fund hereby employs AAI and AAI hereby undertakes to act as the investment advisor of the Fund and to perform for the Fund such other duties and functions as are hereinafter set forth. AAI shall, in all matters, give to the Fund and the Board of Managers of the Fund (the "Board") the benefit of its best judgment, effort, advice and recommendations and shall at all times, conform to and use its best efforts to enable the Fund to conform to (i) the provisions of the Investment Company Act and any rules or regulations thereunder; (ii) any other applicable provisions of state or Federal law; (iii) the provisions of the Limited Liability Company Agreement of the Fund, as amended from time to time (the "LLC Agreement"); (iv) policies and determinations of the Board, (v) the investment policies and investment restrictions of the Fund as reflected in the registration statement of the Fund under the Investment Company Act or as such policies may, from time to time, be amended; and (v) the Prospectus and Statement of Additional Information of the Fund in effect, as may be amended from time to time (the "current Prospectus and/or SAI"). The appropriate officers and employees of AAI shall be available upon reasonable notice for consultation with any members of the Board or officers of the Fund with respect to any matters dealing with the business and affairs of the Fund including the valuation of any of the portfolio securities of the Fund.

     2. INVESTMENT MANAGEMENT.

     (a) AAI shall, subject to the direction and control by the Fund, (i) provide day to day investment services to the Fund regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities for the Fund; (ii) develop, implement and supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased and sold by the Fund; (iii) select a group of alternative investment managers ("Portfolio Managers") and determine the portion of the Fund's assets to be allocated to each Portfolio Manager; and (iv) arrange, subject to the provisions of paragraph 6 hereof, for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund.

     (b) Provided that the Fund shall not be required to pay any compensation for services other than as provided by the terms of this Agreement, including the provisions of paragraph 6 hereof, AAI may: (i) obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services;
and (ii) enter into investment sub-advisory agreements with any registered investment advisors, subject to such approvals of the Board and Members (defined in the current Prospectus and/or SAI as investors who purchase a limited liability company interest in the Fund ("Interests") and other persons who acquire Interests and are admitted to the Fund by the Board) as may be required to comply with applicable provisions of the Investment Company Act, to provide any or all of the investment advisory services required to be provided by AAI under this Agreement.

     (c) Provided that nothing herein shall be deemed to protect AAI from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, AAI shall not be liable for any loss sustained by reason of good faith errors or omissions of AAI or any affiliate of AAI, or their respective directors, officers or employees, in connection with any matters to which this Agreement relates.

     (d) Nothing in this Agreement shall prevent AAI or any affiliate thereof from acting as investment advisor for any other person, firm, fund, corporation or other entity and shall not in any way limit or restrict AAI, or any of its affiliates, or their respective directors, officers, stockholders or employees from buying, selling or trading any securities or other investments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by AAI of its duties and obligations under this Agreement and under the Investment Advisers Act of 1940 and further provided that such activities do not violate any provisions of the codes of ethics of AAI and its affiliates governing personal securities trading by a person who is a "covered person," as defined by such codes, of the Fund.

     3. ALLOCATION OF EXPENSES.

     All costs and expenses of the Fund not expressly assumed by AAI under this Agreement, shall be paid by the Fund, including, but not limited to: (i) interest and taxes; (ii) brokerage commissions and other expenses incurred in acquiring or disposing of the portfolio securities and other investments of the Fund; (iii) insurance premiums for fidelity and other coverage requisite to the Fund's operations; (iv) fees of the persons serving on the Board who are not officers or employees of AAI or of any affiliate of Altis Securities, Inc.; (v) the fees and disbursements of legal counsel to the Fund and counsel to the Board who are not "interested persons," as defined by the Investment Company Act and the rules thereunder, of the Fund; (vi) accounting and audit fees and expenses;
(vii) custodian and administrative fees and expenses;(viii) expenses incident to the repurchase of membership interests in the Fund ("Interests") from Members;
(ix) expenses incident to the issuance of Interests against payment therefor by or on behalf of the investors; (x) fees and expenses incident to the registration under Federal and state securities laws of Interests for public sale; (xi) expenses of printing and mailing prospectuses, reports and notices to Members and proxy materials; (xii) all expenses incident to holding meetings of the Board and Members; and (xiii) such extraordinary non-recurring expenses as may arise, including litigation, affecting the Fund and any legal obligation as to which the Fund may be required to indemnify the Board or other person. Any officers or employees of AAI (or any entity controlling, controlled by, or under common control with AAI) who may also serve as officers, Board members or employees of the Fund shall not receive any compensation from the Fund for their services.

     4. COMPENSATION OF AAI.

     (a) Management Fee: In consideration of the services provided by AAI under this Agreement, the Fund agrees to pay AAI a monthly management fee computed at the annual rate of 1.50% of the aggregate value of outstanding Interests determined as of the last day of the month (before any repurchases of Interests).

     5. USE OF NAME "ALTIS"

     Altis Advisors, Inc. hereby grants to the Fund a royalty-free, non-exclusive license to use the name "Altis" in the name of the Fund for the duration of this Agreement and any extensions or renewals thereof. The ability to use the name "Altis" is not warranted by Altis Advisors, Inc. since Altis Advisors, Inc. holds no trademark for the name Altis. Such license may, upon termination of this Agreement, be terminated by Altis Advisors, Inc., in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Altis" in the name of the Fund or otherwise. The name "Altis" may be used or licensed by Altis Advisors, Inc. in connection with any of its activities, or licensed by Altis Advisors, Inc. to any other party.

     6. PORTFOLIO TRANSACTIONS AND BROKERAGE.

     (a) To the extent it places transactions for the Fund, AAI is authorized, in arranging the purchase and sale of the portfolio securities and other investments of the Fund to employ or deal with such members of securities or commodities exchanges, brokers or dealers, including "affiliated" broker-dealers, as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable security price obtainable) of the portfolio transactions of the Fund as well as to obtain, consistent with the provisions of subparagraph (c) of this paragraph 6, the benefit of such investment information or research as may be of significant assistance to the performance by AAI of its investment management functions.

     (b) To the extent it places transactions for the Fund, AAI shall select broker-dealers [to effect the portfolio transactions of the Fund] on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transactions will be judged by

AAI on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the portfolio transactions of the Fund by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities or other investments might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

     (c) To the extent it places transactions for the Fund, AAI shall have discretion, in the interests of the Fund, to allocate brokerage [on the portfolio transactions of the Fund] to broker-dealers, other than an affiliated broker-dealer, qualified to obtain best execution of such transactions who provide research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934) to AAI, which may assist AAI in managing the assets of the Fund or other accounts for which AAI or any affiliate of AAI exercises "investment discretion" (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934) and to cause the Fund to pay such broker-dealers a commission for effecting a portfolio transaction for the Fund that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if AAI determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer viewed in terms of either that particular transaction or the overall responsibilities of AAI or its affiliates with respect to accounts as to which they exercise investment discretion. In reaching such determination, AAI will not be required to place or attempt to place a specific dollar value on the brokerage or research services provided or being provided by such broker-dealer. In demonstrating that such determinations were made in good faith, AAI shall be prepared to show that all commissions were allocated for purposes contemplated by this Agreement and that the total commissions paid by the Fund over a representative period selected by the Board were reasonable in relation to the benefits to the Fund.

     (d) To the extent it places transactions for the Fund, AAI shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or "posted" commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Fund for effecting its portfolio transactions to the extent consistent with the interests and policies of the Fund.

     (e) The Fund recognizes that an affiliated broker-dealer: (i) may act as one of the Fund's regular brokers for the Fund so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Fund; and (iii) may effect portfolio transactions for the Fund only if the commissions, fees or other remuneration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act to be within the permissible level of such commissions.

     (f) Subject to the foregoing provisions of this paragraph 6, AAI may also consider sales of Interests as a factor in the selection of broker-dealers for its portfolio transactions.

     (g) The provisions of this paragraph 6 shall apply to any affiliate of AAI that is retained to provide investment advisory services to the Fund.

     7. DURATION.

     This Agreement will take effect on the date first set forth above. Unless earlier terminated pursuant to paragraph 10 hereof, this Agreement shall remain in effect for a period of two (2) years from such date and thereafter from year to year, so long as such continuance shall be approved at least annually by the Board, including the vote of the majority of the Board who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act and the rules thereunder) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority of the outstanding voting securities of the Fund" (as defined in the Investment Company Act), subject in such case to the approval by a vote of the majority of the Board who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act and the rules thereunder) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     8. DISCLAIMER OF MEMBER OR MANAGER LIABILITY.

     AAI understands and agrees that the obligations of the Fund under this Agreement are not binding upon the Board or any Member of the Fund personally, but bind only the Fund and the Fund's property; AAI represents that it has notice of the provisions of the LLC Agreement disclaiming Member and Board liability for acts and obligations of the Fund.

     9. ASSIGNMENT OR AMENDMENT.

     Any amendment to this Agreement shall be in writing and shall be subject to: (i) the approval of the Board, including the vote of a majority of the Board who are not "interested persons," as defined by the Investment Company Act and the rules thereunder; (ii) the affirmative vote or written consent of the holders of a "majority of the outstanding voting securities" of the Fund," as defined by the Investment Company Act, to the extent such a vote of security holders is required by the Investment Company Act. This Agreement shall automatically and immediately terminate in the event of its "assignment," as defined in the Investment Company Act.

     10. TERMINATION.

     This Agreement may be terminated (i) by AAI at any time without penalty upon sixty days' written notice to the Fund (which notice may be waived by the Fund); or (ii) by the Fund at any time without penalty upon sixty days' written notice to AAI (which notice may be waived by AAI), provided that such termination by the Fund shall be directed or approved by the Board or by the vote of the holders of a "majority of the outstanding voting securities" of the Fund, as defined by the Investment Company Act.

     11. QUESTIONS OF INTERPRETATION.

     This Agreement shall be governed by the laws of the State of Colorado applicable to agreements made and to be performed entirely within the State of Colorado (without regard to any conflicts of law principles thereof). Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     12. DEFINITIONS.

     The terms and provisions of the Agreement shall be interpreted and defined in a manner consistent with the terms and provisions of the Investment Company Act and the rules thereunder.

ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC


By:  s/s Jack C. Dillon
   ---------------------------------
Title:   Board of Managers


ALTIS ADVISORS, INC.


By:  s/s  Gordon Dihle
   ---------------------------------
Title:   President

                                                                 Exhibit (h) (i)
                                                                 ---------------

                         GENERAL DISTRIBUTOR'S AGREEMENT

                                     between

                  ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC

                                       and

                             ALTIS SECURITIES, INC.
August 18, 2002


Altis Securities, Inc.
6041 South Syracuse Way
Suite 307
Greenwood Village, Colorado  80111

Dear Sirs:

     Altis Limited Alternative Strategy Fund, LLC, a Delaware limited liability company (the "Fund"), is registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is registering $50,000,000 of its limited liability company interests ("Interests") under the Securities Act of 1933, as amended (the "1933 Act"), to be offered for sale in a public offering in accordance with the terms and conditions set forth in the Prospectus and Statement of Additional
Information (the "current Prospectus and/or SAI") included in the Fund's Registration Statement filed with the Securities and Exchange Commission on Form N-2, as it may be amended from time to time.

     In  this  connection,  the  Fund  desires  that  your  firm  (the  "General
Distributor") act as General Distributor for the sale and distribution of Interests which have been registered as described above and of any additional Interests which may become registered during the term of this Agreement. You have advised the Fund that you are willing to act as the distributor of Interests, and it is accordingly agreed by and between us as follows:

1. Appointment of the General Distributor. The Fund hereby appoints you as the sole general distributor of Interests in connection with the aforesaid public offering of Interests, and the Fund further agrees from and after the date of this Agreement, that it will not, without your consent, sell or agree to sell any Interests otherwise than through you, except (a) the Fund may itself sell Interests without sales charges as an investment to the officers, trustees or directors and bona fide present and former full-time employees of the Fund, the Fund's investment adviser and affiliates thereof, and to other investors who are identified in the current Prospectus and/or SAI as having the privilege to buy Interests at the public offering price described in the Prospectus; (b) the Fund may issue Interests in connection with a merger, consolidation or acquisition of assets on such basis as may be authorized or permitted by the 1940 Act and the rules thereunder; and (c) the Fund may issue Interests in connection with the reinvestment of distributions made by the Fund or of any other investment company if permitted by the current Prospectus and/or SAI.

2. Sale of Interests. You agree to serve as the general distributor of Interests in accordance with the terms of this Agreement, and to offer Interests to investors as agent of the Fund either directly or through broker-dealers which enter into selling agreements with you. In connection with the offering of Interests, you further agree that:

     (a) You will use your best efforts to sell Interests, provided, however, that when requested by the Fund at any time because of market or other economic considerations or abnormal circumstances of any kind, or when agreed to by mutual consent between you and the Fund, you will suspend such efforts. The Fund may also withdraw the offering of Interests at any time when required by the provisions of any statute, order, rule or regulation of any governmental body having jurisdiction. It is understood that you do not undertake to sell all or any specific number or amount of Interests.

     (b) You will not make offers or sales of Interests except in the manner set forth in the Fund's Registration Statement. We have established procedures that are to be followed in connection with the offer and sale of Interests and you agree not to make offers or sales of any Interests and agree to require all broker-dealers that enter into selling agreements with you not to make any such offers or sales except in compliance with such procedures. In this regard, you agree that:

          (i) No sale of Interests to any one investor will be for less than the minimum amount as may be specified in the Prospectus or as the Fund shall advise you.

          (ii) No offer or sale of Interests will be made in any state or jurisdiction, or to any prospective investor located in any state or jurisdiction, where Interests have not been registered or qualified for offer and sale under applicable state securities laws unless Interests are exempt from the registration or qualification requirements of such laws.

          (iii) Sales of Interests will be made only to "accredited investors" as that term is defined by Rule 501(a) of Regulation D under the Securities Act of 1933.

     (c) You will furnish to prospective investors only such information concerning the Fund and the offering of interests as may be contained in the
Prospectus and/or SAI or any written supplements thereto, and such other materials as you have prepared and which comply with applicable laws and regulations and with applicable rules and interpretations of National Association of Securities Dealers Regulation, Inc. ("NASDR"). For purposes of the offering of Interests, the Fund will furnish to you [at your expense] copies of the Prospectus (or prior to the effective date of the Fund's registration under the 1933 Act, copies of the preliminary prospectus) and the SAI which shall be furnished by you to prospective investors as required by applicable law and regulations. Additional copies of the Prospectus and the SAI will be furnished in such numbers as you may reasonably request for purposes of the offering.

     (d) The closing of the initial offering of Interests will occur on such date as we shall agree. Thereafter, Interests shall be offered and made available for purchase on a monthly basis as described in the Prospectus and/or SAI or on such other basis as may be determined by the Fund.

3. Sales Charge. Interests shall be sold by you at the public offering price described in the Prospectus, including a front-end sales charge not in excess of 5.5% of the offering price, but which front-end sales charge shall be reduced or eliminated for larger sales and under other circumstances or with respect to certain types of investors, in each case on the basis set forth in the current Prospectus and/or SAI. An underwriting fee of 0.5% will be retained by you and/or any other broker-dealer whom you may designate as a co-underwriter and the balance of the sales load may be re-allowed to broker-dealers as you may determine, and you (or one of your affiliates) may make payments of such additional selling compensation to broker-dealers through which sales are made, as you may determine, from your own resources (such dealers and brokers shall collectively include all domestic or foreign institutions eligible to offer and sell the Interests).

4. Purchase of Interests.

     (a) As General Distributor, you shall have the right to accept or reject orders for the purchase of Interests at your discretion. Any consideration that you may receive in connection with a rejected purchase order must be returned promptly.

     (b) You agree promptly to issue, or to cause the duly appointed investor servicing agent of the Fund to issue as your agent, confirmations of all accepted purchase orders and to transmit a copy of such confirmations to the Fund. The full subscription amounts payable in connection with each order for the purchase of Interests by an investor shall be transmitted by you or by the selling dealer to the Fund's escrow agent, including applicable sales charges, within the periods specified in the current Prospectus and/or SAI.

5. 1933 Act Registration. The Fund agrees that it will use its best efforts to maintain the effectiveness of the Registration Statement under the 1933 Act. The Fund further agrees to prepare and file any amendments to the Registration Statement as may be necessary and any supplemental data in order to comply with the 1933 Act.

6. 1940 Act Registration. The Fund is registered under the 1940 Act as a closed-end management investment company, and will use its best efforts to maintain such registration and to comply with the requirements of the 1940 Act.

7. State Blue Sky Qualification. At your request, the Fund will take such steps as may be necessary and feasible to qualify Interests for sale in states, territories or dependencies of the United States, the District of Columbia, and the

Commonwealth of Puerto Rico, in accordance with the laws thereof, and to renew or extend any such qualification; provided, however, that the Fund shall not be required to qualify Interests or to maintain the qualification of Interests in any jurisdiction where it shall deem such qualification disadvantageous to the Fund.

8. Duties of General Distributor. You agree that:

     (a) You shall furnish to the Fund any pertinent information required to be inserted with respect to you as General Distributor within the purview of the Securities Act of 1933 in any reports or registrations required to be filed with any governmental authority;

     (b) You will not make any representations inconsistent with the information contained in the current Prospectus and/or SAI;

     (c) You shall maintain such records as may be reasonably required for the Fund or its investor servicing agent to respond to member requests or complaints, and to permit the Fund to maintain proper accounting records, and you shall make such records available to the Fund and its investor servicing agent upon request; and

     (d) In performing your duties under this Agreement, you shall comply with all requirements of the Fund's current Prospectus and/or SAI and all applicable laws, rules and regulations with respect to the purchase, sale and distribution of Interests.

9. Allocation of Costs. The Fund shall pay the cost of composition and printing of sufficient copies of its Prospectus and SAI as shall be required for periodic distribution to its members and the expense of registering Interests for sale under federal securities laws and for qualifying such Interests under state blue sky laws pursuant to paragraph 7. You shall pay the expenses normally attributable to the sale of Interests, other than those to be paid by the Fund, including the cost of printing and mailing of the Prospectus (other than those furnished to existing investors) and any sales literature used by you in the public sale of Interests.

10. Duration. This Agreement will take effect on the date first set forth above. Unless earlier terminated pursuant to paragraph 11 hereof, this Agreement shall remain in effect for a period of two (2) years from such date and thereafter from year to year, so long as such continuance shall be approved at least annually by the Board of Managers of the Fund, including the vote of the majority of the Managers who are not parties to this Agreement or "interested persons" (as defined by the 1940 Act and the rules thereunder) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

11. Termination. This Agreement may be terminated (i) by the General Distributor at any time without penalty upon sixty days' written notice to the Fund (which notice may be waived by the Fund); or (ii) by the Fund at any time without penalty upon sixty days' written notice to the General Distributor (which notice may be waived by the General Distributor).

12. Amendment and Assignment. Any amendment to this Agreement shall be in writing and shall be subject to the approval of the Board, including the vote of a majority of the Managers who are not "interested persons," (as defined by the 1940 Act and the rules thereunder), of the Fund or the General Distributor. This Agreement shall automatically and immediately terminate in the event of its "assignment," (as defined by the 1940 Act and the rules thereunder).

13. Disclaimer of Manager and Member Liability. The General Distributor understands and agrees that the obligations of the Fund under this Agreement are not binding upon any Manager or member of the Fund personally, but bind only the Fund and the Fund's property; the General Distributor represents that it has notice of the provisions of the Limited Liability Company Agreement of the Fund disclaiming Manager and member liability for acts or obligations of the Fund.

14. Section Headings. The headings for each section are for descriptive purposes only, and such headings are not to be construed or interpreted as part of this Agreement.

     If the foregoing is in accordance with your understanding, so indicate by signing in the space provided below.

                                Altis Limited Alternative Strategy Fund, LLC


                                By:  s/s Jack C. Dillon
                                   -----------------------------------------
                                Name:    Jack C. Dillon
                                Title:   Board of Managers

Accepted:


Altis Securities, Inc.


By:  s/s Gordon Dihle
   --------------------------------
Name:    Gordon Dihle
Title:   President

                                                                 Exhibit (k) (i)
                                                                 ---------------



                            ADMINISTRATION AGREEMENT

                                 BY AND BETWEEN

                              ALTIS ADVISORS, INC.

                                       AND

                            ALTIS LIMITED ALTERNATIVE
                               STRATEGY FUND, LLC



     AGREEMENT made as of the 18th day of August, 2002, by and between ALTIS ADVISORS, INC., a Colorado corporation ("Altis"), and ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC, a Delaware limited liability company (the "Fund").

RECITAL

     WHEREAS, Altis is in the business of providing services to registered investment companies; and

     WHEREAS, the Fund wishes to retain Altis to provide various services relating to the operations of the Fund pursuant to this Agreement and Altis wishes to provide such services;

     NOW THEREFORE, in consideration of the terms and conditions herein contained, the parties agree as follows:

1.   Appointment of Altis.

     (a) The Fund hereby retains Altis to provide and Altis hereby agrees to provide the following services to the Fund:

          (i) the provision of office space, telephone and utilities;

          (ii) the provision of administrative and secretarial, clerical and other personnel as may reasonably be required by the Fund in connection with its operations and the services required to be provided by ALTIS under this Agreement;

          (iii) the general supervision of the entities which are retained by the Fund to provide accounting services, investor services and custody services to the Fund;

          (iv) the handling of inquiries from members of the Fund ("Members") regarding the Fund, including but not limited to questions concerning their investments in the Fund and capital account balances;

          (v) monitoring relations and communications between members of the Fund ("Members") and the Fund;

          (vi) assisting in the drafting and updating of the Fund's registration statement, including its prospectus and statement of additional information;

          (vii) assisting in the maintenance of Member information, such as changes of address and employment;

          (viii) assisting in the review of investor applications for purposes of determining the eligibility of investors to purchase interests in the Fund ("Interests");

          (ix) reviewing, approving and assisting in the preparation of regulatory filings with the Securities and Exchange Commission (the "Commission") and state securities regulators and other Federal and state regulatory authorities;

          (x) preparing reports to and other informational materials for Members
and assisting  in  the  preparation  of  proxy  statements   and  other   Member
communications;

          (xi)  monitoring  the  Fund's  compliance  with  Federal   and   state
regulatory requirements (other than those relating to investment compliance);

          (xii) reviewing accounting records and financial reports of the Fund, assisting with the preparation of the financial reports of the Fund and acting as liaison with the Fund's administrator, legal counsel and independent auditors;

          (xiii) assisting in the preparation and filing of Fund tax returns;

          (xiv) coordinating and organizing meetings of the Board of Managers of the Fund (the "Board") and meetings of Members as may be called by the Board from time to time;

          (xv) preparing materials and reports for use in connection with meetings of the Board;

          (xvi) maintaining and preserving those books and records of the Fund not otherwise required to be maintained by ALTIS, any investment subadvisers of the Fund or the Fund's administrator or custodian;

          (xvii) reviewing and arranging for payment of the expenses of the Fund; and

          (xviii) assisting the Fund in conducting periodic repurchases of Interests.

     (b) Altis is authorized to utilize the services of its affiliates and their respective officers and employees in providing any of the services required to be provided by Altis under this Agreement.

2.   Altis Fee; Reimbursement of Expenses.

     (a) In consideration for the provision by Altis of its services under this Agreement, the Fund will pay Altis a monthly fee computed at the annual rate of 0.50% of the aggregate value of outstanding Interests determined as of the last day of each calendar month (the " Altis Fee"), before repurchases of Interests. The Altis Fee shall be paid promptly after the end of each month.

     (b) Altis is responsible for bearing all costs and expenses associated with the provision of its services hereunder. The Fund shall pay all other expenses associated with the conduct of its business.

3. Liability of Altis. Altis shall not be liable for any loss sustained by reason of good faith errors or omissions of Altis or any affiliate of Altis, or their respective directors, officers or employees, in connection with any matters to which this Agreement relates; provided, however, that nothing in this Agreement shall be deemed to protect Altis from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement.

4. Liability of Managers and Members. Altis understands and agrees that the obligations of the Fund under this Agreement are not binding upon any Member or person serving on the Board ("Manager") of the Fund personally, but bind only the Fund and the Fund's property; Altis represents that it has notice of the provisions of the Limited Liability Company Agreement of the Fund disclaiming Member and Manager liability for acts and obligations of the Fund.

5. Duration. This Agreement will take effect on the date first set forth above. Unless earlier terminated pursuant to paragraph 6 hereof, this Agreement shall remain in effect for a period of two (2) years from such date and thereafter from year to year, so long as such continuance shall be approved at least annually by the Board, including the vote of the majority of the Managers who are not parties to this Agreement or "interested persons," as defined by the Investment Company Act of 1940, as amended (the "Investment Company Act") and the rules thereunder, of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority of the outstanding voting securities of the Fund"

(as defined by the Investment Company Act), subject in such case to the approval by a vote of the majority of the Managers who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act and the rules thereunder) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

6. Assignment or Amendment. Any amendment to this Agreement shall be in writing and shall be subject to the approval of the Board, including the vote of a majority of the Managers who are not "interested persons," as defined by the Investment Company Act and the rules thereunder. This Agreement shall automatically and immediately terminate in the event of its "assignment," as defined in the Investment Company Act and the rules thereunder.

7. Termination. This Agreement may be terminated (i) by Altis at any time without penalty upon sixty days' written notice to the Fund (which notice may be waived by the Fund); or (ii) by the Fund at any time without penalty upon sixty days' written notice to Altis (which notice may be waived by Altis).

8. Choice of Law. This Agreement shall be governed by the laws of the State of Colorado applicable to agreements made and to be performed entirely within the State of Colorado (without regard to any conflicts of law principles thereof). Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

ALTIS ADVISORS, INC.

By: s/s Gordon Dihle
   -------------------------------
Name:    Gordon Dihle
Title:   President

ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC

By:  s/s Jack C. Dillon
   -------------------------------
Name:    Jack C. Dillon
Title:   Board of Managers

                                                                Exhibit (k) (ii)
                                                                ----------------

                          INVESTOR SERVICING AGREEMENT

                                 BY AND BETWEEN

                             ALTIS SECURITIES, INC.

                                       AND

                            ALTIS LIMITED ALTERNATIVE
                               STRATEGY FUND, LLC


     AGREEMENT, made as of the 18th day of August, 2002, by and between ALTIS SECURITIES, INC., a Colorado corporation ("ASI"), and ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC, a Delaware limited liability company (the "Fund").

                                     RECITAL

     WHEREAS, ASI and its affiliates are in the business of providing services to registered investment companies; and

     WHEREAS, the Fund wishes to retain ASI to facilitate, on behalf of the Fund, the provision by broker-dealers and financial advisors of personal investor services and account maintenance services ("Investor Services") to members of the Fund ("Members") that are customers of such broker-dealers and financial advisors and ASI wishes to facilitate, on behalf of the Fund, the provision of Investor Services by broker-dealers to their customers that are Members;

     NOW THEREFORE, in consideration of the terms and conditions herein contained, the parties agree as follows:

     1. Appointment of ASI.

     (a) The Fund hereby authorizes ASI to retain broker-dealers, and financial advisors not affiliated with a broker-dealer whose clients purchase Interests without a sales charge, and that have entered into an appropriate agreement with Altis to provide Investor Services to Members who are customers of such broker-dealers and financial advisors (the "Investor Service Providers"). Investor Services shall include, but shall not be limited to:

          (i) handling inquiries from Members regarding the Fund, including but not limited to questions concerning their investments in the Fund, capital account balances, and reports and tax information provided by the Fund;

          (ii) assisting in the enhancement of relations and communications between Members and the Fund;

          (iii) assisting in the establishment and maintenance of Members' accounts with the Fund;

          (iv) assisting in the maintenance of Fund records containing Member information, such as changes of address; and

          (v) providing such other information and Member liaison services as ASI may reasonably request.

     2. Investor Servicing Fee.

     (a) In recognition of the payments ASI will make to the Investor Service Providers that provide Investor Services, the Fund will make payments to ASI within 30 days of the end of each calendar quarter to reimburse ASI for all or a portion of such payments made to each such Investor Service Provider, in an amount not to exceed with respect to each Investor Service Provider the lesser of: (i) 0.25% (on an annualized basis) of the aggregate value of outstanding Interests held by investors that receive services from the Investor Service
Provider,  determined  as of  the  last  day  of the  calendar  quarter

(before repurchases of Interests) (the "Investor Servicing Fee"); or (ii) ASI's actual payments to the Investor Service Provider.

     (b) ASI may pay amounts pursuant to this Section 2 to any "affiliated person" (as that term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act")) of ASI if such affiliated person is a Service Provider.

     3. Duties of ASI.

     (a) ASI agrees to retain the Investor Service Providers to provide Investor Services and to compensate such Investor Service Providers for their services.

     (b) ASI shall report to the Board of Managers of the Fund (the "Board") on a quarterly basis regarding: (i) the nature of the Investor Services provided by the Investor Service Providers; (ii) the amount of payments made by ASI to such Investor Service Providers; and (iii) the amount of Investor Servicing Fees paid by the Fund.

     4. Liability of the Fund. ASI understands and agrees that the obligations of the Fund under this Agreement are not binding upon any Member or any person serving on the Board (a "Manager") personally, but bind only the Fund and the Fund's property. ASI represents that it has notice of the provisions of the Fund's Limited Liability Company Agreement disclaiming Member and Manager liability for acts and obligations of the Fund.

     5. Duration. This Agreement will take effect on the date first set forth above. Unless earlier terminated pursuant to paragraph 7 hereof, this Agreement shall remain in effect for a period of two (2) years from such date and thereafter from year to year, so long as such continuance shall be approved at least annually by the Board, including the vote of the majority of the Managers who are not parties to this Agreement or "interested persons" (as defined by the Investment Company Act and the rules thereunder) of any such party.

     6. Assignment or Amendment. Any amendment to this Agreement shall be in writing and shall be subject to the approval of the Board, including the vote of a majority of the Managers who are not "interested persons," as defined by the Investment Company Act and the rules thereunder. This Agreement shall automatically and immediately terminate in the event of its "assignment," as defined by the Investment Company Act, and the rules thereunder.

     7. Termination. This Agreement may be terminated (i) by ASI at any time without penalty upon sixty days' written notice to the Fund (which notice may be waived by the Fund); or (ii) by the Fund at any time without penalty upon sixty days' written notice to ASI (which notice may be waived by ASI). Any termination of this Agreement shall not affect the obligation of the Fund to pay the Investor Servicing Fee to reimburse ASI for payments made to any Service Provider prior to such termination.

     8. Choice of Law. This Agreement shall be governed by the laws of the State of Colorado applicable to agreements made and to be performed entirely within the State of Colorado (without regard to any conflicts of law principles thereof). Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                    ALTIS SECURITIES, INC.


                                    By:  s/s  Gordon Dihle
                                       ---------------------------------
                                    Name:   Gordon Dihle
                                    Title:  President

                                    ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC
                                    By:  s/s  Jack C. Dillon
                                    Name:   Jack C. Dillon
                                    Title:  President

                                                                     Exhibit (n)
                                                                     -----------


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




     We hereby consent to the use in this Registration Statement on Form N-2 of our report dated February 11, 2003, relating to the financial statements of Altis Limited Alternative Strategy Fund, LLC which appear in such Registration Statement. We also consent to the reference to us under the heading Independent Accountants and Legal Counsel in such Registration Statement.




Spicer, Jeffries & Co.

Denver, Colorado
February 11, 2003

                                                                     Exhibit (r)
                                                                     -----------

                  ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC

                                 CODE OF ETHICS

This Code of Ethics (the "Code") has been adopted by Altis Limited Alternative Strategy Fund, LLC (the "Company") a registered investment company advised by Altis Advisors, Inc., (the "Advisor") in compliance with Rule 17j-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of recommended investments and investment intentions of the Company, other investment companies and other clients for which the Company or its affiliates act as advisor or sub-advisor (collectively, "Advisory Clients") may abuse their fiduciary duties and otherwise to deal with the type of conflict of interest situations to which the rule is addressed.

In general, the fiduciary principles that govern personal investment activities reflect, at the minimum, the following: (1) the duty at all times to place the interests of Advisory Clients first; (2) the requirement that all personal securities transactions be conducted consistent with the Code of Ethics and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility; and (3) the fundamental standard that Advisory Client personnel should not take inappropriate advantage of their positions.

A.   Important General Prohibitions

     The specific provisions and reporting requirements of this Code of Ethics are concerned primarily with those investment activities of a Covered Person (as defined below) who may benefit from or interfere with the purchase or sale of portfolio securities by Advisory Clients. However, both the Rule and this Code of Ethics prohibit any officer or director of an Advisory Client as well as any Affiliate (as defined below) from using information concerning the investment intentions of Advisory Clients, or their ability to influence such investment intentions, for personal gain or in a manner detrimental to the interests of any Advisory Client. Specifically, the Rule makes it unlawful for any such person, directly or indirectly, in connection with the purchase or sale of a "security held or to be acquired" by any Advisory Client:

     1. To employ any device, scheme or artifice to defraud the Company;

     2. To make any untrue statement of a material fact to the Company or omit to state a material fact necessary in order to make the statements made to the Company, in light of the circumstances under which they are made, not misleading;

     3. To engage in any act, practice or course of business that operates or would operate as a fraud or deceit on the Company; or

     4. To engage in any manipulative practice with respect to the Company.

     The policies, restrictions and procedures included in this Code are designed to prevent violations of these prohibitions.

     In addition, the Investment Company Institute (the "ICI") has suggested that investment companies adopt various additional measures to obviate conflicts, prevent and detect abusive practices, and preserve the confidence of investors. Certain of the policies, restrictions and procedures included in this Code of Ethics are intended to implement these additional measures.

B.   Definitions as used herein:

     "Advisory Client" means any fund, other investment company or other client for which the Company or its affiliates act as advisor or sub-advisor.

     "Affiliate" means any officer, director, trustee or employee of the Company or the Advisor as well as any persons who directly or indirectly control (as defined in the 1940 Act) their activities. It includes but is not limited to "Covered Persons," other than Independent Directors.

     "Beneficial Interest" means any interest by which an Affiliate or Covered Person, or any member of his or her immediate family (relative by blood or marriage) living in the same household, can directly or indirectly derive a "monetary benefit" from the purchase, sale or ownership of a security except such interests as a majority of the Independent Directors of the Company shall determine to be too remote for the purpose of this Code of
     Ethics: (i) a direct monetary benefit is the opportunity, directly or indirectly, to profit, or to share the profit, from the transaction; (ii) an indirect monetary benefit is any nondirect financial interest, but is specifically defined in the rules to include securities held by members of your immediate family sharing the same household; securities held by a partnership of which you are a general partner; securities held by a trust of which you are the settler if you can revoke the trust, or a beneficiary if you have or share investment control with the trustee; and equity securities which may be acquired upon exercise of an option or other right, or through conversion. (For interpretive guidance on whether you have a direct or indirect pecuniary interest in a transaction, you should consult the Company's designated administrator (the "Administrator"). A report shall not be construed as an admission by the person making the report that he or she has any direct or indirect beneficial ownership in the security.)

     "Covered Person" means, in addition to the officers and directors of the Company and the Advisor (1) any person who, in connection with his regular functions or duties, participates in the selection of, or regularly obtains information regarding, the Covered Securities currently being purchased, sold or considered for purchase or sale by the Company or the Advisor and who is also an employee of the Company or the Advisor or any other entity adopting this Code of Ethics or, for the purposes of Paragraph 5(j) solely, the Sub-Advisor; and (2) any natural person in a control relationship to the Company or the Advisor or its investment advisor who obtains information concerning recommendations made to the Company or the Advisor with regard to the purchase or sale of Covered Securities by the Company or the Advisor.

     "Covered Securities" include all types of equity securities (such as common stock and preferred stock), debt securities, options on securities, index options, rights or warrants and financial futures contracts, but excludes securities issued by the U.S. government or its agencies, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments including repurchase agreements, and shares issued by open-end investment companies. "High quality short-term debt instrument" shall mean an instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization (NRSRO).

     References to "Covered Securities" in the Code of Ethics shall include any warrant for, option in, or security or other instrument immediately convertible into or whose value is derived from those "Covered Securities" and any instrument or right which is equivalent to those "Covered Securities."

     "Fund" for purposes of this Code of Ethics means any investment company registered under the 1940 Act for which the Company or the Advisor is the investment advisor or sub-advisor.

     "Independent Director" means any director or trustee of an investment company who is not an "interested person" of Altis or Altis Limited Alternative Strategy Fund, LLC as defined by Section 2(a)(19) of the 1940 Act.

     "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, the issuer of which immediately before the registration, was not subject to the reporting requirements of sections 13 or 15(d) of the Securities Exchange Act of 1934.

     "Investment Personnel" includes (1) a Portfolio Manager, (2) a securities analyst or trader who provides information and advice to Portfolio Managers or who helps execute a Portfolio Manager's decisions, (3) any other person who, in connection with his/her duties, makes or participates in making recommendations regarding an Advisory Client's purchase or sale of securities, and (4) any natural person in a control relationship to an Advisory Client or its investment advisor who obtains information concerning recommendations made to the Advisory Client with regard to the purchase or sale of Covered Securities by the Advisory Client.


     "Portfolio   Manager"  means  an  individual   entrusted  with  the  direct
     responsibility and authority to make investment decisions affecting a particular Advisory Client.

     "Private Placement" means an offering that is exempt from registration under the Securities Act of 1933 pursuant to section 4(2) or section 4(6) or pursuant to rule 504, rule 505 or rule 506 under the Securities Act of 1933.

     "Security Held or to be Acquired" by the Company means any Covered Securities which, within the most recent 15 days (1) are or have been held by the Company or (2) are being considered by the Company or its investment advisor for purchase by the Company; and any option to purchase or sell, and any security convertible into or exchangeable for, "Covered Securities."

     A security is "being considered for purchase or sale" from the time an order is given by or on behalf of the Portfolio Manager to the order room of an Advisory Client until all orders with respect to that security are completed or withdrawn.

     "Sub-Advisor" means an investment advisor that acts as a sub-advisor to a portfolio advised by the Company or its affiliates.

C.   Company Policies.

     It is the policy of the Company that no Covered Persons of the Company shall engage in any act, practice or course of conduct that would violate the provisions of Rule 17j-1(b) set forth above. In this regard, each Covered Person has a duty at all times to place the interests of members of the Company first and is required to conduct all personal securities transactions consistent with the letter and spirit of this Code and in such a manner as to avoid any actual or potential conflicts of interest or any abuse of the Covered Person's position of trust and responsibility. It is a fundamental standard that Covered Persons should not take inappropriate advantage of their positions.

D.   Restrictions.

     1. No Covered Person shall purchase or sell, directly or indirectly, any Covered Securities where he or she has, or by reason of such transaction acquires or disposes of, any direct or indirect Beneficial Interest and where he or she knows or should have known, at the time of such purchase or sale, that the Covered Securities:

     (a) are being considered for purchase or sale by the Company; or

     (b) are being purchased or sold by the Company.

     2. A Covered Person, with the exception of an Independent Director, may not purchase or sell options or futures, other than options and futures related to broad-based indices, U.S. Treasury securities, currencies and long portfolio positions in the same or a substantially similar security. When used as a bona fide hedge and with prior approval of the Administrator of the Code of Ethics, the instruments listed in this Section D(2) are not subject to the 60 day hold requirement of Section D(6).

     3. No Investment Personnel may purchase any Covered Securities in an Initial Public Offering.

     4. No Investment Personnel may, without the express prior written approval of the Administrator of this Code of Ethics, which shall set forth the rationale supporting such pre-approval, acquire any security in a Private Placement, and if a Private Placement security is acquired, such Investment Personnel must disclose that investment when he/she plays a part in an Advisory Client's subsequent consideration of any investment in that issuer, and in such circumstances, an independent review shall be conducted by Investment Personnel who do not have an interest in the issuer and by the Administrator.

     5. Investment Personnel are prohibited from serving on the board of directors or trustees of a company whose stock is publicly traded, absent prior authorization from the Company's Administrator based upon a determination that the board service would be consistent with the interests of the Company and its shareholders. Investment Personnel are required to provide copies of all brokerage statements and confirmations to the Company's Administrator. All Investment Personnel shall disclose all personal securities holdings upon commencement of employment with the Company and annually thereafter.

     6. Investment Personnel may not purchase and sell or sell and purchase any Covered Securities within any sixty (60) day period, with the exception of the instruments listed in Section D(2) when used for bona fide hedging purposes and with prior approval of the Administrator of the Code of Ethics. Any profits realized on such prohibited trades shall be disgorged.

     7. Any profits realized by Investment Personnel from "short-term trading" defined as a purchase and sale, or sale and purchase, of the same (or equivalent) securities, which both occur within any 60-day period of Covered Securities shall be disgorged to the Company.

                                                                             158

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

     8. Investment Personnel are prohibited from receiving any gift or item valued at more than $100 per donor per year from any person or entity that does business with or on behalf of the Company.

     9. A purchase or sale of Covered Securities by Investment Personnel that is otherwise permitted by this Code of Ethics may not be effected until the Investment Personnel first obtains written pre-clearance from the Administrator or the Administrator's designee, and, if such pre-clearance is obtained from the Administrator's designee, a copy of the written pre-clearance is promptly received by the Administrator.

     10. A Portfolio Manager may not purchase or sell any Covered Securities within seven (7) days before or after the purchase or sale of those Covered Securities by an Advisory Client of which he/she is a Portfolio Manager. Any profits realized with respect to such purchase or sale shall be disgorged.

     11. No Affiliate or Independent Director may purchase or sell any Covered Securities in which he or she has or thereby acquires a Beneficial Interest with actual knowledge that a decision to place an order for the purchase or sale of the same Covered Securities by an Advisory Client had been made or proposed.

     The restrictions set forth in Section D.1. shall not apply to: (a) purchases or sales of any Covered Securities that are not eligible for purchase or sale by the Company; (b) purchases or sales which are non-volitional on the part of the Covered Persons; (c) purchases which are part of an automatic dividend investment plan; (d) purchases which are effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from the issuer, and sales of such rights; or (e) sales which are effected pursuant to a tender offer or similar transaction involving an offer to acquire all or a significant portion of a class of securities.

     In addition, the restrictions set forth in Section D(1). shall not apply to purchases or sales which are only remotely potentially harmful to the Company, as determined by the Company's Administrator, because they would be very unlikely to affect a highly institutional market.

E.   Procedures.

     1. In order to provide the Company with information to enable it to determine with reasonable assurance whether the provisions of Rule 17j-1(b) are being observed by its Covered Persons, each Covered Person shall file the following reports with the Company unless the Covered Person is exempt under Sections E(1)(d) or H from reporting:

     (a) Initial Holdings Report

     Each Covered Person of the Company, shall submit a report in the form attached hereto as Appendix B to the Company's Administrator listing all holdings in Covered Securities in which the Covered Person had any direct or indirect beneficial ownership (including publicly traded and privately offered securities and regardless of whether the securities are held in a brokerage account) and identifying all accounts maintained at brokers dealers and banks that held any securities for the direct or indirect benefit of the Covered Person as of the date the person became an Covered Person. Such report shall be filed not later than 10 days after the person becomes an Covered Person, but need not show holdings or accounts over which such person had no direct or indirect influence or control. In lieu of providing such a report, a Covered Person may provide account statements to the Company's Administrator.

     (b) Quarterly Transaction Report

     Within ten (10) days after the end of each calendar quarter, each Covered Person of the Company shall submit a report in the form attached hereto as Appendix C to the Company's Administrator showing all transactions effected during the quarter in Covered Securities in which the person had any direct or indirect beneficial ownership and all accounts established at brokers, dealers, and/or banks that held any securities during the quarter for the direct or indirect benefit of the Covered Person. Such report shall be filed not later than 10 days after the end of each calendar quarter, but need not show transactions over which such person had no direct or indirect influence or control. However, a Covered Person shall not be considered in violation of this Code of Ethics for not making a quarterly report if all such information required by that report is contained in trade confirmations and account statements previously provided to the Administrator of this Code of Ethics for the time period covered by that quarterly report.

     (c) Annual Holdings Report

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                                       39

     Each Covered Person of the Company shall submit an annual report in the form attached hereto as Appendix D to the Company's Administrator showing all holdings of Covered Securities in which the Covered Person had direct or indirect beneficial ownership and all accounts maintained at brokers, dealers, and/or banks that held any securities for the direct or indirect benefit of the Covered Person as of the calendar year end. Information in the annual report must be current as of a date no more than 30 days before the report is submitted to the Company. Such report shall be filed not later than 30 days after the end of each calendar year, but need not show holdings or accounts over which such person had no direct or indirect influence or control. In lieu of providing such a report, a Covered Person may provide account statements to the Company's designated Administrator.

     (d) Exception from Reporting Requirements

     Each Manager who is not an "interested person" of the Company (an "Independent Manager") and who would be required to make a report solely by reason of being a Manager, is exempt from the requirements to submit an initial holdings report and annual holdings reports, as would otherwise be required by Section E(1)(a) and Section E(1)(c) above. An Independent Manager is also exempt from the requirement to submit a quarterly transaction report as required by Section E(1)(b), but only if during the applicable calendar quarter there has not occurred any transaction in Covered Securities where the Independent Manager knew at the time of the transaction or, in the ordinary course of fulfilling the Independent Manager's official duties as an Independent Manager, should have known that during the 15-day period immediately before or after the date of the transaction in Covered Securities, such Covered Securities are or were purchased or sold by the Company, or considered for purchase or sale by the Company or its investment advisor or sub-advisor. No report is required if the Independent Manager had no direct or indirect influence or control over the transaction or transactions that would otherwise give rise to a reporting requirement by the Independent Manager for a calendar quarter.

     2. Every Covered Person of the Company (including each Independent Manager) shall submit an annual certification in the form of Appendix E to the Company's. This requirement applies to all members of the Board of Managers (the "Board"), including those who are not "interested persons" of the Company.

     3. The Company's Administrator shall notify each Covered Person of the Company who may be required to make reports pursuant to this Code that such person is subject to reporting requirements and shall deliver a copy of this Code to each such person. Any amendments to this Code shall be similarly furnished to each person to whom this Code is applicable.

     4. The Company's Administrator shall report to the Board:

     (a) at the next meeting following the receipt of any report on Appendix C with respect to each reported transaction in a security which was, within 15 days before or after the date of the reported transaction: (i) purchased or sold by the Company, or (ii) considered by the Company for purchase or sale, unless (in either case) the amount involved in the transaction was less than $50,000;

     (b) with respect to any transaction not required to be reported to the Board by the operation of subsection (a), that the Company's Administrator believes nonetheless may evidence a violation of this Code; and

     (c) apparent violations of the reporting requirements stated herein.

     5. Each year the Company shall furnish to the Company's Board, and the Board shall consider, a written "annual issues and certification report" that:

     (a) describes any issues arising under this Code or the code of ethics of any investment advisor of the Company (including any sub-advisor) or of the distributor of interests in the Company, or relating to the procedures imposed by the Code or any such other codes of ethics since the last report to the Board, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations, and

     (b) certifies that the Company has adopted procedures reasonably necessary to prevent Covered Persons from violating the Code.

     6. The Board shall consider reports made to it hereunder and shall determine whether the policies established in Sections A and C of this Code have been violated, and what sanctions, if any, should be imposed. The Board shall review the operation of this Code at least once a year, and shall make and approve such changes to the Code as it deems necessary.

         7. This Code, as well as a copy of each code of ethics in effect within the past 5 years, a copy of each annual issues and certification report, a copy of each report by an Covered Person, any written report hereunder by the Company's Administrator and lists of all persons required to make reports shall be preserved with the Company's records for the period required by Rule 17j-1. In addition, a record of any violation of this Code shall be preserved with the Company's records for the period required by Rule 17j-1.

F.   Adoption and Approval of Codes of Ethics.

     The Board including a majority of non-interested managers, shall approve the Code of the Company, the code of ethics of each investment advisor and principal underwriter of the Company upon initial engagement of either, and any material changes to these codes no later than six months after the adoption of the material change.

G.   Insider Trading and Conflicts of Interest.

     The Board of the Company has adopted a policy statement on insider trading and conflicts of interests (the "Policy Statement"), a copy of which is attached hereto as Appendix F. All Covered Persons are required by this Code to read and familiarize themselves with their responsibilities under the Policy Statement.

H.   Interrelationship  with  Investment  Advisor's and  Sub-Advisor's  Codes of
Ethics.

     A person who is both a Covered Person of the Company and a Covered Person of the Advisor or a sub-advisor of the Company, or a Covered Person of the distributor of interests in the Company, is only required to report under and otherwise comply with the Rule 17j-1 code of ethics of such advisor, sub-advisor or distributor, as applicable, provided that such code has been adopted pursuant to and in compliance with Rule 17j-1 and that the Board of the Company has also approved such code pursuant to Rule 17j-1. Such persons, however, are still subject to the principles and prohibitions contained in Sections A and C of this Code.

I.   Confidentiality of Advisory Client Transactions

     Until disclosed in a public report to shareholders or to the Securities and Exchange Commission in the normal course, all information concerning the securities "being considered for purchase or sale" by the Company or the Advisor shall be kept confidential by all Covered Persons and disclosed by them only on a need to know basis in accordance with practices and policies developed and periodically reviewed for their continuing appropriateness by an officer of the Company designated for this purpose by its Chairman or President. Any questions regarding confidentiality are to be directed to the Administrator of this Code of Ethics or to the Company's General Counsel. It shall be the responsibility of the Administrator of this Code of Ethics to be familiar with such practices and policies and to report any inadequacy found by him to the Company and the Board of the Company or any committee appointed by them to deal with such information.

J.   Sanctions.

     Any violation of this Code of Ethics shall be subject to the imposition of such sanctions by the Company as may be deemed appropriate under the circumstances to achieve the purposes of the Rule and this Code of Ethics and may include suspension or termination of employment, a letter of censure and/or restitution of an amount equal to the difference between the price paid or received by the affected Advisory Client(s) and the more advantageous price paid or received by the offending person except that sanctions for violation of this Code of Ethics by an Independent Director of the Company will be determined by a majority vote of its other Independent Directors.

K.   Administration and Construction.

     The administration of this Code of Ethics shall be the responsibility of a person nominated by Altis and approved by the Independent Directors of the Fund as the "Administrator" of this Code of Ethics.

                                  Appendix A-1


                         CODE OF ETHICS ACKNOWLEDGEMENT


TO:  ADMINISTRATOR OF CODE OF ETHICS


     I hereby certify to Altis Advisors, Inc. and Altis Limited Alternative Strategy Fund, LLC that I have read and understand the Code of Ethics. I recognize that I am subject to the Code of Ethics, and I will act in accordance with the policies and procedures expressed in the Code of Ethics.


Date:____________________


Signature:____________________________

Print Name:___________________________

                                   APPENDIX B

                  ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC
                            Initial Holdings Report*

To the Designated Administrator of ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC

     I have reported below** all holdings of covered securities in which I had any direct or indirect beneficial ownership and all accounts maintained at brokers, dealers, and/or banks that held any securities directly or indirectly for my benefit on _________, 200__, the day I became an Covered Person. I understand that I am required to report my own holdings and accounts, and holdings and accounts of: (a) immediate family members who live with me, (b) partnerships of which I am a general partner, (c) trusts of which I am a trustee if I have investment control or a pecuniary interest or an immediate family member is a beneficiary (whether or not they live with me), (d) revocable trusts of which I am a settlor, and (e) trusts of which I am a beneficiary if I have any investment control.

Covered Securities (direct or indirect beneficial ownership
-----------------------------------------------------------

    Title of Security                  Number of Shares (equity security) or
                                       Principal Amount (debt security
------------------------------------   ----------------------------------------
------------------------------------   ----------------------------------------
------------------------------------   ----------------------------------------
------------------------------------   ----------------------------------------
------------------------------------   ----------------------------------------

Security Accounts (holding securities for my direct or indirect benefit)
 -----------------------------------------------------------------------

     Broker, Dealer or Bank Name                 Name(s) on Account
 -----------------------------------   ----------------------------------------
------------------------------------   ----------------------------------------
------------------------------------   ----------------------------------------
------------------------------------   ----------------------------------------

     This report may exclude holdings and accounts as to which I had no direct or indirect influence or control, and is not an admission that I have or had any direct or indirect beneficial ownership in the holdings and accounts listed above.

Dated:_______________________________________

Signature:____________________________________

* Please complete and submit this form no later than 10 days after you became a Covered Person.

** You may attach account statements instead of listing holdings and security accounts.

                                   APPENDIX C

                  ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC
                          Quarterly Transaction Report*

To the Designated Administrator of ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC

     I have reported below** all transactions effected in covered securities in which I had any direct or indirect beneficial ownership and all accounts established at brokers, dealers, and/or banks that held any securities directly or indirectly for my benefit during the calendar quarter ended ___________, 200__. I understand that I am required to report my own transactions and accounts, and transactions and accounts of: (a) immediate family members who live with me, (b) partnerships of which I am a general partner, (c) trusts of which I am a trustee if I have investment control or a pecuniary interest or an immediate family member is a beneficiary (whether or not they live with me), (d) revocable trusts of which I am a settlor, and (e) trusts of which I am a beneficiary if I have any investment control.


Covered Securities (direct or indirect beneficial ownership)

-------------------------------------------------------------------------------------------------
Title of Security   Date of    Number of Shares   Interest Rate     Nature of     Price of Broker
                  Transaction  (equity security)  and Maturity    Transaction     Covered Dealer
                              or Principal Amount   Date (if    (Purchase, Sale, or Security Bank
                                (debt security)    applicable)       Other)             Name
-------------------------------------------------------------------------------------------------
----------------- ----------- ------------------- ------------- ---------------- ----------------
----------------- ----------- ------------------- ------------- ---------------- ----------------
----------------- ----------- ------------------- ------------- ---------------- ----------------
----------------- ----------- ------------------- ------------- ---------------- ----------------
----------------- ----------- ------------------- ------------- ---------------- ----------------
-------------------------------------------------------------------------------------------------

Security Accounts (holding securities for my direct or indirect benefit)

--------------------------------------------------------------------------------
Broker, Dealer or Bank Name    Name(s) on Account  Date Account was Established
----------------------------- -------------------- -----------------------------
----------------------------- -------------------- -----------------------------
----------------------------- -------------------- -----------------------------
----------------------------- -------------------- -----------------------------
----------------------------- -------------------- -----------------------------
--------------------------------------------------------------------------------


This report may exclude transactions and accounts as to which I had no direct or indirect influence or control and is not an admission that I have or had any direct or indirect beneficial ownership in the securities and accounts listed above.

Dated: ________________________________________

Signature: ________________________________________

* Please complete and submit this form no later than 10 days after the end of each calendar quarter.

** You may attach account statements instead of listing transactions and security accounts.

                                   APPENDIX D

                  ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC

                   December 31, 200__ Annual Holdings Report*

To the Designated Administrator of ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC.

     I have reported below** all holdings of covered securities in which I had any direct or indirect beneficial ownership and all accounts maintained at brokers, dealers, and/or banks that held any securities directly or indirectly for my benefit on December 31, 200__. I understand that I am required to report my own holdings and accounts, and holdings and accounts of: (a) immediate family members who live with me, (b) partnerships of which I am a general partner, (c) trusts of which I am a trustee if I have investment control or a pecuniary interest or an immediate family member is a beneficiary (whether or not they live with me), (d) revocable trusts of which I am a settlor, and (e) trusts of which I am a beneficiary if I have any investment control.

Covered Securities (direct or indirect beneficial ownership
-----------------------------------------------------------

   Title of Security           Number of Shares (equity security) or
                               Principal Amount (debt security)
----------------------     ---------------------------------------------
----------------------     ---------------------------------------------
----------------------     ---------------------------------------------
----------------------     ---------------------------------------------
----------------------     ---------------------------------------------

Security Accounts (holdings securities for my direct or indirect benefit)
-------------------------------------------------------------------------

Broker, Dealer or Bank Name            Name(s) on Account

---------------------------       -----------------------------
---------------------------       -----------------------------
---------------------------       -----------------------------
---------------------------       -----------------------------

This report may exclude holdings and accounts as to which I had no direct or indirect influence or control, and is not an admission that I have or had any direct or indirect beneficial ownership in the holdings and accounts listed above.

Dated: ______________________________________

Signature: ______________________________________

* Please complete and submit this form no later than 30 days after the end of each calendar year.

** You may attach account statements instead of listing holdings and accounts.

                                   APPENDIX E

                  ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC
                       Annual Certification of Compliance
                 for the Calendar Year Ended December 31, 200__.

To the Designated Administrator of ALTIS LIMITED ALTERNATIVE STRATEGY FUND, LLC:

     I hereby certify that, during the calendar year specified above, I have complied with the requirements of the Code of Ethics and have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of the Code. I have read and understand the Code of Ethics and recognize that I am subject thereto.

Dated:

Signature: __________________

                                   APPENDIX F

                       POLICY STATEMENT ON INSIDER TRADING

A.   Introduction

     The Company seeks to foster a reputation for integrity and professionalism. That reputation is a vital business asset. The confidence and trust placed in us by investors in the Company is something we should value and endeavor to protect. To further that goal, this Policy Statement implements procedures to deter the misuse of material, nonpublic information in securities transactions.

     Trading securities while in possession of material, nonpublic information or improperly communicating that information to others may expose you to stringent penalties. Criminal sanctions may include a fine of up to $1,000,000 and/or ten years imprisonment. The Securities and Exchange Commission ("SEC") can recover the profits gained or losses avoided through the volatile trading, a penalty of up to three times the illicit windfall and an order permanently barring you from the securities industry. Finally, you may be sued by investors seeking to recover damages for insider trading violations.

     Regardless of whether a government inquiry occurs, the Company views seriously any violation of this Policy Statement. Such violations constitute grounds for disciplinary sanctions, including dismissal.

B.   Scope of the Policy Statement

     This Policy Statement is drafted broadly; it will be applied and interpreted in a similar manner. This Policy Statement applies to securities trading and information handling by Covered Persons, as defined in the Company's Code of Ethics, (including spouses, minor children and adult members of their households).

     The law of insider trading is unsettled; an individual legitimately may be uncertain about the application of the Policy Statement in a particular circumstance. Often, a single question can forestall disciplinary action or complex legal problems. You should direct any questions relating to the Policy Statement to the Company's Designated Administrator. You also must notify the Designated Administrator immediately if you have any reason to believe that a violation of the Policy Statement has occurred or is about to occur.

C.   Policy Statement

     No person to whom this Policy Statement applies, including you, may trade, either personally or on behalf of others, while in possession of material, nonpublic information; nor may the Company's Covered Persons communicate material, nonpublic information to others in violation of the law. This section reviews principles important to the Policy Statement.

     1. What is Material Information?

     Information is "material" when there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions. Generally, this is information whose disclosure will have a substantial effect on the price of a company's securities. No simple "bright line" test exists to determine when information is material; assessments of materiality involve a highly fact-specific inquiry. For this reason, you should direct any questions about whether information is material to the designated Administrator.

     Material information often relates to a company's results and operations including, for example, dividend changes, earning results, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

     Material information also may relate to the market for a company's securities. Information about a significant order to purchase or sell securities may, in some contexts, be deemed material. Similarly, prepublication information regarding reports in the financial press also may be deemed material. For example, the Supreme Court upheld the criminal convictions of insider trading defendants who capitalized on prepublication information about the Wall Street Journal's "Heard on the Street" column.

     2. What is Nonpublic Information?

     Information is "public" when it has been disseminated broadly to investors in the marketplace. Tangible evidence of such dissemination is the best indication that the information is public. For example, information is public after it has become available to the general public through a public filing with the SEC or some other government agency, the Dow Jones "tape" or the Wall Street Journal or some other publication of general circulation, and after sufficient time has passed so that the information has been disseminated widely.

     3. Identifying Inside Information

     Before executing any trade for yourself or others, including the Company, you must determine whether you have access to material, nonpublic information. If you think that you might have access to material, nonpublic information, you should take the following steps:

     (i)  Report  the  information   and  proposed  trade   immediately  to  the
          designated Administrator.

     (ii) Do not purchase or sell the securities on behalf of yourself or others, including the Company.

     (iii)Do not communicate the information inside or outside the Company, other than to the designated Administrator.

     (iv) After the designated Administrator has reviewed the issue, the firm will determine whether the information is material and nonpublic and, if so, what action the Company should take.

     You should consult with the designated Administrator before taking any action. This degree of caution will protect you and the Company.

     4. Contact with Public Companies

     The Company's contacts with public companies represent an important part of our research efforts. The Company may make investment decisions on the basis of the Company's conclusions formed through such contacts and analysis of publicly-available information. Difficult legal issues arise, however, when, in the course of these contacts, a Company employee or other person subject to this Policy Statement becomes aware of material, nonpublic information. This could happen, for example, if a company's Chief Financial Officer prematurely disclosed quarterly results to an analyst or an investor relations representative makes a selective disclosure of adverse news to a handful of investors. In such situations, the Company must make a judgment as to its further conduct. To protect yourself and the Company, you should contact the designated Administrator immediately if you believe that you may have received material, nonpublic information.

     5. Tender Offers

     Tender offers represent a particular concern in the law of insider trading for two reasons. First, tender offer activity often produces extraordinary gyrations in the price of the target company's securities. Trading during this time period is more likely to attract regulatory attention (and produces a disproportionate percentage of insider trading cases). Second, the SEC has adopted a rule which expressly forbids trading and "tipping" while in possession of material, nonpublic information regarding a tender offer received from the tender offer, the target company or anyone acting on behalf of either. Company employees and others subject to this Policy Statement should exercise particular caution any time they become aware of nonpublic information relating to a tender offer.


                                                                             168